UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._____)
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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CAMDEN PROPERTY TRUST

(Name of Registrant as Specified In Its Charter)

Not Applicable

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CAMDEN PROPERTY TRUST
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	May 11, 2011
Time:	9:00 a.m., central time
Place:	Renaissance Hotel
6 Greenway Plaza East
Houston, Texas
Matters to be voted on:
1.	To elect nine Trust Managers to hold office for a one-year term;

2.	To ratify Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

3.	To approve a change in our state of formation from Texas to Maryland;

4.	To approve our 2011 Share Incentive Plan;

5.	To hold an advisory vote on executive compensation;

6.	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation; and

7.	To act on any other matter which may properly come before the meeting.
The Board of Trust Managers recommends you vote FOR each of the nominees for Trust Manager, FOR approval of the change in our state of formation from Texas to Maryland, FOR approval of our 2011 Share Incentive Plan, FOR approval, on an advisory basis, of the compensation of our named executive officers, and FOR approval, on an advisory basis, of an annual advisory vote on executive compensation. The Audit Committee, which has the sole authority to retain our independent registered public accounting firm, recommends you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2011.
Shareholders who are holders of record of common shares at the close of business on March 14, 2011 will be entitled to vote at the annual meeting.
Please contact our investor relations department at (800) 922-6336 or (713) 354-2787 if you have any questions.

By Order of the Board of Trust Managers,

J. Robert Fisher
Vice President-General Counsel and Secretary
March ___, 2011
Important Notice Regarding Availability of Proxy Materials for our
Annual Meeting of Shareholders to be held on May 11, 2011
The proxy statement and annual report to shareholders are available at www.proxyvote.com and in the investor relations section of our website at www.camdenliving.com under “SEC Filings.”

INTRODUCTION
The Board of Trust Managers (the “Board”) of Camden Property Trust (the “Company”) is soliciting proxies to be used at the annual meeting. The proxy materials are first being sent on or about March  _____, 2011 to all shareholders of record on March 14, 2011, the record date for the shareholders entitled to vote at the annual meeting.
The complete mailing address of the Company’s executive offices is 3 Greenway Plaza, Suite 1300, Houston, Texas 77046.
The Company uses its website as a channel of distribution for Company information, and the Company’s website address is www.camdenliving.com. The Company makes available free of charge on the Investor Relations section of its website its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other reports the Company files with or furnishes to the SEC under the Exchange Act, including proxy statements and reports filed by officers and Trust Managers under Section 16(a) of the Exchange Act. The Company also makes available on the investor relations section of its website under “Corporate Governance” its Code of Business Conduct and Ethics, Guidelines on Governance, Code of Ethical Conduct for Senior Financial Officers and the charters of its Audit, Compensation, Corporate Governance and Nominating Committees.
INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
Shares Outstanding
All shareholders of record on the close of business on March 14, 2011 are entitled to vote at the annual meeting. On March 14, 2011, the Company had  _____  common shares outstanding. Each share is entitled to one vote.
Availability of Proxy Materials
The Company is pleased to continue to take advantage of the SEC rule which allows companies to furnish proxy materials to their shareholders over the Internet. As a result, the Company is mailing to most of its shareholders a Notice of Availability of Proxy Materials instead of a printed copy of all of the proxy materials. The Notice of Availability of Proxy Materials you received provides instructions on how to access and review the Company’s proxy materials, submit your vote on the Internet and request a printed copy of the Company’s proxy materials. The Company believes this process of sending you the Notice of Availability of Proxy Materials reduces the environmental impact of printing and distributing hard copy materials and lowers the cost of printing and distribution.
If you previously requested printed copies of the proxy materials, the Company has provided you with printed copies of the proxy materials instead of the Notice of Availability of Proxy Materials. If you would like to reduce the environmental impact and the costs the Company incurs in mailing proxy materials, you may elect to receive all future proxy materials electronically via the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card for electronic delivery of future proxy materials.
The Company’s annual report is being made available to all shareholders entitled to receive notice of and to vote at the annual meeting. The annual report is not incorporated into this proxy statement and should not be considered proxy solicitation material.
Voting
If on the record date your shares were registered directly in your name with the Company’s transfer agent, you are a “shareholder of record.” As a shareholder of record, you may vote in person at the annual meeting or by proxy. To vote by proxy, sign and return the proxy card or submit your proxy via the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card. Voting by proxy does not affect your right to vote in person at the annual meeting. Whether or not you plan to attend the meeting, the Company urges you to vote by proxy.

If on the record date your shares were held through a broker, bank or other agent and not in your name, then you are a “beneficial owner.” If you are a beneficial owner, your shares are held in street name, as is the case for most of the Company’s shareholders. As a beneficial owner, you should have received a voting instruction form with the voting instructions from the organization holding your account, rather than from the Company, and you have the right to direct how the shares in your account are to be voted. Please complete and mail the voting instruction form as instructed to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet if permitted by your bank, broker or other agent by following the instructions provided in the Notice of Availability of Proxy Materials or voting instruction form. As a beneficial owner, you are also invited to attend the annual meeting. However, since you are not a shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your broker, bank or other agent included with the proxy materials, or contact your bank, broker or other agent to request such form of proxy.
You may vote “For” all of the nominees for Trust Manager or you may “Withhold” your vote for any nominee you specify. You may vote “For” or “Against,” or “Abstain” from voting, for the ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for 2011 and for approval of the change in the Company’s state of formation from Texas to Maryland, the 2011 Share Incentive Plan and the advisory vote on executive compensation. Finally, you may vote to have the advisory vote on executive compensation every year, every two years or every three years, or “Abstain” from voting on such matter.
If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated.
If you are a shareholder of record and you return a signed proxy card but do not indicate how you wish to vote, the shares will be voted for all of the nominees for Trust Manager, for ratification of Deloitte as the Company’s independent registered accounting firm for 2011, for approval of the change of the Company’s state of formation from Texas to Maryland, for approval of the 2011 Share Incentive Plan, for approval of the advisory vote on executive compensation and to hold the advisory vote on executive compensation every year. If you do not sign a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.
If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of the New York Stock Exchange (the “NYSE”), that organization may exercise discretionary authority to vote on routine proposals (such as the proposal to ratify the selection of Deloitte as the Company’s independent registered public accounting firm) but may not vote on non-routine proposals (such as the other matters). As a beneficial owner, you will not be deemed to have voted on such non-routine proposals. The shares which cannot be voted by banks, brokers or other agents on non-routine matters are called broker non-votes. Broker non-votes will be deemed present at the annual meeting for purposes of determining whether a quorum exists for the annual meeting. Broker non-votes will make a quorum more readily obtainable, but will not be counted as votes cast.
For election of Trust Managers, absentions and broker non-votes will not affect the vote outcome. For ratification of the appointment of the Company’s independent registered accounting firm, an absention will have the same effect as an “Against” vote, and as this is a routine matter, there will not be any broker non-votes. For approval of the change of the Company’s state of incorporation, an absention or broker non-vote will have the same effect as an “Against” vote. For approval of the Company’s 2011 Share Incentive Plan and approval of the advisory vote on executive compensation, an absention will have the same effect as an “Against” vote, but a broker non-vote will not effect the vote outcome. For the advisory vote on the frequency of the submission to shareholders of the advisory vote on executive compensation, absentions and broker non-votes will not affect the vote outcome.

Revoking a Proxy
If you are a shareholder of record, you may revoke your proxy at any time before the annual meeting by delivering a written notice of revocation or a duly executed proxy card bearing a later date to the Company’s principal executive offices at 3 Greenway Plaza, Suite 1300, Houston, Texas 77046, attention: Corporate Secretary. Such notice or later dated proxy must be received by the Company prior to the annual meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.
If you are a beneficial owner, please contact your broker, bank or other agent for instructions on how to revoke your proxy.
Quorum
The Company needs a quorum of shareholders to hold its annual meeting. A quorum exists when at least a majority of the Company’s outstanding shares entitled to vote on the record date are represented at the annual meeting either in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the annual meeting. Shareholders who vote “Abstain” on any proposal and discretionary votes by brokers, banks and related agents on the routine proposal to ratify the appointment of the Company’s independent registered accounting firm will be counted towards the quorum requirement.
Proxy Solicitation Costs
The Company will pay all of the costs of soliciting proxies. Some of the Company’s Trust Managers, officers and other employees may solicit proxies personally or by telephone, mail, facsimile or other electronic means of communication. They will not be specially compensated for these solicitation activities. Arrangements will also be made with brokerage firms and other custodians for their reasonable expenses for forwarding solicitation materials to the beneficial owners of shares. The Company may retain a proxy soliciting firm to assist in the solicitation of proxies, and does not expect the related solicitation fee to exceed $10,000 plus out-of-pocket expenses.
Householding
The SEC has adopted rules which permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Availability of Proxy Materials addressed to those shareholders. A number of brokers with account holders who are shareholders of the Company “household” the Company’s proxy materials in this manner. If you have received notice from your broker it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or Notice of Availability of Proxy Materials, please notify your broker and the Company’s investor relations department in writing at 3 Greenway Plaza, Suite 1300, Houston, Texas 77046 or by telephone at (800) 922-6336 or (713) 354-2787. If you currently receive multiple copies of the Notice of Availability of Proxy Materials or proxy statement at your address and would like to request householding of your communications, please contact your broker.
Other Business
The Company does not know of any matter to be presented or acted upon at the meeting, other than the proposals described in this proxy statement. If any other matter is presented at the meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the persons named as proxies on the proxy card or voting instruction form.

GOVERNANCE OF THE COMPANY
Board Independence and Meetings
The Board believes the purpose of corporate governance is to ensure the Company maximizes shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices the Board and senior management believe promote this purpose, are sound and represent best practices. The Company continually reviews these governance practices, the rules and listing standards of the NYSE and SEC regulations, as well as best practices suggested by recognized governance authorities.
Currently, the Board has ten members. William R. Cooper is retiring from the Board effective as of the time of the annual meeting and, at such time, there will be one vacancy on the Board. The Board currently expects to add an additional member to the Board in the future. To determine which of its members are independent, the Board used the independence standards adopted by the NYSE for companies listed on such exchange and also considered whether a Trust Manager had any other past or present relationships with the Company which created conflicts or the appearance of conflicts. The Board determined no Trust Manager, other than Richard J. Campo and D. Keith Oden, each of whom is employed by the Company, had any material relationship with the Company under the NYSE standards. As a result, the Company has a majority of independent Trust Managers on its Board as required by the listing requirements of the NYSE.
The Board met either in person or by conference call five times in 2010. All of the Trust Managers attended 75% or more of meetings of the Board and the committees on which they served during 2010. The Company encourages all of its Trust Managers to attend the annual meeting. Nine Trust Managers attended last year’s annual meeting in person.
Executive Sessions
Independent Trust Managers have regularly scheduled executive sessions in which they meet without the presence of management or management Trust Managers. These executive sessions typically occur before or after each regularly scheduled meeting of the Board. Any independent Trust Manager may request an additional executive session be scheduled. The presiding Trust Manager over these executive sessions is Lewis A. Levey, the Lead Independent Trust Manager.
Board Leadership Structure; Board Role in Risk Oversight
Since the Company’s IPO in 1993, the Company has operated using the traditional U.S. board leadership structure, under which the Company’s Chairman of the Board also serves as its Chief Executive Officer. Over this period, Mr. Campo has held both of these positions, and Mr. Oden has served as President with responsibility for the management of the Company’s operations. Messrs. Campo and Oden were the Company’s co-founders and have partnered to lead the Company’s growth and success. Having Mr. Campo serve as both Chairman and CEO has eliminated the potential for confusion or duplication of efforts. The Company believes it has been well-served by this leadership structure and having one person serve as Chief Executive Officer and Chairman is best for the Company and its shareholders.
Of the seven independent Trust Managers nominated for re-election at the meeting, five are currently serving or have served as a chief executive officer and/or chairman of the board of public companies. With respect to the Company’s two other independent Trust Managers, one was the founder and has been the CEO or senior executive officer of large media companies and both have extensive experience serving on public boards. Accordingly, the Company believes all of its independent Trust Managers have demonstrated leadership in large enterprises and all are familiar with board processes. For additional information about the backgrounds and qualifications of the Trust Managers, see “Trust Manager Qualifications” and “Election of Trust Managers” in this proxy statement.

The Board has four committees comprised solely of independent Trust Managers—Audit, Compensation, Nominating and Corporate Governance—with each having a separate chair. Among various other duties set forth in the committee charters, (a) the Compensation Committee oversees the annual performance evaluation of the Company’s Chairman and Chief Executive Officer, President and other executive officers, (b) the Corporate Governance Committee is responsible for succession planning and monitors Board performance and best practices in corporate governance, (c) the Nominating Committee monitors the composition of the Board and its committees, and (d) the Audit Committee oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The chair of each of these committees is responsible for directing the work of the committee in fulfilling these responsibilities.
The entire Board is actively involved in overseeing risk management; however, in accordance with NYSE requirements, the Audit Committee charter provides for the Audit Committee to exercise primary responsibility for overseeing the Company’s risk management function. Management regularly provides updates on risk management to the Audit Committee and the entire Board, and the Board regularly discusses the most significant market, credit, liquidity and operational risks the Company is facing. The Board also engages in regular discussions regarding risk management and related matters with the Company’s Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, and other officers as the Board may deem appropriate.
In addition, each of the Board committees considers the risks within its area of responsibilities. For example, the Compensation Committee considers the risks which may be implicated by the executive compensation programs. The Company believes the leadership structure of the Board supports the Board’s effective oversight of risk management.
In accordance with the Company’s bylaws and Guidelines on Governance, the Board is responsible for selecting the Chief Executive Officer and the Chairman of the Board. The Guidelines on Governance have at all times required the appointment of an Independent Lead Trust Manager.
Under the Company’s Bylaws and Guidelines on Governance, the Chairman of the Board is responsible for chairing Board meetings and annual shareholder meetings, setting the agendas for these meetings in consultation with the Lead Independent Trust Manager, and providing information to Board members in advance of each Board meeting and between Board meetings. Under the Guidelines on Governance, any Board member may recommend the inclusion of specific agenda items to the Chairman, the Lead Independent Trust Manager or the appropriate committee chair and such recommendations will be accommodated to the extent practicable. Under the Guidelines on Governance, the Lead Independent Trust Manager is responsible for the following:
•	presiding at all meetings of the Board at which the Chairman is not present;
•	calling, developing the agenda for and presiding at executive sessions of the independent Trust Managers, and taking the lead role in communicating to the Chairman any feedback, as appropriate;
•	assisting in the recruitment of Board candidates;
•	serving as principal liaison between the independent Trust Managers and the Chairman;
•	communicating with Trust Managers between meetings when appropriate;
•	consulting with the Chairman regarding the information, agenda and schedules of the meetings of the Board;
•	monitoring the quality, quantity and timeliness of information sent to the Board;
•	working with committee chairs to ensure committee work is conducted at the committee level and reported to the Board;

•	facilitating the Board’s approval of the number and frequency of Board meetings, as well as meeting schedules to assure there is sufficient time for discussion of all agenda items;
•	recommending to the Chairman the retention of outside advisors and consultants who report directly to the Board on Board-wide issues;
•	being available, when appropriate, for consultation and direct communication with shareholders and other external constituencies, as needed; and
•	serving as a contact for shareholders wishing to communicate with the Board other than through the Chairman.
Pursuant to the Guidelines on Governance, independent Trust Managers have regularly scheduled executive sessions in which they meet without the presence of management or management Trust Managers. These executive sessions typically occur before or after each regularly scheduled meeting of the Board. Any independent Trust Manager may request an additional executive session be scheduled. The presiding Trust Manager over these executive sessions is the Lead Independent Trust Manager. The Company notes the responsibilities assigned to the Lead Independent Trust Manager are consistent with generally accepted requirements for a “countervailing governance structure” where a company does not have an independent board chairman.
The Company believes, in addition to fulfilling the Lead Independent Trust Manager responsibilities, the Trust Managers who have served as Lead Independent Trust Manager have made valuable contributions to the Company. The following have been among the most important contributions of the Lead Independent Trust Managers:
•	monitoring the performance of the Board and seeking to develop a high-performing Board by, for example, helping the Trust Managers reach consensus, keeping the Board focused on strategic decisions, taking steps to ensure all the Trust Managers are contributing to the work of the Board, and coordinating the work of the Board committees;
•	developing a productive relationship with the Chief Executive Officer and ensuring effective communication between the Chief Executive Officer and the Board; and
•	ensuring and supporting effective shareholder communications.
On an annual basis, as part of the Company’s review of corporate governance and succession planning, the Board (led by the Corporate Governance Committee) evaluates the Board leadership structure to ensure it remains the optimal structure for the Company and its shareholders.
The Company recognizes different board leadership structures may be appropriate for companies with different histories and cultures, as well as companies with varying sizes and performance characteristics. The Company believes its current leadership structure—under which its Chief Executive Officer serves as Chairman of the Board, the Board committees are chaired by, and all of the members are, independent Trust Managers, and a Lead Independent Trust Manager assumes specified responsibilities on behalf of the independent Trust Managers—remains the optimal board leadership structure for the Company and its shareholders.
Share Ownership Guidelines
The Board has adopted a share ownership policy for Trust Managers. The policy provides for a minimum beneficial ownership target of the Company’s common shares with a market value of $250,000 within three years of joining the Board. All Trust Managers who have served on the Board for three or more years currently meet this ownership target.

Committees of the Board
The Board has established five committees. Information regarding these committees is set forth below.
Audit Committee. The current members of the Audit Committee are Scott S. Ingraham (Chair), William G. McGuire, Jr. and Kelvin R. Westbrook. Each member of the Audit Committee satisfies the requirements for independence set forth in Rule 10A-3(b)(1) of the Exchange Act and the NYSE’s listing standards. The Board, after reviewing all of the applicable facts, circumstances and attributes, has determined Mr. Ingraham is an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee operates under a written charter adopted by the Board, which was last amended on February 25, 2010. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Report of the Audit Committee is set forth beginning on page 47 of this proxy statement.
The Audit Committee’s responsibilities include assisting the Board in overseeing the integrity of the Company’s consolidated financial statements, its compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of the Company’s independent registered public accounting firm. In addition, the Audit Committee reviews, as it deems appropriate, the adequacy of the Company’s systems of disclosure controls and internal controls regarding financial reporting and accounting. In accordance with its charter, the Audit Committee has the sole authority to appoint and replace the independent registered public accounting firm, who reports directly to the Audit Committee, approve the engagement fee of the independent registered public accounting firm and pre-approve the audit services and any permitted non-audit services the independent registered public accounting firm may provide to the Company. During 2010, no member of the Audit Committee served on more than two other public company audit committees. The Audit Committee met six times in 2010.
Compensation Committee. The current members of the Compensation Committee are William F. Paulsen (Chair), F. Gardner Parker and Steven A. Webster. Each member of the Compensation Committee satisfies the requirements for independence set forth in the NYSE’s listing standards. The Compensation Committee operates under a written charter adopted by the Board, which was last amended on February 19, 2009. The Compensation Committee reviews and assesses the adequacy of its charter on an annual basis. The Compensation Committee’s responsibilities include overseeing the Company’s compensation programs and practices and determining compensation for the Company’s executive officers. The Compensation Committee met eight times in 2010.
Nominating Committee. The current members of the Nominating Committee are Kelvin R. Westbrook (Chair), William F. Paulsen and F. Gardner Parker. Each member of the Nominating Committee satisfies the requirements for independence set forth in the NYSE’s listing standards. The Nominating Committee operates under a written charter adopted by the Board, which was last amended on February 19, 2009. The Nominating Committee reviews and assesses the adequacy of its charter on an annual basis. The Nominating Committee’s responsibilities include selecting the Trust Manager nominees for election at annual meetings of shareholders. The Nominating Committee met two times in 2010.
Corporate Governance Committee. The current members of the Corporate Governance Committee are William B. McGuire, Jr. (Chair), Scott S. Ingraham and Steven A. Webster. Each member of the Corporate Governance Committee satisfies the requirements for independence set forth in the NYSE’s listing standards. The Corporate Governance Committee operates under a written charter adopted by the Board, which was last amended on February 19, 2009. The Corporate Governance Committee reviews and assesses the adequacy of its charter on an annual basis. The Corporate Governance Committee’s responsibilities include ensuring the Board and management are appropriately constituted to meet their fiduciary obligations to the Company’s shareholders and the Company by developing and implementing policies and processes regarding corporate governance matters. The Corporate Governance Committee met one time in 2010.
Executive Committee. The current members of the Executive Committee are Richard J. Campo (Chair), William F. Paulsen and Lewis A. Levey. The executive committee may approve the acquisition and disposal of investments and the execution of contracts and agreements, including those related to the borrowing of money. The Executive Committee may also exercise all other powers of the Trust Managers, except for those which require action by all Trust Managers or the independent Trust Managers under the Company’s declaration of trust or bylaws or under applicable law. The executive committee did not meet in 2010.

Consideration of Trust Manager Nominees
Shareholder Nominees. The policy of the Nominating Committee is to consider all properly submitted shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria described below under “Trust Manager Qualifications.” The Nominating Committee will apply the same criteria to all candidates it considers, including any candidates submitted by shareholders. Any shareholder nomination proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:
Corporate Secretary
Camden Property Trust
3 Greenway Plaza, Suite 1300
Houston, Texas 77046
In addition, the Company’s bylaws permit nominations of Trust Managers at any annual meeting of shareholders by the Board or a committee of the Board or by a shareholder of record entitled to vote at the annual meeting. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and material required by the Company’s bylaws to its corporate secretary at the address set forth above not less than 60 nor more than 90 days prior to the date of the applicable annual meeting. However, if the Company does not provide at least 70 days notice or prior public disclosure of the date of the meeting, the Company must receive notice from a shareholder no later than the close of business on the 10th day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. You may obtain a copy of the full text of the bylaw provision by writing to the Company’s corporate secretary at the address set forth above. A copy of the Company’s bylaws has been filed with the SEC as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 1997 and an amendment thereto has been filed with the SEC as an exhibit to its Current Report on Form 8-K dated May 2, 2006.
Identifying and Evaluating Nominees. The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. William R. Cooper is retiring from the Board effective as of the time of the annual meeting and, at such time, there will be one vacancy on the Board. The Board has commenced a process to identify and appoint an additional Trust Manager to fill the vacancy and has retained a consulting firm to assist the Board in connection with filling the vacancy on the Board. With respect to this vacancy, and in the event other vacancies are anticipated, or otherwise arise, the Nominating Committee is utilizing and intends to continue to utilize a variety of methods for identifying and evaluating nominees for Trust Manager. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee will consider all properly submitted shareholder nominations for candidates to the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating Committee at a regularly scheduled meeting, which is generally the first meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a shareholder in connection with the nomination of a Trust Manager candidate, such materials will be forwarded to the Nominating Committee. The Nominating Committee may also review materials provided by professional search firms or other parties, and/or utilize the findings or recommendations of a search committee composed of other Trust Managers, in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Trust Manager Qualifications. The Guidelines on Governance contain Board membership criteria which the Nominating Committee uses in evaluating nominees for a position on the Board. Under these criteria, a majority of the Board must be comprised of independent Trust Managers. The Nominating Committee works with the Board to determinate the appropriate characteristics, skills and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse backgrounds and experience. Characteristics expected of each Trust Manager include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Nominating Committee takes into account an understanding of the Company’s business, including real estate markets generally, the development, ownership, operation and financing of multifamily communities, and various matters unique to REITs. The Nominating Committee considers a number of other factors, including a general understanding of finance and other disciplines relevant to the success of a large publicly-traded company in today’s business environment, educational and professional background, personal accomplishment, and geographic, gender, age and ethnic diversity. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group which can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment using its diversity of experience. The Nominating Committee evaluates each incumbent Trust Manager to determine whether he should be nominated to stand for re-election, based on the types of criteria outlined above as well as the Trust Manager’s contributions to the Board during his current term.
Each of the nominees for election to the Board this year has previously served as a member of the Board. In addition to fulfilling the criteria described above, each nominee also brings a strong background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and Board service, executive management, media and technology enterprises, private equity investment, and multifamily and related businesses. Set forth below are the conclusions reached by the Board with regard to its nominees.
Messrs. Campo and Oden co-founded the Company’s predecessor companies in 1982 and have spent almost 30 years building the Company from a Texas-based real estate firm with assets valued at $200 million in 1993 to an industry leader with a national footprint and real estate assets totaling over $5 billion.
Mr. Campo’s leadership in the multifamily industry is further evidenced by his being named in December 2009 by Multifamily Executive magazine as one of the 10 most influential executives of the decade and his holding strategic roles within the real estate industry, having served on the executive board as chairman for the National Multi-Housing Council (NMHC), as an executive committee member for the Urban Land Institute (ULI) and on the board of directors of the National Association of Real Estate Investment Trusts (NAREIT). He is also involved in numerous local charitable organizations and has served on the boards of directors of several organizations which focus on the economic development, business outlook and future growth of Houston.
Mr. Oden drives the Company’s strategic initiatives, leads the property operations and corporate support services, and promotes the Company’s culture. Through Mr. Oden’s leadership, the Company has been on the leading edge of incorporating technology into the Company’s platform through web-based property management and revenue management systems to strengthen on-site operations. Mr. Oden leads the Company’s strong workplace culture based on collaboration, trusting relationships and fun, resulting in the Company being named by FORTUNE® magazine for the fourth consecutive year as one of the “100 Best Companies to Work For” in America, placing 7th on the current list, and 3rd in the “small company” category, and 4th on the current list of the “Best Companies to Work for in Texas.” Mr. Oden is a member of the Executive Council of the Center for Real Estate Finance at the University of Texas and serves as advisor, financial supporter, guest lecturer, and panelist for the faculty and students pursuing their MBAs in real estate finance.
Mr. Ingraham brings marketing and business leadership skills from his being a co-founder of three start-up companies, including the multifamily residential real estate leasing web site, Rent.com. He also has over 30 years of experience in other commercial real estate related endeavors and has served as chief executive officer of a public multifamily REIT. Mr. Ingraham also has experience in finance, including real estate investment banking, and qualifies as an audit committee financial expert under SEC guidelines. He is also a member of the board of directors of a public commercial real estate Internet listing web site and a public office property REIT, and serves on each of their audit committees.

Mr. Levey’s experience as a co-founder of a public multifamily REIT and a real estate investment firm, where he provides strategic real estate consulting and advisory services to both private and institutional owners as well as leasing and management services, gives him the leadership and consensus-building skills to serve as the Lead Independent Trust Manager. He also serves on the board of directors of a public financial services company and is active in business organizations including formerly serving in leadership positions with the Urban Land Institute (ULI) and National Multi-Housing Council (NMHC), and serves on the boards of directors of various civic organizations.
Mr. McGuire brings almost 40 years of experience in real estate brokerage, development and management to the Board, including as chairman of the board of a public multifamily REIT. He has been active in a number of professional and community organizations, including the Urban Land Institute (ULI), The Charlotte City Club and Habitat for Humanity of Charlotte, and is the founder and former president of The Neighborhood Medical Clinic.
Mr. Paulsen has almost 30 years of experience in multifamily development and management, including as co-chairman of the board and chief executive officer of a public multifamily REIT. He has also served on the board of directors of a public structured finance REIT, and has been active in a number of professional and community organizations.
Mr. Parker has an extensive background in public accounting. He was a partner of one of the world’s largest accounting firms and serves on the boards and audit committees of several public and private companies. He also brings financial experience to the Board through his involvement in structuring private and venture capital investments for the past 25 years. Mr. Parker is board certified by the National Association of Corporate Directors (NACD).
Mr. Webster brings business leadership skills from his over 30-year career in venture capital and investment activities. He has founded an investment banking firm, a public offshore drilling contractor and a public oil and gas exploration and production company. Mr. Webster also co-founded and/or was a lead investor in numerous other successful ventures in the energy business, and he has been a lead investor in several companies outside the energy business. He currently serves as co-chief executive officer and co-managing partner of a private equity investment firm and as a director of several other companies.
Mr. Westbrook brings legal, media and marketing expertise to the Board. He is a former partner of a national law firm and was the president, chief executive officer and co-founder of two large cable television and broadband companies. Mr. Westbrook currently serves on the boards of two other public companies and a multi-billion dollar not-for-profit healthcare services company and devotes energy to community projects and charity work in St. Louis. He has been featured by Black Enterprise magazine as the CEO of one the nation’s 100 largest businesses owned by African Americans.
Limits on Service on Other Boards. In the Guidelines on Governance, the Board recognized its members benefit from service on the boards of other companies. The Company encourages this service but also believes it is critical Trust Managers have the opportunity to dedicate sufficient time to their service on the Board. To this end, the Guidelines on Governance provide employee Trust Managers may not serve on more than two public company boards in addition to the Board. Individuals who serve on more than six other public company boards will not normally be asked to join the Board and individuals who serve on more than two other public company audit committees will not normally be asked to join the Audit Committee unless, in any such case, the Board determines such simultaneous service would not impair the ability of such individual to effectively serve on the Board or the Audit Committee.
Term Limits; Retirement Age. Trust Managers hold office for one-year terms. The Guidelines on Governance provide, as a general matter, non-employee Trust Managers will not stand for election to a new term of service at any annual meeting following their 75th birthday. As a result of this practice, William R. Cooper is retiring from the Board effective as of the time of the annual meeting. The Board may approve exceptions to this practice when it believes it is in the Company’s interest to do so. The Board does not believe it should establish term limits for Trust Manager service, instead preferring to rely upon the mandatory retirement age and the evaluation procedures described above as the primary methods of ensuring each Trust Manager continues to act in a manner consistent with the best interests of the Company, its shareholders and the Board. The Board believes term limits have the disadvantage of losing the contribution of Trust Managers who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Guidelines on Governance and Codes of Ethics
The Board has adopted Guidelines on Governance to address significant corporate governance issues. These guidelines provide a framework for the Company’s corporate governance initiatives and cover a variety of topics, including the role of the Board, Board selection and composition, Board committees, Board operation and structure, Board orientation and evaluation, Board planning and oversight functions and executive share ownership. The Corporate Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the Board any changes to the guidelines.
The Board has also adopted a Code of Business Conduct and Ethics, which is designed to help officers, Trust Managers and employees resolve ethical issues in an increasingly complex business environment. It covers topics such as reporting unethical or illegal behavior, compliance with law, share trading, conflicts of interest, fair dealing, protection of the Company’s assets, disclosure of proprietary information, internal controls, personal community activities, business records, communication with external audiences and obtaining assistance to help resolve ethical issues. The Company has also adopted a Code of Ethical Conduct for Senior Financial Officers, which is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions.
Communication With the Board
Any shareholder or interested party who wishes to communicate with the Board or any specific Trust Manager, including independent Trust Managers, may write to:
Mr. Lewis A. Levey
Lead Independent Trust Manager
Camden Property Trust
3 Greenway Plaza, Suite 1300
Houston, Texas 77046
Depending on the subject matter, Mr. Levey will:
•	forward the communication to the Trust Manager or Trust Managers to whom it is addressed (for example, if the communication received deals with questions, concerns or complaints regarding accounting, internal accounting controls and auditing matters, it will be forwarded to the chair of the Audit Committee for review);
•	forward to management if appropriate (for example, if the communication is a request for information about the Company or its operations or it is a share-related matter which does not appear to require direct attention by the Board or an individual Trust Manager); or
•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
At each meeting of the Board, the Lead Independent Trust Manager will present a summary of all communications received since the last meeting of the Board and will make those communications available to any Trust Manager on request.

ELECTION OF TRUST MANAGERS
There are currently ten Trust Managers on the Board. William R. Cooper is retiring from the Board effective as of the time of the annual meeting and, at such time, there will be one vacancy on the Board. The Board currently expects to add an additional member to the Board in the future. The Nominating Committee of the Board recommended, and the Board has selected, each of the other nine current Trust Managers as a nominee for election at the annual meeting. No Trust Manager was selected for nomination at the 2011 annual meeting as a result of any arrangement or understanding between that Trust Manager and any other person.
Trust managers elected at the meeting will hold office for a one-year term. Unless you withhold authority to vote for one or more nominees, the persons named as proxies intend to vote for election of the nine nominees.
All nominees have consented to serve as Trust Managers. The Board has no reason to believe any of the nominees will be unable to act as Trust Manager. However, if a Trust Manager is unable to stand for re-election, the Board may either reduce the size of the Board or the Nominating Committee may designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.
Set forth below are the nominees, together with their age, biographical information and directorships held at public companies during the previous five years. For information regarding the conclusions reached by the Board with regard to its nominees, see “Governance of the Company—Consideration of Trust Manager Nominees—Trust Manager Qualifications.”

Richard J. Campo
Age:	56
Trust Manager Since:	1993
Principal Occupation:	Chairman of the Board and Chief Executive Officer of the Company since 1993
Other Current Directorships:	None
Past Directorships:	None

Scott S. Ingraham
Age:	57
Trust Manager Since:	1998
Principal Occupation:	Private Investor and Strategic Advisor since 2005
Other Current Directorships:	LoopNet, Inc. (online commercial real estate services), Kilroy Realty, Inc. (office property REIT)
Past Directorships:	None

Lewis A. Levey
Age:	69
Trust Manager Since:	1997 (Lead Independent Trust Manager since February 2008)
Principal Occupation:	Chairman of Enhanced Value Strategies, Inc., a management consulting firm, and a principal of EVS Realty Advisors, Inc., a commercial real estate brokerage, management and leasing firm, since 1997.
Other Current Directorships:	Enterprise Financial Services Corp. (financial services)
Past Directorships:	None

William B. McGuire, Jr.
Age:	66
Trust Manager Since:	2005
Principal Occupation:	Private Investor since 2005
Other Current Directorships:	None
Past Directorships:	None

D. Keith Oden
Age:	54
Trust Manager Since:	1993
Principal Occupation:	President of the Company since March 2008.
Recent Business Experience:	President and Chief Operating Officer of the Company from December 1993 to March 2008
Other Current Directorships:	None
Past Directorships:	None

William F. Paulsen
Age:	64
Trust Manager Since:	2005
Principal Occupation:	Private Investor since 2005
Other Current Directorships:	None
Past Directorships:	Crystal River Capital, Inc. (structured finance REIT) (2005-2010)

F. Gardner Parker
Age:	69
Trust Manager Since:	1993 (Lead Independent Trust Manager 1998 to February 2008)
Principal Occupation:	Private Investor since 1984
Other Current Directorships:	Carrizo Oil & Gas, Inc. (oil and gas exploration and development), sharps Compliance Corp. (waste management services), Hercules Offshore, Inc. (offshore drilling and liftboat services), Triangle Petroleum Corporation (oil and gas exploration and development)
Past Directorships:	Blue Dolphin Energy Company (energy transmission) (2004-2006), Pinnacle Gas Resources, Inc. (natural gas exploration and development) (2003-2010)

Steven A. Webster
Age:	59
Trust Manager Since:	1993
Principal Occupation:	Co-Chief Executive Officer and Co-Managing Partner, Avista Capital Partners, a private equity investment firm, since 2005
Other Current Directorships:	Carrizo Oil & Gas, Inc. (oil and gas exploration and development), Basic Energy Services, Inc. (oil and gas wellsite services), Seacor Holdings, Inc. (tanker and marine services), Hercules Offshore, Inc. (offshore drilling and liftboat services), Geokinetics Inc. (seismic data acquisition services)
Past Directorships:	Pinnacle Gas Resources, Inc. (natural gas exploration and development) (2003-2009), Encore Bancshares (bank holding company) (2000-2009), Solitario Resource Corporation (precious metal exploration) (2006-2008), Brigham Exploration Company (oil and gas) (2000-2007), Goodrich Petroleum Corporation (oil and gas) (2003-2007), Grey Wolf, Inc. (land drilling) (1996-2008), Crown Resources Corporation (precious metal exploration) (1988-2006)

Kelvin R. Westbrook
Age:	55
Trust Manager Since:	2008
Principal Occupation:	President and Chief Executive Officer of KRW Advisors, LLC, a privately-held company in the business of providing consulting and advisory services in the telecommunications, media and other industries, since September 2007
Recent Business Experience:	Chairman and Chief Strategic Officer of Broadstripe, LLC (formerly known as Millennium Digital Media Systems, L.L.C.) (broadband communication services) from October 2006 to September 2007. President and Chief Executive Officer of Broadstripe, LLC from 1997 to October 2006.
Other Current Directorships:	Archer-Daniels Midland Company (agribusiness-crop origination and transportation), Stifel Financial Corp. (financial services)
Past Directorships:	None

Required Vote
Each nominee must be re-elected by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting.
The Board recommends you vote FOR the nominees listed above.
EXECUTIVE OFFICERS
There is no family relationship among any of the Trust Managers or executive officers. No executive officer was selected as a result of any arrangement or understanding between that executive officer and any other person. All executive officers are elected annually by, and serve at the discretion of, the Board.
The Company’s current executive officers and their ages, current positions, and recent business experience (all of which was with the Company or its wholly-owned subsidiaries) are as follows:

Name	Age	Position	Recent Business Experience
Richard J. Campo	56	Chairman of the Board and Chief Executive Officer (May 1993-present)

D. Keith Oden	54	President (May 1993-present)

H. Malcolm Stewart	59	Chief Operating Officer (March 2008-present)	Executive Vice President-Real Estate Investments and Chief Investment Officer (September 1998-March 2008)

Dennis M. Steen	52	Senior Vice President-Finance and Chief Financial Officer (September 2003-present)

Stephen R. Hefner	48	Senior Vice President-Construction (March 2008-present)	Vice President-Construction (March 1998-March 2008)

Alexander J.K. Jessett	36	Senior Vice President-Finance and Treasurer (December 2009-present)	Vice President-Finance and Treasurer (March 2004-December 2009)

Cynthia B. Scharringhausen	51	Senior Vice President-Human Resources (March 2008-present)	Vice President-Human Resources (April 2000-March 2008)

William W. Sengelmann	52	Senior Vice President-Real Estate Investments (March 2008-present)	Vice President-Real Estate Investments (January 1998-March 2008)

Kristy P. Simonette	44	Senior Vice President — Strategic Services (December 2009-present)	Vice President — Information Technology and Chief Information Officer (May 2008-December 2009)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows how many shares were owned by the Trust Managers and named executive officers as of March 14, 2011, including shares such persons had a right to acquire within 60 days after March 14, 2011 through the exercise of vested options to purchase shares held in a rabbi trust, ordinary share options and through the exchange of units of limited partnership interest in the Company’s operating partnerships. The following table also shows how many shares were owned by beneficial owners of more than 5% of the Company’s common shares as of March 14, 2011. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below.

	Shares Beneficially Owed(2)(3)
Name and Address of Beneficial Owners (1)	Amount	Percent of Class
Invesco Ltd.(4)	7,520,549	10.7%
The Vanguard Group, Inc.(5)	7,210,486	10.3%
BlackRock, Inc.(6)	5,533,476	7.9%
Morgan Stanley(7)	3,789,669	5.4%
Morgan Stanley Investment Management Inc.(8)	3,772,203	5.4%
FMR LLC/Edward C. Johnson 3d(9)	3,655,089	5.2%
Vanguard Specialized Funds-Vanguard REIT Index Fund(10)	3,541,683	5.1%
D. Keith Oden(11)	1,355,053	1.9%
Richard J. Campo(12)	1,336,272	1.9%
William B. McGuire, Jr.(13)	515,397	*
William F. Paulsen(14)	465,335	*
Lewis A. Levey(15)	448,441	*
William R. Cooper	413,777	*
H. Malcolm Stewart	397,984	*
Scott S. Ingraham(16)	143,668	*
Steven A. Webster	114,224	*
Dennis M. Steen	86,509	*
Alexander J.K. Jessett	35,700	*
F. Gardner Parker	25,229	*
Kelvin R. Westbrook	2,979	*
All Trust Managers and executive officers as a group (17 persons)(17)	5,512,548	7.4%

*	Less than 1%

(1)	The address for Messrs. Campo, Oden, McGuire, Paulsen, Levey, Cooper, Stewart, Ingraham, Webster, Steen, Jessett, Parker, and Westbrook is c/o Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, Texas 77046.

(2)	These amounts include shares the following persons had a right to acquire within 60 days after March 14, 2011 through the exercise of vested options to purchase shares held in a rabbi trust, ordinary share options and through the exchange of units of limited partnership interest in the Company’s operating partnerships. Each option represents the right to receive one common share upon exercise. Each partnership unit is exchangeable for one common share. The Company may elect to pay cash instead of issuing shares upon a tender of units for exchange.

	Vested Options Held		Other Vested	Units of Limited
	in a Rabbi Trust		Options	Partnership Interest
D. Keith Oden	655,041	(a)	413,902	—
Richard J. Campo	655,650	(b)	413,902	—
William B. McGuire, Jr.	—		—	414,803
William F. Paulsen	—		—	388,575	(c)
Lewis A. Levey	17,599		—	359,692	(d)
William R. Cooper	17,599		—	388,653	(e)
H. Malcolm Stewart	175,790		63,557	—
Scott S. Ingraham	80,291		—	—
Steven A. Webster	20,799		—	—
Dennis M. Steen	12,734		34,166	—
Alexander J.K. Jessett	2,199		11,988	—
F. Gardner Parker	13,443		—	—
Kelvin R. Westbrook	—		—	—
All Trust Managers and executive officers as a group (17 persons)(17)	1,702,065		972,348	1,551,724

(a)	Includes 400,430 options pledged by Mr. Oden to a subsidiary of JPMorgan Chase & Co. as security for a loan or other extension of credit to Mr. Oden. Upon a default under the agreement governing such loan, JPMorgan Chase & Co. or any subsidiary thereof may sell the shares underlying such options.

(b)	Includes 401,037 options pledged by Mr. Campo to a subsidiary of JPMorgan Chase & Co. as security for a loan or other extension of credit to Mr. Campo. Upon a default under the agreement governing such loan, JPMorgan Chase & Co. or any subsidiary thereof may sell the shares underlying such options.

(c)	All such units and the common shares issuable upon the exchange of such units have been pledged by Mr. Paulsen to Merrill Lynch Bank USA as security for a loan or other extension of credit to Mr. Paulsen. Upon a default under the agreement governing such loan, Merrill Lynch Bank USA or its parent, Merrill Lynch & Co. Inc., or any subsidiary thereof, may sell the shares underlying such units.

(d)	Includes 300,018 units held by a family limited partnership of which Mr. Levey holds an approximate 99.5% limited partnership interest. Mr. Levey disclaims beneficial ownership of units held by the family limited partnership except to the extent of his pecuniary interest therein.

(e)	Includes 30,000 units held by Paragon Gnty Services LP and 65,000 units held by WSC CPT Investments, L.P.. Mr. Cooper controls both of these entities.

(3)	The amounts exclude the following unvested option and share awards:

		Unvested
	Unvested Options	Share Awards
D. Keith Oden	134,520	104,173
Richard J. Campo	134,520	104,173
William B. McGuire, Jr.	—	1,569
William F. Paulsen	—	4,617
Lewis A. Levey	—	5,699
William R. Cooper	—	4,618
H. Malcolm Stewart	89,538	82,375
Scott S. Ingraham	—	4,617
Steven A. Webster	—	4,618
Dennis M. Steen	19,444	53,383
Alexander J.K. Jessett	7,992	27,060
F. Gardner Parker	—	4,691
Kelvin R. Westbrook	—	4,390
All Trust Managers and executive officers as a group (17 persons)(16)	423,623	474,227

(4)	Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 8, 2011, subsidiaries of Invesco Ltd. possessed sole voting power over an aggregate of 4,248,535 shares, shared voting power over an aggregate of 47,504 shares, sole dispositive power over an aggregate of 7,492,989 shares and shared dispositive power over an aggregate of 27,560 shares. The address of Invesco Ltd. is 155 Peachtree Street NE, Atlanta, Georgia 30309.

(5)	Based on information contained in Amendment No. 8 to Schedule 13G filed with the SEC on March 10, 2011, The Vanguard Group, Inc. possessed sole voting power and shared dispositive power over 45,557 shares and sole dispositive power over 7,164,929 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(6)	Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 3, 2011, BlackRock, Inc. possessed sole voting power and sole dispositive power over 5,533,476 shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(7)	Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 9, 2011, Morgan Stanley possessed sole voting power over 3,030,976 shares and sole dispositive power over 3,789,669 shares. The address of Morgan Stanley is 1585 Broadway, New York New York 10036.

(8)	Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 9, 2011, Morgan Stanley Investment Management Inc. possessed sole voting power over 3,013,510 shares and sole dispositive power over 3,772,203 shares. The address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, New York 10036.

(9)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2011, FMR LLC and Edward C. Johnson 3d each possessed sole voting power over 1,966,989 shares and sole dispositive power over 3,655,089 shares. The address of FMR LLC and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

(10)	Based on information contained in a Schedule 13G filed with the SEC on February 10, 2011, Vanguard Specialized Funds-Vanguard REIT Index Fund possessed sole voting power over 3,541,683 shares. The address of Vanguard Specialized Funds-Vanguard REIT Index Fund is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(11)	Includes 163,141 shares pledged by Mr. Oden to financial institutions as security for loans or other extensions of credit to Mr. Oden. Upon a default under the agreement governing a loan, the applicable financial institution may sell such shares.

(12)	Includes 178,837 shares pledged by Mr. Campo to financial institutions as security for loans or other extensions of credit to Mr. Campo. Upon a default under the agreement governing a loan, the applicable financial institution may sell such shares.

(13)	Includes 100,202 shares held by a family trust.

(14)	Includes 24,405 shares held by Mr. Paulsen’s wife and 24,204 shares held by a related family foundation.

(15)	Includes 640 shares held in a trust of which Mr. Levey’s wife is trustee and 62,265 shares held in a trust of which Mr. Levey is trustee.

(16)	Includes 1,050 shares held in accounts for the benefit of Mr. Ingraham’s children, for which Mr. Ingraham is the custodian.

(17)	Shares and/or units beneficially owned by more than one individual have been counted only once for this purpose.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during or with respect to 2010, The Company believes all SEC filing requirements applicable to Trust Managers, officers and beneficial owners of more than 10% of the Company’s common shares were complied with in 2010.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company is not a party to any transaction with executive officers or Trust Managers which is required to be disclosed under Item 404(a) of Regulation S-K, except as described below. In addition, the Company has not made any contributions to any tax exempt organization in which any independent Trust Manager serves as an executive officer within the preceding three years which, for in any single fiscal year, exceeded the greater of $1 million, or 2% of such tax exempt organization’s consolidated gross revenues.
Prior to the merger of the Company with Summit Properties Inc. (“Summit”) in 2005, Summit entered into an amended and restated employment agreement with William F. Paulsen, who is a Trust Manager, with an expiration date of December 31, 2011. The Company assumed this agreement as a result of the merger with Summit and subsequently entered into a separation agreement with Mr. Paulsen, which was effective as of the effective time of the merger with Summit on February 28, 2005. Pursuant to the separation agreement, as of the effective time of the merger, Mr. Paulsen resigned as an officer and director of Summit and all entities related to Summit, and the employment agreement between Summit and Mr. Paulsen was terminated. Also pursuant to the separation agreement, Mr. Paulsen continues to receive health benefits at a cost comparable to those paid by similarly situated employees, secretarial and computer-related services, and office facilities for the remainder of his life, which payments totaled $123,964 in 2010.

EXECUTIVE COMPENSATION
Compensation Policies and Practices Relating to Risk Management
The Company has developed a framework to assist the Compensation Committee in ascertaining potential material risks and how they may link to the Company’s compensation program. The Compensation Committee conducted an analytical review focusing on several key areas of the Company’s program, including external market references, pay mix, selection of performance metrics, goal setting process, and checks and balances on the payment of compensation. This provided a process to consider if any of the Company’s current programs, practices or procedures should be altered to ensure the Company maintains an appropriate balance between prudent business risk and resulting compensation.
As a result of this process, the Compensation Committee concluded while a significant portion of the Company’s compensation program is performance-based, the Compensation Committee does not believe the program encourages excessive or unnecessary risk-taking and the Company’s policies and procedures largely achieved the appropriate balance between annual goals and the Company’s long-term financial success and growth. While risk-taking is a necessary part of growing a business, the Compensation Committee focuses on aligning the Company’s compensation policies with its long-term interests and avoiding short-term rewards for management decisions which could pose long-term risks to the Company, as follows:
•	Use of Long-Term Compensation. A significant percentage of compensation is equity-based long-term compensation which vests over a period of years. This vesting period encourages officers to focus on sustaining the Company’s long-term performance. These grants are made annually, so officers always have unvested awards which could decrease significantly in value if the Company’s business is not managed for the long-term.
•	Payment of Annual Bonuses in Shares. To more fully tie compensation to long-term performance, executives must receive at least 25% of their annual bonuses in shares and may elect to receive up to 50% of their annual bonuses in shares. These shares are valued at 150% of the cash value of the corresponding portion of the annual bonuses, and vest 25% on date of grant and 25% in each of the next three years. Historically, most executives have tended to elect to receive the maximum 50% in shares, further aligning compensation with the creation of shareholder value. The Compensation Committee believes this helps to ensure each executive will have a significant amount of personal wealth tied to long-term holdings in the Company’s shares.
•	Use of Clawbacks. If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from such executive officer (including profits realized from the sale of its securities), as described below under “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Policy Regarding Recoupment of Compensation.”
•	Performance Metrics. The Company uses a variety of performance metrics, which are described below under “Compensation Discussion and Analysis—Determination of Compensation —2010 Decisions.”
In summary, by structuring the Company’s program so a considerable amount of wealth of its executives is tied to its long-term health, the Company believes it avoids the type of disproportionately large short-term incentives which could encourage executives to take risks not in the Company’s long-term interests, and the Company provides incentives to manage for long-term performance. The Company believes this combination of factors encourages its executives and other employees to manage the Company in a prudent manner.

Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended the Compensation Discussion and Analysis be included in this proxy statement.
THE COMPENSATION COMMITTEE
William F. Paulsen, Chair
F. Gardner Parker
Steven A. Webster
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis describes the key principles and factors underlying the Company’s executive compensation policies for 2010 for the Company’s named executive officers, who are:
•	Chairman of the Board and Chief Executive Officer, Richard J. Campo;
•	President, D. Keith Oden;
•	Chief Operating Officer, H. Malcolm Stewart;
•	Senior Vice President-Finance and Chief Financial Officer, Dennis M. Steen; and
•	Senior Vice President — Finance and Treasurer, Alexander J.K. Jessett.
This Compensation Discussion and Analysis discusses the Company, its business and individual measures used in assessing performance. These measures are discussed in the limited context of the Company’s executive compensation program. You should not interpret them as statements of the Company’s expectations or as any form of guidance by the Company. The Company cautions and urges you not to apply the statements or disclosures it makes in this Compensation Discussion and Analysis in any other context.
Executive Compensation Philosophy and Objectives
Executive Compensation Philosophy
The Company’s executive compensation philosophy is as follows:
•	support the Company’s business strategy and business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievement;
•	attract, motivate and retain executives who have the motivation, experience and skills necessary to lead the Company effectively and continue its short-term and long-term profitability, growth and total return to shareholders;
•	link management’s success in enhancing shareholder value, given market conditions, with executive compensation;
•	base executive compensation levels on the appropriate blend, for each executive officer, of the Company’s financial and operating performance at the corporate level and the individual contribution of the executive officer to the Company’s success;

•	position total executive compensation to be competitive with other similarly situated companies;
•	provide a significant portion of each executive’s compensation as variable compensation in a pay-for-performance setting through a combination of cash bonuses and equity-based grants;
•	provide a significant portion of total compensation as non-cash compensation in the form of long-term equity-based awards to more closely align the interests of the Company’s executives with those of its shareholders and to maximize retention insofar as all equity-based awards are subject to time-based vesting;
•	use long-term compensation, payment of annual bonuses in part in shares, clawbacks, and a variety of performance metrics to closely tie executives’ wealth to the Company’s long-term health, thereby avoiding the type of disproportionately large short-term incentives which could encourage executives to take risks not in the Company’s long-term interests, provide incentives to manage for long-term performance, and encourage executives to manage the Company in a prudent manner; and
•	hold executives accountable for their level of success in attaining specific goals set for them individually.
Elements of Compensation
The Company seeks to achieve the compensation objectives through six compensation elements:
•	a base salary;
•	an annual bonus, which varies each year based on performance;
•	an annual performance award program;
•	periodic grants of long-term, equity-based compensation such as share awards and/or options;
•	deferred compensation plans and programs defining when payments are made in connection with termination of employment and change in control of the Company; and
•	perquisites and other personal benefits.
The Company believes these elements combine to promote the objectives described above. Base salary, termination payments, where applicable, and perquisites and other personal benefits provide compensation to help attract and retain highly qualified executives. Performance-based bonuses and awards reward achievement of annual goals important to the Company’s business and shareholder value-creation strategies. Equity-based compensation aligns each executive’s compensation directly with the creation of longer-term shareholder value and promotes retention.
For senior executives, including the named executive officers, the Company believes equity and performance-based compensation should be a higher percentage of total compensation than for less senior executives. Equity and performance-based compensation relate most directly to achievement of strategic and financial goals and to building shareholder value, and the performance of senior executives has a strong and direct impact in achieving these goals.
In making decisions with respect to any element of a named executive officer’s compensation, the Compensation Committee considers the total current compensation which may be awarded to the officer, including salary, annual bonus, performance awards and long-term incentive compensation. The Compensation Committee’s goal is to award compensation which is reasonable in relation to the compensation philosophy when all elements of potential compensation are considered.

Competitive Considerations
The Company operates and recruits talent across diverse markets and necessarily must make each compensation decision in the context of the particular situation, including the individual’s specific roles, responsibilities, qualifications and experience. The Company takes into account information about the competitive market for executive talent, but because individual roles and experience levels vary among companies and executives, the Compensation Committee believes benchmarking against selected groups of companies should be only one of a variety of bases for establishing compensation. Therefore, the Compensation Committee reviews information regarding competitive conditions from a variety of sources in making compensation decisions. These sources include reports of the Company’s outside compensation consultant, industry studies and compensation surveys as well as publicly-available information regarding a peer group of ten public REITs listed and discussed below under “Determination of Compensation—Compensation Consultant.”
Policy Regarding Recoupment of Compensation
If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from such executive officer (including profits realized from the sale of the Company’s securities). In such a situation, the Board would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results. These actions would be taken only if the Board determines such recovery or cancellation is appropriate due to intentional misconduct by the executive officer which resulted in performance targets being achieved which would not have been achieved absent such misconduct.
Tax and Accounting Considerations
Limitation on Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of compensation paid to certain of the Company’s executive officers. To qualify for deductibility under section 162(m), compensation in excess of $1,000,000 paid to the named executive officers during any fiscal year generally must be “performance-based” compensation as determined under section 162(m). Compensation generally qualifies as performance-based, if among other requirements, it is payable only upon the attainment of pre-established, objective performance criteria based on performance goals which have been approved by shareholders, and the committee of the Board which establishes and certifies the attainment of such goals consists only of “outside directors.” All members of the Compensation Committee qualify as outside directors for purposes of section 162(m).
The Compensation Committee’s policy is to take into account section 162(m) in establishing compensation of executive officers to preserve deductibility to the greatest extent possible. The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted awards. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Company’s control can also affect deductibility of compensation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers competitively and in a manner commensurate with performance. From time to time, the Compensation Committee may therefore award compensation to executive officers which is not fully deductible if it determines such award is consistent with its philosophy and is in the Company’s and its shareholders’ best interests. In addition, the Company believes it qualifies as a REIT under the Code and is not subject to federal income taxes, meaning the payment of compensation which does not satisfy the requirements of section 162(m) should not have a material adverse consequence to the Company, provided the Company continues to qualify as a REIT under the Code. The Compensation Committee reserves the right to design programs which recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible.

Internal Revenue Code Section 409A. The Compensation Committee also endeavors to structure executive officers’ compensation in a manner which is either compliant with, or exempt from the application of, Code section 409A, which provisions may impose significant additional taxes on non-conforming, nonqualified deferred compensation (including certain equity awards, severance, incentive compensation, traditional deferred compensation and other payments).
Internal Revenue Code Section 280G. Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment. Parachute payments are compensation which is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including share options and other equity- based compensation. Excess parachute payments are parachute payments which exceed a threshold determined under section 280G based on the executive’s prior compensation. In approving the compensation arrangements for the named executive officers, the Compensation Committee considers all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G. However, the Compensation Committee may, in its judgment, authorize compensation arrangements which could give rise to loss of deductibility under section 280G and the imposition of excise taxes under section 4999 when it believes such arrangements are appropriate to attract and retain executive talent.
Accounting. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions which relate to equity compensation awards. The Company accounts for share-based payments to employees in accordance with the requirements of Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”), Compensation-Stock Compensation. In particular, ASC 718 requires the Company to recognize an expense for the fair value of equity-based compensation awards. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of its awards with its overall executive compensation philosophy and objectives.
Employment Agreements
The Company enters into employment agreements with senior officers, including all of the named executive officers, when the Compensation Committee determines an employment agreement is desirable for the Company to obtain a measure of assurance as to the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Company with respect to other similarly situated employees. These employment agreements are more fully described below under “Compensation Tables—Employment Agreements.”
Determination of Compensation
Roles and Responsibilities
Compensation Committee. The Company’s executive compensation program is administered under the direction of the Compensation Committee of the Board. The Compensation Committee determines the compensation, including related terms of employment agreements, for each of the named executive officers. The Compensation Committee’s responsibilities include:
•	in consultation with senior management, to establish the Company’s general compensation philosophy and oversee the development and implementation of compensation programs;
•	to review the Company’s executive compensation plans in light of its goals and objectives with respect to such plans and, if the Compensation Committee deems it appropriate, to recommend to the Board the adoption of new, or the amendment of existing, executive compensation plans;

•	to review and approve corporate goals and objectives relevant to the compensation of executive officers, evaluate annually the performance of the named executive officers in light of the goals and objectives, and determine the compensation level of each named executive officer based on this evaluation; and
•	to review and approve any employment, severance and termination agreements or arrangements to be made with any executive officer.
The Compensation Committee meets regularly outside of the presence of management to discuss compensation decisions and matters relating to the development and implementation of compensation programs.
Executive Officers. Richard J. Campo, Chairman of the Board and Chief Executive Officer, and D. Keith Oden, President, make recommendations to the Compensation Committee based on the compensation philosophy and objectives set by the Compensation Committee as well as current business conditions. More specifically, for each named executive officer, including themselves, Messrs. Campo and Oden review competitive market data and recommend to the Compensation Committee the performance measures and target goals, in each case for the review, discussion and approval of the Compensation Committee. For each executive officer other than themselves, Messrs. Campo and Oden also review the rationale and guidelines for compensation and annual share awards for the review, discussion and approval of the Compensation Committee. Messrs. Campo and Oden may attend meetings of the Compensation Committee at the request of the Compensation Committee chair, but do not attend executive sessions and do not participate in any Compensation Committee discussions relating to the final determination of their own compensation.
Compensation Consultant. In 2010, the Compensation Committee retained The Schonbraun McCann Group, a real estate advisory practice of FTI Consulting, Inc. (“SMG”), a nationally-recognized consulting firm specializing in the real estate industry. Neither SMG nor any of its affiliates provided any services to the Company or any of its affiliates during 2010 except advising the Compensation Committee with respect to the amount and form of executive compensation, as described below.
The Compensation Committee directed SMG to, among other things, provide an analysis of industry compensation practices and levels for senior executives and board members in a peer group of the companies. In determining the companies to be included in the peer group, a number of factors were considered, including historical peer companies and competitive companies in the Company’s major markets with market capitalization, target markets, asset quality, financial structure and organization similar to the Company. The SMG compensation review was based on information disclosed in the peers’ 2010 proxy statements, which reported data with respect to fiscal 2009 (the latest year for which comprehensive data is publicly available). SMG’s review compared the Company’s executive pay practices against the peer group to determine the range of cash and equity-based compensation awarded to executives in comparable positions to the Company’s executives in terms of base salary, annual bonus and long-term equity compensation.
The peer group utilized by SMG was comprised of the following 10 public multifamily REITs:

Apartment Investment and Management Co.	Essex Property Trust, Inc.
Associated Estates Realty Corporation	Home Properties, Inc.
AvalonBay Communities, Inc.	Mid-America Apartment Communities, Inc.
BRE Properties, Inc.	Post Properties, Inc.
Equity Residential	UDR, Inc.
SMG informed the Compensation Committee the peer group generally has compensation programs comparable to the Company’s compensation program. SMG provided data on the 2009 aggregate compensation paid to the Company’s named executive officers compared to the 2009 aggregate compensation paid to the comparable executives at each company within the peer group. SMG also provided data on the 2009 compensation paid to the Company’s independent Trust Managers as compared to the 2009 compensation paid to the independent members of the board of each company within the peer group. In addition, SMG provided consulting services in connection with the design of the Company’s 2011 Share Incentive Plan.

Base Salary
The objective of base salary is to provide fixed compensation to an individual which reflects his or her responsibilities, experience, value to the Company, and demonstrated performance.
Salaries are determined by the Compensation Committee based on its subjective evaluation of a variety of factors, including:
•	the nature and responsibility of the position;
•	the impact, contribution, expertise and experience of the individual executive;
•	competitive market information regarding salaries to the extent available and relevant;
•	the importance of retaining the individual along with the competitiveness of the market for the individual executive’s talent and services; and
•	the recommendations of Messrs. Campo and Oden.
Merit-based salary increases to named executive officers’ salaries are based on these factors as well as, with respect to Messrs. Campo and Oden, the achievement of Company-wide goals and, with respect to the other named executive officers, the achievement of Company-wide goals as well as goals related to their respective areas of responsibility. These goals are described below under “2010 Decisions—Annual Bonus.”
Annual Bonus
The compensation program provides for a bonus linked to annual performance. The objective of the program is to compensate individuals annually based on the achievement of specific annual goals the Compensation Committee believes correlate closely with growth of long-term shareholder value.
The Compensation Committee determines a dollar value for annual bonuses. To more fully tie compensation to long-term performance, executives must receive at least 25% of their annual bonuses in shares and may elect to receive up to 50% of their annual bonuses in shares. These shares are valued at 150% of the cash value of the corresponding portion of the annual bonuses. Historically, most executives have tended to elect to receive the maximum 50% in shares, further aligning compensation with the creation of shareholder value. The number of shares to be issued is determined based on the market share price at the date of grant. The shares issued pursuant to these grants vest 25% on the grant date and 25% on February 15th of each of the next three years.
The annual bonus process for the named executive officers involves the following basic steps:
1.	Setting Company Financial Goals. The Compensation Committee receives recommended financial performance measures and performance ranges for the Company from senior management and reviews and discusses them with senior management, and then sets performance goals for the Company.
2.	Setting Other Performance Objectives. The Compensation Committee also approves other performance objectives for each named executive officer and his individual area of responsibility. These objectives are based on the recommendations of the Chairman of the Board and Chief Executive Officer and the President, and the Compensation Committee believes these objectives allow it to play a more proactive role in identifying performance objectives beyond purely financial measures.

3.	Setting Weightings of Goals and Objectives. The Compensation Committee approves the weightings of the financial goals and other performance objectives to help to ensure only a high level of performance by the individual and the Company will allow an individual to realize increased compensation. These weightings are based on the recommendations of the Chairman of the Board and Chief Executive Officer and the President. The Compensation Committee then approves guidelines for bonus and long-term compensation based on the weighted average achievement of goals. The guidelines for 2010 provided weighted achievement against the goals would result in payout of bonus and long-term compensation as follows:

Percentage of Payout of Annual Bonus
Weighted Achievement Against Goals	and Long-Term Compensation
71-100% (exceeds expectations)	75-100%
51-70% (achieves expectations)	50-75%
Below 50% (below expectations)	Less than 50%
4.	Measuring Performance. After the end of the year, the Compensation Committee reviews the Company’s actual performance against each of the financial goals established at the outset of the year. In determining the extent to which the financial goals are met for a given period, the Compensation Committee exercises its judgment whether to reflect or exclude the impact of equity offerings, changes in accounting principles, and non-recurring, extraordinary, unusual or infrequently occurring events. Consistent with its philosophy that a higher percentage of the most senior executives’ compensation should be tied to performance measures, the higher the individual’s position, the more heavily the goals are weighted by the Company’s performance. For this reason, 100% of Messrs. Campo and Oden’s compensation is based on the Company’s performance. For Mr. Stewart, the goals and weightings are tied 75% to the Company’s performance and 25% to his individual performance and the performance of his area of responsibility. For Messrs. Steen and Jessett, the goals and weightings are tied 50% to the Company’s performance and 50% to performance of the individual and his area of responsibility. This assessment allows compensation decisions to take into account each named executive officer’s personal performance and contribution during the year and other factors related to the Company’s performance which may not have been fully captured by the financial performance measures.
5.	Adjustment to Reflect Internal and External Equity. The next step in the process is adjustment to the preliminary annual bonus amount to reflect the Compensation Committee’s subjective determination of internal equity relative to compensation among the Company’s senior officers and external equity relative to compensation of senior officers of a peer group comprised of the companies described above under “Determination of Compensation—Compensation Consultant.”
Performance Award Program
The compensation program provides for an award linked to annual performance. The objective of the award program is to reward individuals for the achievement of specific corporate goals the Compensation Committee believes correlate closely with growth of long-term shareholder value, including the following:
•	the achievement of targeted funds from operations (“FFO”), same property net operating income (“NOI”) growth and total shareholder return;
•	the completion of developments in accordance with pro forma yields;
•	the growth of the Company’s discretionary investment fund; and
•	the effectiveness of management in creating and communicating the Company’s corporate culture to all employees.

The named executive officers are awarded notional common shares, which do not represent actual common shares, the number of which is based upon their position with the Company. The notional shares expire on the tenth anniversary of the date of grant. The holders of notional shares receive an annual cash payment equal to their number of notional shares multiplied by a percentage of the actual dividend rate per share paid to holders of the Company’s common shares based on the achievement of these goals as follows:

Payment as a Percentage of
Weighted Achievement Against Goals	Common Dividends Per Share
71% to 100% (exceeds expectations)	125%
51% to 70% (achieves expectations)	100%
0% to 50% (below expectations)	0%
Long-Term Compensation
The long-term incentive program provides annual awards in the form of share awards and/or share options, which vest over time. The objective of the program is to align compensation for the named executive officers over a multi-year period directly with the interests of shareholders by motivating and rewarding creation and preservation of long-term shareholder value.
Equity-Based Grant Procedures. Equity-based awards to named executive officers (and to other employees) are made by the Compensation Committee only on dates the Compensation Committee meets. Compensation Committee meetings are normally scheduled in advance without regard to announcements of material information regarding the Company.
Equity-Based Awards. Share and option awards reward shareholder value creation in slightly different ways. Option awards (which have exercise prices equal to the fair market value of the Company’s common shares on the date of grant) reward the named executive officers only if the share price increases from the date of grant and their value only reflects decreases in share price to, but not below, the exercise price, after which the options would have no value upon exercise. Share awards are impacted by all share price changes, so the value to the named executive officers is affected by both increases and decreases in share price from the market price at the date of grant.
Pursuant to the Company’s 2002 share incentive plan, upon the vesting of 20,000 or more options, the holder has the right to exercise some or all of the vested options by paying the exercise price with shares (the “Mature Shares”) which have been held by the holder for at least six months prior to the exercise date. Upon the exercise of options through this right, the holder will be deemed to have exchanged the Mature Shares for replacement shares without the requirement of tendering the Mature Shares to us, and receive a number of additional shares from the Company equal to the total number of shares covered by the options minus the number of Mature Shares used to pay the exercise price for the options (the “Incentive Payment Shares”).
Upon the exercise of this right, the holder receives a share grant by depositing with the Company 25% of the Incentive Payment Shares. Upon deposit of these shares, the Company grants to the holder a number of shares in an amount equal to 32.5% of the Incentive Payment Shares, 19.25% of which are designated as “Bonus Shares” and 80.75% of which are designated as “Additional Bonus Shares.”
The Bonus Shares vest 10% on each of the first two anniversaries of the date of grant and 80% on the third anniversary of the date of grant. The Additional Bonus Shares vest 10% each of the first four anniversaries of the date of grant and 60% on the fifth anniversary of the date of grant. If a holder terminates his or her employment prior to the completion of these periods, the unvested portion of the Bonus Shares and the Additional Bonus Shares are forfeited.
Upon exercise of this right, the number of options as to which this right was exercised are “reloaded” and reissued to the holder, with these reissued options representing the right to purchase a number of shares equal to the number of options exercised less the number of Incentive Payment Shares. Upon being reloaded, each reload option again represents the right to purchase a share at an exercise price equal to the fair market value of the share on the date of the notice of exercise of the Incentive Exchange Right. The reloaded options are fully vested on the date of issuance and the exercise period is the lesser of (i) ten years or (ii) the term of the original option, beginning on the date of exercise of the options being reloaded. There were no reload options exercised in 2008 or 2009. In 2010, Messrs. Campo, Oden and Stewart exercised reload options and received additional options and shares upon such exercise.

Deferred Compensation Plans and Termination Payments
Deferred Compensation Plans. The Compensation Committee has established a rabbi trust for the benefit of the Company’s officers, Trust Managers and other key employees in which in previous years such persons had the option to place share grants and other deferred compensation. A participant may purchase assets held by the rabbi trust at any time within 30 years from the date of vesting. The purchase price of a share is 25% of the fair value of such share on the date the share was placed in the rabbi trust. The purchase price of any other asset is 25% of the fair value of such asset on the date the asset was placed in the rabbi trust.
The Compensation Committee has also established a deferred compensation plan for the benefit of the Company’s officers, Trust Managers and other key employees in which the participant may elect to defer cash compensation and/or options or shares granted under the Company’s share incentive plans. A participant has a fully vested right to his or her cash deferral amounts, and the deferred option and share awards will vest in accordance with their terms.
Termination and Change in Control Payments. Since the Company’s initial public offering in 1993, it has provided the named executive officers with severance payments plus a gross-up payment if certain situations occur, such as termination without cause or a change in control. The objective of these benefits is to recruit and retain talent in a competitive market. Benefits which are provided following a change in control also are intended to motivate executive officers to remain with the Company despite the uncertainty and dislocation which arises in the context of change in control situations. These payments are summarized below and more fully described under “Compensation Tables—Potential Payments Upon Termination or Change in Control.”
For a termination other than for cause, the executive will be entitled to receive a severance payment equal to, in the case of Messrs. Stewart, Steen and Jessett, one times his respective annual base salary currently in effect and, in the case of Messrs. Campo and Oden, 2.99 times the greater of his current annual total compensation or his average annual total compensation over the three most recent years and Messrs. Campo and Oden will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive, or other similar such plans.
For a termination by reason of death or disability, the executive will be entitled to receive a severance payment equal to, in the case of Messrs. Stewart, Steen and Jessett, one times his annual base salary, including targeted cash bonus, at the date on which death occurs and, in the case of Messrs. Campo and Oden, 2.99 times the greater of his current annual total compensation or his average annual total compensation over the three most recent years. Each executive will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive or other similar such plans.
For a termination by reason of a change in control, the executive will be entitled to receive a severance payment plus a gross-up payment, if any, for excise taxes due on the change in control payments. In the case of each of Messrs. Steen and Jessett, the severance payment equals 2.99 times his average annual base salary over the previous three fiscal years. In the case of each of Messrs. Campo, Oden and Stewart, the severance payment generally equals 2.99 times the greater of his current annual total compensation or his average annual total compensation over the previous three fiscal years. Each executive will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive or other similar such plans.
Perquisites and Other Personal Benefits. The Company provides the named executive officers with perquisites and other personal benefits the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

The Company maintains other executive benefits it considers necessary in order to offer fully competitive opportunities to its executive officers, such as 401(k) retirement savings plans. Executive officers are also eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as other employees. The Company provides these benefits to help alleviate the financial costs and loss of income arising from illness, disability or death and to allow employees to take advantage of reduced insurance rates available for group policies.
2010 Decisions
The following is a discussion of the specific factors considered in determining salary, annual bonus, performance awards and long-term compensation for the named executive officers in 2010.
Base Salary
There were no changes to salaries of the named executive officers for 2010.
Annual Bonus
The following corporate goals were established for 2010 and utilized by the Compensation Committee to determine 2010 annual bonus and long-term compensation payments:
1.	The achievement of a target level of FFO of $2.35 to $2.65 per diluted share. The Company utilizes The National Association of Real Estate Investment Trusts’ current definition of FFO, which is net income computed in accordance with generally accepted accounting principles, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. A reconciliation of net income to FFO for the year ended December 31, 2010 is contained in the Company’s 2010 Annual Report on Form 10-K and in its earnings release furnished on a Current Report on Form 8-K filed on February 4, 2011. The Company’s FFO for the year ended December 31, 2010 totaled $2.72 per diluted share, which exceeded the target range.
2.	The achievement of FFO growth in the top 50% of the Company’s peer group. The Company’s FFO for 2010 included a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, offset by an impairment associated with a technology investment. The Company’s FFO for 2009 included a $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.04 per diluted share impact from losses related to early retirement of debt. The Company’s 2010 FFO growth, unadjusted for these non-recurring items, was the second best in its peer group. However, the Company’s 2010 FFO growth, adjusted for these non-recurring items, was not in the top 50% of the Company’s peer group.
3.	The achievement of the Company’s 2010 budgeted same property NOI. For 2010, the Company budgeted a decline in NOI of between 6% and 8%. The Company defines NOI as total property income less property operating and maintenance expenses. A reconciliation of net income to NOI for the year ended December 31, 2010 is contained in the Company’s earnings release furnished on a Current Report on Form 8-K filed on February 4, 2011. For 2010, the Company’s same property NOI growth declined by 3.5%, which outperformed the budgeted range.
4.	The achievement of same property revenue growth above the market-wide average. For 2010, the Company outperformed in terms of its same property revenue growth as its revenue growth exceeded the market average by 2.8%.
5.	The achievement of total shareholder return (i.e., share price appreciation and dividends paid) in the top one-third (for 100% credit) to one-half (for 75%) of the Company’s peer group. For 2010, the Company’s total shareholder return totaled approximately 32.5%, which did not place it in the top one-half of its peer group.

6.	The completion of developments in accordance with pro forma yields. In 2010, the Company stabilized four development communities, all of which were completed in accordance with pro forma yields.
7.	The effectiveness of management in creating and communicating the Company’s corporate culture to all employees. The Company was named by FORTUNE® magazine in the last four years as one of the “100 Best Companies to Work For” in America. For 2010, the Company ranked 7th, up three places from the previous year.
8.	The achievement of discretionary performance objectives, which included strengthening the Company’s balance sheet, improving liquidity, managing debt securities, and improving management development and succession plans. In 2010, the Company took a number of steps to improve its balance sheet and liquidity, including the establishment of an at-the-market equity program under which $232 million of shares were sold during 2010. As a result of these actions, at December 31, 2010, the Company had no outstanding balance on its revolving credit facility, and a significant level of available cash. Additionally, the Company repaid all outstanding debt which was scheduled to mature in 2010, with its debt maturing in 2011 being at a manageable level. The Company also renewed its revolving credit facility, which after all extensions matures in August 2013, reduced its leverage and improved its financial coverage ratios.
The higher the individual’s position, the more heavily the goals are weighted by the Company’s performance. Therefore, 100% of Messrs. Campo and Oden’s compensation is based on the Company’s performance, with the goals and weightings set forth below:

Corporate Goals	Weighting
Achievement of targeted FFO per share level	16.7%
Achievement of FFO growth in the top 50% of the peer group	8.3%
Achievement of targeted same property NOI growth	13.3%
Achievement of same property revenue growth above the market-wide average	6.7%
Achievement of total shareholder return in top one-third (100% credit) to top one-half (75% credit) of the peer group	15.0%
Completion of developments in accordance with pro forma yields	10.0%
Effectiveness in communicating corporate culture to employees	5.0%
Achievement of discretionary performance objectives	25.0%

100.0%

For 2010, the weighted achievement level of corporate goals was in the “achieves expectations” category of 51% to 70%.
For Mr. Stewart, the goals and weightings were based 75% on the Company’s performance and 25% on his individual performance and the performance of his area of responsibility. The following individual goals, with the weightings set forth below, were established for Mr. Stewart for 2010 and utilized by the Compensation Committee, in conjunction with the achievement of the corporate goals discussed above, to determine his 2010 annual bonus and long term compensation payments:
1.	The achievement of budgeted same property NOI (30% weighting). As described in item 3 above, for 2010, the Company’s same property NOI growth declined by 3.5%, which outperformed the budgeted range.
2.	The achievement of same property revenue growth in the top half of market competitors (20% weighting). For 2010, the Company achieved same property revenue growth in the top half of the market, resulting in this goal being 100% achieved.

3.	The completion of developments in accordance with the time, budgets and pro forma yields (10% weighting). In 2010, the Company stabilized four development communities, all of which were completed in accordance with pro forma yields, resulting in this goal being 100% achieved.
4.	The improvement of various Company programs and support and reporting functions (25% weighting). In 2010, Mr. Stewart led efforts to develop new reporting systems used by management, refine bonus programs for on-site personnel, refine revenue management programs, and integrate and manage support functions to assure maximum benefit to the Company, resulting in this goal being 92% achieved.
5.	The achievement of departmental budgets (5% weighting). In 2010, Mr. Stewart achieved 100% of his departmental budgets.
6.	The effectiveness in training, mentoring and developing management personnel (5% weighting). In 2010, Mr. Stewart achieved 90% of this goal.
7.	The effectiveness in communicating corporate culture to employees (5% weighting). Based on Mr. Stewart’s contributions in this area in 2010, this goal was 90% achieved.
For Mr. Stewart, the weighted achievement level was in the “exceeds expectations” category of 71% to 100%.
For Mr. Steen, the goals and weightings are tied 50% to the Company’s performance and 50% to his individual performance and the performance of his area of responsibility. The following individual goals, with the weightings set forth below, were established for Mr. Steen for 2010 and utilized by the Compensation Committee, in conjunction with the achievement of the corporate goals discussed above, to determine his 2010 annual bonus and long term compensation payments.
1.	The effectiveness in supervising financial reporting and related functions, systems and personnel (30% weighting). All SEC reports were timely filed, tax characteristics were effectively managed and regular reviews of financial performance with senior management were effectively completed, resulting in this goal being 100% achieved.
2.	The effectiveness in managing long- and short-term liabilities (30% weighting). In 2010, the Company took a number of steps to improve its balance sheet and liquidity. As a result of these actions, at December 31, 2010, the Company had no outstanding balance on its revolving credit facility. Additionally, the Company repaid all outstanding debt which was scheduled to mature in 2010, with its debt maturing in 2011 being at a manageable level. The Company also reduced its leverage and improved financial coverage ratios. As a result, this goal was 100% achieved.
3.	The effectiveness in managing the Company’s insurance function (15% weighting). For 2010, this goal was 90% achieved.
4.	The improvement in delivery of corporate services to and reduction of administrative burdens on property personnel (10% weighting). For 2010, this goal was 50% achieved.
5.	The effective oversight of the internal audit function (10% weighting). The scope of internal audit and the reliance by the Company’s independent registered public accounting firm’s on internal audit procedures was effectively managed in 2010, resulting in this goal being 100% achieved.
6.	The effectiveness in communicating corporate culture to employees (5% weighing). Based on Mr. Steen’s contributions in this area in 2010, this goal was 100% achieved.
For Mr. Steen, the weighted achievement level was in the “exceeds expectations” category of 71% to 100%.

For Mr. Jessett, the goals and weightings are tied 50% to the Company’s performance and 50% to his individual performance and the performance of his area of responsibility. The following individual goals, with the weightings set forth below, were established for Mr. Jessett for 2010 and utilized by the Compensation Committee, in conjunction with the achievement of the corporate goals discussed above, to determine his 2010 annual bonus and long term compensation payments.
1.	The effectiveness in managing secured and unsecured financing (30% weighting). At December 31, 2010, the Company had no outstanding balance on its revolving credit facility, and a significant level of available cash. Additionally, the Company repaid all outstanding debt which was scheduled to mature in 2010, with its debt maturing in 2011 being at a manageable level. The Company also reduced its leverage and improved its financial coverage ratios. As a result, this goal was 100% achieved.
2.	The effective management of the Company’s relationship with its existing lenders and expansion of banking relationships and financing products (30% weighting). In 2010, the Company renewed its revolving credit facility with a number of participating lenders. The Company also established an at-the-market equity program with four agents under which $232 million of shares were sold during 2010. This resulted in this goal being 100% achieved.
3.	The effective supervision of cash management, tax and other reporting areas (30% weighing). For 2010, this goal was 100% achieved.
4.	The effectiveness in providing senior management with accurate and reliable analyses and forecasts (10% weighting). For 2010, this goal was 100% achieved.
For Mr. Jessett, the weighted achievement level was in the “exceeds expectations” category of 71% to 100%.
The amount of the annual bonus paid to each executive officer in the form of share awards is set forth in the table below under “Long Term Compensation” under “Annual Bonus-Share Award” and the total bonus amount paid to each of the named executive officers is set forth in the section below titled “Total Compensation.”
Performance Award Program
Based on the weighted achievement level of corporate goals under the performance award program being in the “achieves expectations” category of 51% to 70%, each of the named executive officers for fiscal 2010 received the following payments in February 2011 under the Performance Award Program:

Name	2010 Award
Richard J. Campo	$108,000
D. Keith Oden	$108,000
H. Malcolm Stewart	$90,000
Dennis M. Steen	$63,000
Alexander J.K. Jessett	$36,000
Awards made to the named executive officers under the Performance Award Program in February 2011 for performance in 2010 are reflected in the column entitled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table.
Long Term Compensation
The Compensation Committee granted 245,569 share awards to purchase common shares to the named executive officers and other employees for 2010. The Compensation Committee did not grant any options to purchase common shares for 2010.

In February 2011, the Compensation Committee awarded, based on 2010 performance, annual bonus and share awards to the following named executive officers:

	Grant	Number of		Base Price of
Name	Date	Shares	Award Type	Award
Richard J. Campo	2/23/11	20,186	Share Award	$56.69
	2/23/11	7,938	Annual Bonus—Share Award	$56.69

D. Keith Oden	2/23/11	20,186	Share Award	$56.69
	2/23/11	7,938	Annual Bonus—Share Award	$56.69

H. Malcolm Stewart	2/23/11	17,641	Share Award	$56.69
	2/23/11	4,630	Annual Bonus—Share Award	$56.69

Dennis M. Steen	2/23/11	10,584	Share Award	$56.69
	2/23/11	3,969	Annual Bonus—Share Award	$56.69

Alexander J.K. Jessett	2/23/11	5,592	Share Award	$56.69
	2/23/11	3,440	Annual Bonus—Share Award	$56.69
Share awards vest in five equal annual installments beginning on February 15th in the year following the year of grant. Annual bonus-share awards vest 25% immediately on the date of grant and 25% in three equal annual installments beginning on February 15th in the year following the year of grant. The grant date fair values of the annual bonus and other share awards granted in February 2011 will be included in the Summary Compensation and Grants of Plan-Based Awards tables in the proxy statement for the 2012 annual meeting of shareholders.
Total Compensation
Based on the Company’s performance as described above, as well as each named executive officer’s achievement of his individual 2010 goals, the Compensation Committee determined the named executive officers were entitled to receive the compensation detailed below for 2010.

					Long-Term
		Annual Bonus			Compensation
		Cash	Share	Performance	Share
Name	Salary	Bonus	Award	Award	Award	Total
Richard J. Campo	$447,700	$300,000	$450,000	$108,000	$1,144,344	$2,450,044
D. Keith Oden	447,700	300,000	450,000	108,000	1,144,344	2,450,044
H. Malcolm Stewart	370,800	175,000	262,500	90,000	1,000,068	1,898,368
Dennis M. Steen	351,230	150,000	225,000	63,000	600,007	1,389,237
Alexander J.K. Jessett	230,000	130,000	195,000	36,000	317,010	908,010
The cash bonuses and performance awards shown above appear in the Summary Compensation Table under the column headed “Non-Equity Incentive Plan Compensation.”
With respect to 2010 bonus compensation in the form of equity awards, the share awards were made on February 23, 2011. Because the equity awards for 2010 compensation were made in 2011, pursuant to applicable disclosure rules, such awards will be reflected in the Summary Compensation and Grants of Plan-Based Awards tables in the proxy statement for the 2012 annual meeting of shareholders. For the purpose of calculating the number of shares to be granted, the dollars allocated to share awards were divided by $56.69 per share, which was the closing price of the Company’s common shares on the date of grant.

Compensation Tables
Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the named executive officers for the three years ended December 31, 2010. The Company has entered into employment agreements with each of the named executive officers, which are described below under “Employment Agreements.”

								Change in
								Pension Value
								and
							Non-Equity	Nonqualified
							Incentive Plan	Deferred
Name and Principal					Stock	Option	Compensation	Compensation	All Other
Position	Year	Salary	Bonus		Awards (1)	Awards (1)	(2)	Earnings (3)	Compensation		Total
Richard J. Campo	2010	$447,700	$		$1,750,181	$498,598	$408,000	$—	$3,000	(4)	$3,107,479
Chairman of the	2009	447,700		—	506,902	507,014	403,750	—	1,553	(4)	1,866,919
Board and Chief Executive Officer	2008	447,700		—	868,490	286,815	—	—	—		1,603,005

D. Keith Oden	2010	$447,700	$		$1,750,181	$498,598	$408,000	$—	$3,000	(4)	$3,107,479
President	2009	447,700		—	506,902	507,014	403,750	—	—		1,865,366
	2008	447,700		—	868,490	286,815	—	—	—		1,603,005

H. Malcolm Stewart	2010	$370,800	$		$1,241,156	$236,831	$265,000	$—	$3,000	(4)	$2,116,787
Chief Operating	2009	370,800		—	503,114	313,379	278,125	—	3,000	(4)	1,468,418
Officer	2008	370,800		—	858,309	305,303	126,563	—	3,000	(4)	1,663,975

Dennis M. Steen	2010	$351,230	$		$1,063,601	$—	$213,000	$—	$3,000	(4)	$1,630,831
Senior Vice President-	2009	351,230		—	777,592	—	227,188	—	3,000	(4)	1,359,010
Finance and Chief Financial Officer	2008	351,230		—	727,551	246,083	124,200	—	3,000	(4)	1,452,064

Alexander J.K. Jessett	2010	$230,000	$		$514,397	$—	$166,000	$—	$3,000	(4)	$913,397
Senior Vice President-	2009	205,000		—	404,187	—	280,750	—	3,000	(4)	892,937
Finance and Treasurer	2008	205,000		—	368,409	101,147	100,000	—	3,000	(4)	777,556

(1)	The dollar amount reported is the aggregate grant date fair value of awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. Assumptions used in the calculation of these amounts are included in note 11 to the Company’s audited consolidated financial statements for the year ended December 31, 2010 included in its Annual Report on Form 10-K for the year ended December 31, 2010. For 2010, 2009 and 2008, the following table sets forth the portions of the annual bonuses paid in shares:

	Number of Shares
	2010 (a)	2009 (b)	2008 (c)
Richard J. Campo	9,535	—	6,247
D. Keith Oden	9,535	—	6,247
H. Malcolm Stewart	5,721	6,315	5,271
Dennis M. Steen	5,244	6,198	4,850
Alexander J.K. Jessett	—	4,990	3,670

(a)	As determined by the Compensation Committee on January 25, 2010 based on achievement of performance goals determined in January 2009.

(b)	As determined by the Compensation Committee on January 28, 2009 based on achievement of performance goals determined in January 2008. Neither Mr. Campo, nor Mr. Oden, received any annual bonus for 2008.

(c)	As determined by the Compensation Committee on January 30, 2008 based on achievement of performance goals determined in January 2007.

(2)	Represents the following cash awards:
(a)	Cash awards made under the Performance Award Program, which is discussed in further detail on page 26 under the heading “Determination of Compensation—Performance Award Program” as follows:

	2010	2009	2008
Richard J. Campo	$108,000	$153,750	$—
D. Keith Oden	108,000	153,750	—
H. Malcolm Stewart	90,000	128,125	—
Dennis M. Steen	63,000	89,688	—
Alexander J.K. Jessett	36,000	30,750	—
(b)	Portions of the annual bonus paid in cash as follows:

	2010 (i)	2009 (ii)	2008 (iii)
Richard J. Campo	$300,000	$250,000	$—
D. Keith Oden	300,000	250,000	—
H. Malcolm Stewart	175,000	150,000	126,563
Dennis M. Steen	150,000	137,500	124,200
Alexander J.K. Jessett	130,000	250,000	100,000

(i)	As determined by the Compensation Committee on February 23, 2011 based on achievement of performance goals determined in January 2010, as discussed in more detail starting on page 25 under the heading “2010 Decisions—Annual Bonus.”

(i)	As determined by the Compensation Committee on January 25, 2010 based on achievement of performance goals determined in January 2009.

(ii)	As determined by the Compensation Committee on January 28, 2009 based on achievement of performance goals determined in January 2008. Neither Mr. Campo, nor Mr. Oden, received any annual bonus for 2008.
(3)	The Company does not have a pension plan. There were no earnings on nonqualified deferred compensation which were above-market or preferential. Greater detail regarding deferred compensation plans can be found starting on page 41 under “Nonqualified Deferred Compensation.”

(4)	Represents matching contributions under the Company’s 401(k) plan.

Grants of Plan Based Awards
The following table sets forth certain information with respect to shares granted during the year ended December 31, 2010 for each named executive officer with respect to annual bonus, performance award program and long-term compensation. The amounts shown in the All Other Stock Awards: Number of Shares and All Other Option Awards: Number of Securities Underlying Options columns reflect the actual share awards made in January 2010 with respect to performance in 2009. The Company did not grant any options during the year ended December 31, 2010. In 2010, Messrs. Campo, Oden and Stewart exercised “reload” options and received additional share awards and “reload” options as indicated below:

										All Other
										Option
									All Other	Awards:	Exercise	Grant Date
									Stock	Number of	or Base	Fair Value of
			Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Awards:	Securities	Price of	Stock and
	Grant		Equity Incentive Plan Awards			Equity Incentive Plan Awards			Number	Underlying	Option	Option
Name	Date		Threshold	Target	Maximum	Threshold	Target	Maximum	of Shares	Options	Awards (2)	Awards (3)
Richard J. Campo	1/25/10	(1)	—	$108,000	$135,000	—	—	—	—	—	—	n/a
	1/25/10	(4)	—	—	—	—	—	—	29,240	—	$39.33	$1,150,009
	1/25/10	(5)	—	—	—	—	—	—	9,535	—	39.33	375,012
	3/10/10	(6)	—	—	—	—	—	—	—	24,196	41.16	259,834
	3/10/10	(7)	—	—	—	—	—	—	559	—	41.16	23,008
	3/10/10	(8)	—	—	—	—	—	—	2,345	—	41.16	96,520
	3/22/10	(9)	—	—	—	—	—	—	—	18,698	43.94	238,764
	3/22/10	(7)	—	—	—	—	—	—	462	—	43.94	20,300
	3/22/10	(8)	—	—	—	—	—	—	1,942	—	43.94	85,331

D. Keith Oden	1/25/10	(1)	—	$108,000	$135,000	—	—	—	—	—	—	n/a
	1/25/10	(4)	—	—	—	—	—	—	29,240	—	$39.33	$1,150,009
	1/25/10	(5)	—	—	—	—	—	—	9,535	—	39.33	375,012
	3/10/10	(6)	—	—	—	—	—	—	—	24,196	41.16	259,834
	3/10/10	(7)	—	—	—	—	—	—	559	—	41.16	23,008
	3/10/10	(8)	—	—	—	—	—	—	2,345	—	41.16	96,520
	3/22/10	(9)	—	—	—	—	—	—	—	18,698	43.94	238,764
	3/22/10	(7)	—	—	—	—	—	—	462	—	43.94	20,300
	3/22/10	(8)	—	—	—	—	—	—	1,942	—	43.94	85,331

H. Malcolm Stewart	1/25/10	(1)	—	$90,000	$112,500	—	—	—	—	—	—	n/a
	1/25/10	(4)	—	—	—	—	—	—	23,101	—	$39.33	$908,562
	1/25/10	(5)	—	—	—	—	—	—	5,721	—	39.33	225,007
	3/10/10	(6)	—	—	—	—	—	—	—	14,955	41.16	160,597
	3/10/10	(7)	—	—	—	—	—	—	345	—	41.16	14,200
	3/10/10	(8)	—	—	—	—	—	—	1,449	—	41.16	59,641
	3/22/10	(9)	—	—	—	—	—	—	—	5,970	43.94	76,234
	3/22/10	(7)	—	—	—	—	—	—	148	—	43.94	6,503
	3/22/10	(8)	—	—	—	—	—	—	620	—	43.94	27,243

Dennis M. Steen	1/25/10	(1)	—	$63,000	$78,750	—	—	—	—	—	—	n/a
	1/25/10	(4)	—	—	—	—	—	—	21,799	—	$39.33	$857,355
	1/25/10	(5)	—	—	—	—	—	—	5,244	—	39.33	206,247

Alexander J.K. Jessett	1/25/10	(1)	—	$36,000	$45,000	—	—	—	—	—	—	n/a
	1/25/10	(4)	—	—	—	—	—	—	13,079	—	$39.33	$514,397

(1)	Reflects the threshold, target and maximum payment levels for 2010 under the performance award program, which levels were established in January 2010. The actual amounts received by the named executive officers for performance in 2010 are set out in the Summary Compensation Table. The Company does not use pre-set thresholds or multiples to determine awards under its annual bonus or long-term compensation programs.

(2)	The exercise or base price is equal to the closing price of the Company’s common shares on the grant date.

(3)	For the March 10, 2010 and March 22, 2010 option grants, the values were calculated using the Black-Scholes model with the following material assumptions: expected volatility of 35.6% and 39.2%, respectively, risk-free interest rate of 3.6% and 3.7%, respectively, expected dividend yield of 4.4% and 4.1%, respectively, and expected life of nine and seven years, respectively.

(4)	Granted in January 2010 for performance in 2009 and vest in five equal annual installments beginning on February 15th following the first anniversary of the date of the grant.

(5)	Granted in January 2010 for performance in 2009 and vest 25% on date of grant and 25% on February 15th of each of the next three years.

(6)	Granted pursuant to the exercise of “reload” options. “Reload” options vest immediately on date of grant. Please see “Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Compensation” for an explanation of “reload” options.

(7)	Granted pursuant to the exercise of “reload” options. Vest 10% on the first two anniversaries of the date of grant and 80% on the third anniversary of the date of grant.

(8)	Granted pursuant to the exercise of “reload” options. Vest 10% on the first four anniversaries of the date of grant and 60% on the fifth anniversary of the date of grant.

(9)	Granted in consideration of a waiver of the right to receive an equal number of “reloaded” options, all of which reloaded options would have been fully vested on the date of grant. Vest 33% on the first three anniversaries of the date of grant.
Employment Agreements
The Company has entered into an employment agreement with each of Messrs. Campo, Oden, Stewart, Steen and Jessett. The agreements with Messrs. Campo and Oden expire on July 22, 2011. However, on July 22 of each year, the expiration date of the agreements with Messrs. Campo and Oden will automatically be extended by one additional year so as a result of such extension the then remaining term of employment will be one year. The agreements with Messrs. Stewart, Steen and Jessett expire on August 20, 2011. Six months prior to expiration, unless notification of termination is given, these agreements extend for one year from the date of expiration. The agreements with Messrs. Campo and Oden provide for a base salary of $447,700 per calendar year and the agreements with Messrs. Stewart, Steen and Jessett provide for a base salary of $370,800, $351,230 and $230,000 per calendar year, respectively, in each case as may be increased as determined by the Board or Compensation Committee in its sole discretion. The agreements also provide each such executive is eligible for annual incentive compensation and long term compensation as determined by the Board or the Compensation Committee in its sole discretion, and to health/dental insurance, life insurance, disability insurance and similar benefits available to employees. Each employment agreement contains provisions relating to compensation payable to the respective named executive officer in the event of a termination of such executive’s employment, which provisions are described below under “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to the market value as of December 31, 2010 of all unexercised options and unvested share awards held by each named executive officer as of December 31, 2010:

	Option Awards					Stock Awards
								Market
	Number of	Number of				Number of		Value of
	Securities	Securities				Shares or		Shares or
	Underlying	Underlying				Units of		Units of
	Unexercised	Unexercised		Option	Option	Stock That		Stock That
	Options	Options		Exercise	Expiration	Have Not		Have Not
Name	Exercisable	Unexercisable		Price	Date	Vested		Vested
Richard J. Campo	2,891	—		$34.59	01/28/12	59,245	(1)	$3,198,045
	24,760	—		$41.91	01/28/12	8,714	(2)	470,382
	22,259	—		$44.00	01/28/12	2,793	(3)	150,766
	201	—		$51.37	01/28/12	2,313	(4)	124,856
	16,047	—		$62.32	01/28/12	2,506	(5)	135,274
	37,098	—		$44.00	02/05/13	9,045	(6)	488,249
	30,660	—		$51.37	02/05/13	7,493	(7)	404,472

	10,261	—		$73.32	02/05/13	92,109		$4,972,044

	136,749	—		$42.90	01/29/14
	7,939	—		$62.32	01/29/14
	100,000	—		$45.53	02/02/15
	22,662	33,994	(8)	$48.02	01/30/18
	—	132,523	(9)	$30.06	01/28/19
	24,196	—		$41.16	01/28/19
	—	18,698	(10)	$43.94	03/22/20

	435,723	185,215

D. Keith Oden	2,891	—		$34.59	01/28/12	59,245	(1)	$3,198,045
	24,760	—		$41.91	01/28/12	8,714	(2)	470,382
	22,259	—		$44.00	01/28/12	2,793	(3)	150,766
	201	—		$51.37	01/28/12	2,313	(4)	124,856
	16,047	—		$62.32	01/28/12	2,506	(5)	135,274
	37,098	—		$44.00	02/05/13	9,045	(6)	488,249
	30,660	—		$51.37	02/05/13	7,493	(7)	404,472

	10,261	—		$73.32	02/05/13	92,109		$4,972,044

	136,749	—		$42.90	01/29/14
	7,939	—		$62.32	01/29/14
	100,000	—		$45.53	02/02/15
	22,662	33,994	(8)	$48.02	01/30/18
	—	132,523	(9)	$30.06	01/28/19
	24,196	—		$41.16	01/28/19
	—	18,698	(10)	$43.94	03/22/20

	435,723	185,215

	Option Awards					Stock Awards
								Market
	Number of	Number of				Number of		Value of
	Securities	Securities				Shares or		Shares or
	Underlying	Underlying				Units of		Units of
	Unexercised	Unexercised		Option	Option	Stock That		Stock That
	Options	Options		Exercise	Expiration	Have Not		Have Not
Name	Exercisable	Unexercisable		Price	Date	Vested		Vested
H. Malcolm Stewart	4,573	—		$38.85	03/14/12	8,766	(11)	$473,189
	20,562	—		$43.90	01/28/12	48,237	(12)	2,603,834
	7,526	—		$62.32	01/28/12	1,829	(13)	98,729
	6,426	—		$43.90	02/05/13	5,590	(14)	301,748
	4,703	—		$62.32	02/05/13	2,391	(15)	129,066
	10,000	—		$42.90	01/29/14	1,726	(16)	93,169
	2,822	—		$62.32	01/29/14	740	(17)	39,945

	24,122	36,186	(18)	$48.02	01/30/18	69,279		$3,739,680

	—	81,911	(19)	$30.06	01/28/19
	14,955	—		$41.16	01/28/19
	—	5,970	(20)	$43.94	03/22/20

	95,689	124,067

Dennis M. Steen	5,000	—		$42.90	01/29/14	50,902	(21)	$2,747,690
	19,444	29,166	(23)	$48.02	01/30/18	8,246	(22)	445,119

	24,444	29,166				59,148		$3,192,809

Alexander J.K. Jessett	7,992	11,988	(26)	$48.02	01/30/18	23,746	(24)	$1,281,809

	7,992	11,988				3,414	(25)	184,288

						27,160		$1,466,097

(1)	16,293 shares vested on February 15, 2011, 16,294 shares vest on February 15, 2012, 11,589 shares vest on February 15, 2013, 9,221 shares vest on February 15, 2014 and 5,848 shares vest on February 15, 2015.

(2)	3,946 shares vested on February 15, 2011, 2,384 shares vest on February 15, 2012 and 2,384 shares vest on February 15, 2013.

(3)	279 shares vested on March 10, 2011, 279 shares vest on March 10, 2012 and 2,235 shares vest on March 10, 2013.

(4)	231 shares vested on March 22, 2011, 231 shares vest on March 22, 2012, and 1,851 shares vest on March 22, 2013.

(5)	358 shares vested on January 4, 2011 and 2,148 shares vest on January 4, 2012.

(6)	904 shares vested on March 10, 2011, 904 shares vest on each of March 10, 2012, 2013 and 2014, and 5,429 shares vest on each of March 10, 2015.

(7)	749 shares vested on March 22, 2011, 749 shares vest on each of March 22, 2012, 2013 and 2014, and 4,497 shares vest on March 22, 2015.

(8)	11,331 shares vested on February 15, 2011, 11,331 shares vest February 15, 2012 and 11,332 shares vest on February 15, 2013.

(9)	33,130 shares vested on February 15, 2011 and 33,131 shares vest on each of February 15, 2012, 2013 and 2014.

(10)	6,232 shares vested on March 22, 2011 and 6,233 shares vest on each of March 22, 2012 and 2013.

(11)	4,327 shares vested on February 15, 2011, 3,008 shares vest on February 15, 2012 and 1,431 shares vest on February 15, 2013.

(12)	15,225 shares vested on February 15, 2011, 12,460 shares vest on February 15, 2012, 9,226 shares vest on February 15, 2013, 6,705 shares vest on February 15, 2014 and 4,621 shares vest on February 15, 2015.

(13)	1,829 shares vested on January 9, 2011.

(14)	559 shares vested on March 10, 2011, 559 shares vest on each of March 10, 2012, 2013 and 2014, and 3,354 shares vest on March 10, 2015.

(15)	239 shares vested on March 22, 2011, 239 shares vest on each of March 22, 2012, 2013 and 2014, and 1,435 shares vest on March 22, 2015.

(16)	172 shares vested on March 10, 2011, 172 shares vest on March 10, 2012, and 1,382 shares vest on March 10, 2013.

(17)	74 shares vested on March 22, 2011, 74 shares vest on March 22, 2012 and 592 shares vest on March 22, 2013.

(18)	12,062 shares vested on February 15, 2011 and 12,062 shares vest on each of February 15, 2012 and 2013.

(19)	20,478 shares vested on February 15, 2011, 20,478 shares vest on each of February 15, 2012 and 2013, and 20,477 shares vest on February 15, 2014.

(20)	1,990 shares vested on March 22, 2011, and 1,990 shares vest on each of March 22, 2012 and 2013.

(21)	15,252 shares vested on February 15, 2011, 12,641 shares vest on February 15, 2012, 10,355 shares vest on February 15, 2013, 8,294 shares vest on February 15, 2014 and 4,360 shares vest on February 15, 2015.

(22)	4,074 shares vested on February 15, 2011, 2,861 shares vest on February 15, 2012 and 1,311 shares vest on February 15, 2013.

(23)	9,722 shares vested on February 15, 2011 and 9,722 shares vest on each of February 15, 2012 and 2013.

(24)	6,106 shares vested on February 15, 2011, 5,608 shares vest on February 15, 2012, 5,108 shares vest on February 15, 2013, 4,308 shares vest on February 15, 2014 and 2,616 shares vest on February 15, 2015.

(25)	2,166 shares vested on February 15, 2011 and 1,248 shares vest on February 15, 2012.

(26)	3,996 shares vested on February 15, 2011 and 3,996 shares vest on each of February 15, 2012 and 2013.

Option Exercises and Shares Vested
The following table sets forth certain information with respect to options exercised by each named executive officer and share awards vested during 2010:

	Option Awards		Stock Awards
			Number of
			Shares	Value
	Number of Shares	Value Realized	Acquired	Realized
Name	Acquired on Exercise	on Exercise	on Vesting	on Vesting
Richard J. Campo	59,230	$692,949	16,628	$626,457

D. Keith Oden	59,230	$692,949	16,628	$626,457

H. Malcolm Stewart	28,810	$331,124	17,450	$654,040

Dennis M. Steen	—	$—	17,063	$638,497

Alexander J.K. Jessett	—	$—	6,295	$235,559
Equity Compensation Plan
The following table summarizes information, as of December 31, 2010, relating to the Company’s 2002 share incentive plan, the Company’s equity compensation plan, pursuant to which grants of options, shares and other rights to acquire shares may be granted from time to time:

Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,837,990	$42.39	1,273,833
Equity compensation plans not approved by security holders	—	—	—

Total	1,837,990	$42.39	1,273,833

Nonqualified Deferred Compensation
Beginning in 1997, the Compensation Committee established a rabbi trust for the benefit of the Company’s officers, including the named executive officers, and Trust Managers in which in previous years such persons had the option to place share grants, compensation (including salary, bonuses and fees) and dividends on previously deferred share awards. Generally, a participant may purchase assets held by the rabbi trust at any time up to 30 years from the date of vesting. The purchase price of a share is 25% of the fair value of that share on the date the share was placed in the rabbi trust. The purchase price of any other asset is 25% of the fair value of that asset on the date the asset was placed in the rabbi trust. The Compensation Committee has also established a deferred compensation plan for the benefit of the Company’s officers, including the named executive officers, and Trust Managers in which the participant may elect to defer options or shares granted under the Company’s share incentive plans, compensation (including salary, bonuses and fees) and dividends on previously deferred share awards.

The following table provides certain information regarding contributions to, withdrawals from and earnings (losses) in the rabbi trust and the deferred compensation plan as of December 31, 2010:

	Executive			Aggregate
	Contributions in	Aggregate	Aggregate	Balance at Last
	Last Fiscal	Earnings in Last	Withdrawals/	Fiscal
Name	Year (1)	Fiscal Year (2)	Distributions	Year-End (3)
Richard J. Campo
Rabbi Trust	$—	$10,161,181	$(6,280,815)	$53,721,536
Deferred Compensation Plan	1,903,520	901,620	—	3,787,803

	$1,903,520	$11,062,801	$(6,280,815)	$57,509,339

D. Keith Oden
Rabbi Trust	$—	$10,606,025	$(6,279,604)	$57,099,038
Deferred Compensation Plan	1,903,520	938,962	—	3,857,045

	$1,903,520	$11,544,987	$(6,279,604)	$60,956,083

H. Malcolm Stewart
Rabbi Trust	$—	$2,426,937	$—	$12,957,182
Deferred Compensation Plan	225,000	1,020,620	(780,874)	4,399,412

	$225,000	$3,447,557	$(780,874)	$17,356,594

Dennis M. Steen
Rabbi Trust	$—	$199,077	$(202,586)	$1,095,547
Deferred Compensation Plan	1,063,601	1,190,925	(571,974)	5,147,367

	$1,063,601	$1,390,002	$(774,560)	$6,242,914

Alexander J.K. Jessett
Rabbi Trust	$—	$25,530	$—	$118,969
Deferred Compensation Plan	514,397	585,928	—	2,358,773

	$514,397	$611,458	$—	$2,477,742

(1)	Reflects 2010 amounts participants elected to defer including share awards and salary; these amounts are included in the Summary Compensation Table on page 34. The Company credits to the participant’s account an amount equal to the amount designated as the participant’s deferral for the plan year as indicated in the participant’s deferral election. A participant has a fully-vested right to his or her cash deferral amounts, and the deferred option and share awards will vest in accordance with their terms. Amounts deferred by the participants in 2010 are comprised of:

Name	Salary	Share Awards	Total
Richard J. Campo	$—	$1,903,520	$1,903,520
D. Keith Oden	—	1,903,520	1,903,520
H. Malcolm Stewart	—	225,000	225,000
Dennis M. Steen	—	1,063,601	1,063,601
Alexander J.K. Jessett	—	514,397	514,397

(2)	Aggregate earnings in 2010 represent the net unrealized gain or loss reported by the administrator of the nonqualified deferred compensation plans, and represent the unrealized appreciation or depreciation of the Company’s shares and dividends on previously deferred share awards, salary and bonuses. The gains or losses on the deferred compensation plans do not include any Company or executive contributions, and are not included in the Summary Compensation Table on page 34.

(3)	Includes amounts to be paid by the executive upon withdrawals from the deferred compensation plans as follows: Mr. Campo — $10,289,184; Mr. Oden — $10,827,518; Mr. Stewart — $2,420,046; Mr. Steen — $211,147; and Mr. Jessett — $31,943.

Potential Payments Upon Termination or Change in Control
The following summarizes the compensation payable to each named executive officer under his employment agreement in the event of a termination of such executive’s employment.
Payments Made Upon Any Termination
In all events, the Company is obligated to pay all salary and benefits accrued to the executive through and including the date of termination. Additionally, each executive will be entitled to receive the minimum bonus for the contract year during which the termination occurs, prorated through and including the date of termination.
Payments Made Upon a Termination Without Cause
If the employment term is terminated for reasons other than for cause, the executive will be entitled to receive a severance payment equal to, in the case of Messrs. Stewart, Steen and Jessett, one times his respective annual base salary currently in effect and, in the case of Messrs. Campo and Oden, 2.99 times the greater of his current annual total compensation or his average annual total compensation over the three most recent years. Annual compensation includes salary, bonuses, performance award payments and the value of long term incentive compensation. In addition, unless prohibited by the applicable provider, the executive shall continue to receive health and welfare benefits, as received before the executive’s termination, until the earlier of (a) the executive obtaining employment with another company or (b) the end of the employment term, as if the executive had not so terminated. Messrs. Campo and Oden will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive, or other similar such plans.
Payments Made Upon Death or Disability
If the employment term is terminated by reason of death or disability, the executive will be entitled to receive a severance payment equal to, in the case of Messrs. Stewart, Steen and Jessett, one times his annual base salary, including targeted cash bonus, at the date on which death occurs and in the case of Messrs. Campo and Oden, 2.99 times the greater of his current annual total compensation or his average annual total compensation over the three most recent years. Each executive will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive or other similar such plans. In addition, the executive would be entitled to receive continuation of certain welfare benefits.
Payments Made Upon a Change in Control
If the employment term is terminated by reason of a change in control, the executive will be entitled to receive a severance payment plus a gross-up payment, if any, for excise taxes due on the change in control payments. In the case of Mr. Steen and Jessett, the severance payment equals 2.99 times his average annual salary over the previous three fiscal years. In the case of each of Messrs. Campo, Oden and Stewart, the severance payment generally equals 2.99 times the greater of his current annual total compensation or his average annual total compensation over the previous three fiscal years. Each executive will become fully vested in the unvested portion of any award made to the executive in respect to any retirement, pension, profit sharing, long-term incentive or other similar such plans. In addition, the executive would be entitled to receive continuation of certain welfare benefits.

The amounts set forth in the table below represent the compensation payable to each named executive officer under his respective employment agreement in the event of a termination of such executive’s employment. The amounts shown assume such termination was effective as of December 31, 2010 and therefore include amounts earned through such time and are estimates of the amounts which would be paid the executives upon their termination. The actual amounts to be paid can only be determined at the time of such executive’s termination. With respect to a termination by reason of death or disability, the amounts are payable within five days after the termination event. With respect to all other terminations, the amounts will be paid six months after the termination event, are fully vested in favor of the executive officer upon occurrence of a termination event, and the Company is required to transfer such amounts into a deferred compensation plan to be used solely for the purpose of paying such amounts to the executive officer.

		Reason For Termination
		Without	Death or	Change in
Name	Benefit	Cause	Disability	Control
Richard J. Campo	Bonus	$600,000	$600,000	$600,000
	Severance	7,325,632	7,325,632	7,325,632
	Options and Awards (1)	8,532,326	8,532,326	8,532,326
	Gross-Up Payment for Excise Taxes	—	—	1,840,499

		$16,457,958	$16,457,958	$18,298,457

D. Keith Oden	Bonus	$600,000	$600,000	$600,000
	Severance	7,325,632	7,325,632	7,325,632
	Options and Awards (1)	8,532,326	8,532,326	8,532,326
	Gross-Up Payment for Excise Taxes	—	—	1,840,499

		$16,457,958	$16,457,958	$18,298,457

H. Malcolm Stewart	Bonus	$350,000	$350,000	$350,000
	Severance	370,800	720,800	5,676,120
	Options and Awards (1)	315,459	5,974,599	5,974,599
	Gross-Up Payment for Excise Taxes	—	—	1,320,881

		$1,036,259	$7,045,399	$13,321,600

Dennis M. Steen	Bonus	$300,000	$300,000	$300,000
	Severance	351,230	651,230	1,050,178
	Options and Awards (1)	296,746	3,366,638	3,366,638

		$947,976	$4,317,868	$4,716,816

Alexander J.K. Jessett	Bonus	$260,000	$260,000	$260,000
	Severance	230,000	490,000	637,867
	Options and Awards (1)	122,858	1,537,545	1,537,545

		$612,858	$2,287,545	$2,435,412

(1)	The amounts represent the benefit of acceleration of unvested options and share awards based upon the Company’s share price as of December 31, 2010.

BOARD COMPENSATION
The Company uses a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the Board. In setting Board compensation, the Board considers the significant amount of time Trust Managers expend in fulfilling their duties as well as the skill level it requires of members of the Board.
For 2010, Trust Managers, other than those who are employees, were paid the following fees:

Annual fee	$18,000
For each Board meeting attended	1,000
For each committee meeting attended	750
Chair of the Audit Committee	15,000
The Company also reimburses Trust Managers for travel expenses incurred in connection with their activities on the Company’s behalf.
Each non-employee Trust Manager receives share awards with a market value of $100,000 on the date of grant upon his election to the Board and on each succeeding year he is a Trust Manager. The Lead Independent Trust Manager will receive additional share awards with a market value of $25,000 each year he is Lead Independent Trust Manager.
The table below summarizes the compensation the Company paid to each non-employee Trust Manager for 2010:

			Change in Pension
			Value and
			Nonqualified
			Deferred
	Fees Earned or	Stock Awards	Compensation	All Other
Name (1)	Paid in Cash	(2)	Earnings (3)	Compensation		Total
William R. Cooper	$26,000	$100,011	—	$—		$126,011
Scott S. Ingraham	48,500	100,011	—	—		148,511
Lewis A. Levey	31,250	125,001	—	—		156,251
William B. McGuire, Jr.	29,000	100,011	—	89,987	(4)	218,998
F. Gardner Parker	23,750	100,011	—	—		123,761
William F. Paulsen	30,500	100,011	—	123,964	(4)	254,475
Steven A. Webster	26,000	100,011	—	—		126,011
Kelvin R. Westbrook	27,500	100,011	—	—		127,511

(1)	Richard J. Campo, Chairman of the Board and Chief Executive Officer, and D. Keith Oden, President, are not included in this table as they are employees and thus receive no compensation for their services as Trust Managers. The compensation received by Messrs. Campo and Oden as employees is shown in the Summary Compensation Table on page 34.

(2)	The dollar amount reported is the aggregate grant date fair value of awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. Assumptions used in the calculation of these amounts are included in note 11 to the audited consolidated financial statements for the year ended December 31, 2010 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

As of December 31, 2010, none of the non-employee Trust Managers held any vested or unvested options and such persons held the following numbers of vested and unvested share awards:

		Unvested Share
Name	Vested Share Awards	Awards
William R. Cooper	23,498	6,644
Scott S. Ingraham	17,054	6,644
Lewis A. Levey	23,858	8,085
William B. McGuire, Jr.	—	1,961
F. Gardner Parker	22,653	6,867
William F. Paulsen	5,499	6,644
Steven A. Webster	27,498	6,644
Kelvin R. Westbrook	1,506	5,863

(3)	The Company does not have a pension plan. There were no earnings on nonqualified deferred compensation which were above-market or preferential.

(4)	Represents amounts paid pursuant to a defined post-retirement benefit plan relating to prior service with Summit Properties Inc. for health benefits, secretarial and computer-related services, and office facilities.

AUDIT COMMITTEE INFORMATION
Deloitte has served as the Company’s independent registered public accounting firm for fiscal year 2010. Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.
Report of the Audit Committee
The Audit Committee operates under a written charter adopted by the Board, and it is available on the investor relations section of the Company’s website at www.camdenliving.com.
Each member of the Audit Committee satisfies the requirements for independence as set forth in Rule 10A-3(b)(1) of the Exchange Act and Sections 303A.02 and 303A.07(b) of the NYSE’s listing standards and each member is free from any relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Audit Committee.
The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting, and discussed these matters with representatives of the Company’s independent registered public accounting firm and with appropriate Company financial personnel, including the internal auditors. The Audit Committee also discussed the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer required for certain of the Company’s filings with the Securities and Exchange Commission with the Company’s senior management, representatives of the Company’s independent registered public accounting firm and the Company’s internal auditors.
The Audit Committee met privately with representatives of the independent registered public accounting firm, senior management, internal auditors and outside counsel, each of whom has unrestricted access to the Audit Committee. The Audit Committee appointed Deloitte as the independent registered public accounting firm for the Company after reviewing the firm’s performance and independence from management. Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls.
The independent registered public accounting firm audited the annual consolidated financial statements prepared by management, expressed an opinion as to whether those consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States of America and discussed with the Audit Committee any issues they believed should be raised with the Audit Committee.
The Audit Committee reviewed with management and Deloitte the Company’s audited consolidated financial statements and met separately with both management and Deloitte to discuss and review those consolidated financial statements and reports prior to issuance. The Audit Committee further reviewed and discussed with both management and Deloitte the Company’s process to comply with Section 404 of the Sarbanes-Oxley Act. Management has represented, and Deloitte has confirmed, to the Audit Committee the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.
The Audit Committee has discussed with Deloitte matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte such firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.
The Audit Committee also reappointed, subject to shareholder ratification, Deloitte as the Company’s independent registered public accounting firm for 2011.
This section of the proxy statement is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.
This Audit Committee report is given by the following members of the Audit Committee:
Scott S. Ingraham, Chair
William B. McGuire, Jr.
Kelvin R. Westbrook
Independent Registered Public Accounting Firm Fees
The following summarizes the approximate aggregate fees billed to the Company for the fiscal years ended December 31, 2010 and 2009 by Deloitte, the Company’s principal independent registered public accounting firm, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”):

	Total Approximate Fees
Type of Services (a)	2010	2009
Audit Fees (b)	$1,237,443	$1,269,282
Tax Fees (c)	126,170	122,530
All Other Fees	—	—

Total (d)	$1,363,613	$1,391,812

(a)	All such services provided to the Company by the Deloitte Entities during 2010 and 2009 were pre-approved by the Audit Committee.

(b)	Fees for audit services billed in 2010 and 2009 include the following:
•	Audit of annual financial statements;

•	Audit of internal controls over financial reporting;

•	Reviews of quarterly financial statements; and

•	Issuances of comfort letters, consents and other services related to SEC matters.

(c)	Fees for tax services billed in 2010 and 2009 included tax compliance services and tax planning and advisory services.

(d)	Excludes amounts the Company reimbursed the Deloitte Entities for out-of-pocket expenses, which totaled approximately $10,000 in 2010 and $15,500 in 2009.

Pre-Approval Policies and Procedures
The Audit Committee has developed policies and procedures concerning its pre-approval of audit and non-audit services provided to the Company by its independent registered public accounting firm. These policies and procedures provide the Audit Committee must pre-approve all audit and permitted non-audit services (including the fees and terms thereof) to be rendered to the Company by its independent registered public accounting firm.
The independent registered public accounting firm provides the Audit Committee with a list describing the services expected to be performed by the independent registered public accounting firm, and any request for services not contemplated by this list must be submitted to the Audit Committee for specific pre-approval and the provision of such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the Audit Committee has authorized any of the members of the Audit Committee to approve the provision by the Company’s independent registered public accounting firm of non-audit services not prohibited by law. Any such decision made by a member of the Audit Committee will be reported by such member to the full Audit Committee at its next meeting.
In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service. The Audit Committee believes providing a range of fees for a service incorporates appropriate oversight and control of the independent registered public accounting firm relationship, while permitting the Company to receive immediate assistance from the independent registered public accounting firm when time is of the essence.
Ratification of the Selection of the Independent Registered Public Accounting Firm
The Audit Committee has reappointed Deloitte as the Company’s independent registered public accounting firm for 2011.
The proposal will be approved if it receives the affirmative vote of the majority of shares represented in person or by proxy at the meeting.
The Audit Committee, which has the sole authority to retain the Company’s independent registered public accounting firm, recommends you vote FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for 2011.

REINCORPORATION FROM TEXAS TO MARYLAND
The Board has unanimously approved the proposal to reincorporate from Texas to Maryland and, for the reasons discussed below, believes changing the Company’s state of formation to Maryland is in the best interests of the Company and its shareholders. The effect of the reincorporation will be to change the law applicable to the Company’s corporate affairs from the Texas Business Organization Code, or the TBOC, to the Maryland General Corporation Law, or the MGCL. Following the reincorporation:
•	The Company’s corporate name will be Camden Properties, Inc.

•	The Company’s corporate office will continue to be located in Houston, Texas. The Company will not establish any offices or operations in Maryland as a result of the reincorporation.

•	The Company’s business, Board members and management will continue to be the same as immediately before the reincorporation.

•	The Company intends to continue to operate in a manner to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended, or the Code.

•	The Company’s fiscal year, assets, liabilities and dividend policies will be the same as immediately before the reincorporation.
Reasons for the Reincorporation
The Board recommends the Company change its state of formation from Texas to Maryland because it believes the Company will benefit in a number of ways, including those described below:
•	The Company believes Maryland has a more comprehensive and modern body of law governing REITs than Texas does. For many years, Maryland has had a policy of encouraging REITs to establish legal domicile in Maryland. In furtherance of this policy, Maryland has adopted comprehensive, modern and flexible laws which, unlike the TBOC, are periodically updated and revised to meet changing business needs. Maryland has a comprehensive body of law specific to REITs and a pro-REIT state tax structure, and provisions which permit the issuance of shares to holders for the specific purpose of satisfying REIT tax requirements on share ownership.

•	As a result of Maryland’s policy of encouraging REITs to establish their legal domicile in Maryland, and based on information available to the Company, 98 publicly-traded REITs which are members of the National Association of Real Estate Investment Trusts, or NAREIT, or approximately 72%, are currently organized under Maryland law. Only three publicly-traded REITs which are members of NAREIT, or approximately 2%, are organized in Texas. With respect to the Company’s peer group, two-thirds are incorporated in Maryland and none is incorporated in Texas.

•	Because of Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in Maryland, the Company believes Maryland courts have developed a greater expertise than Texas courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. The Company also believes the comprehensive Maryland statutes, Maryland’s policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Texas, and they provide boards and management of a REIT with greater certainty and predictability in managing the affairs of a REIT. The Company believes this has resulted in Maryland law providing management of a REIT with greater certainty and predictability in managing the affairs of a REIT.

•	Maryland has a separate statute governing REITs which are organized as a trust, and while this statute does not apply to corporations, many believe it helps provide greater certainty with respect to the treatment of a REIT under state law.

•	Due to the large number of REITs incorporated in Maryland, the reincorporation would bring the Company’s governance and charter documents more in line with those of other REITs. The Maryland charter and Maryland statutes should provide the Company with a greater ability to preserve its REIT status.

•	In prior years, Texas law provided Texas chartered REITs with a franchise tax advantage. This law has been changed, and this advantage no longer exists.
Disadvantages of the Reincorporation
While the Board believes the reincorporation is in the best interests of the Company and its shareholders, Texas and Maryland law differ in some respects. The rights of shareholders and the powers of management under Maryland and Texas law are discussed in more detail below.
The Reincorporation
Following approval by shareholders, the reincorporation will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and the County Clerk of Harris County, Texas. The Company anticipates these filings will be made as soon as possible after the annual meeting. At the effective time of the merger:
•	Camden Property Trust will be merged with and into Camden Properties, Inc., a wholly-owned Maryland subsidiary of Camden Property Trust, pursuant to the Agreement and Plan of Merger, a copy of which is attached to this proxy statement as Annex A. Camden Properties, Inc. will be the surviving Maryland corporation in the merger. Camden Properties, Inc. was formed specifically for the purpose of the reincorporation and has conducted no business and has no material assets or liabilities. The Company’s other subsidiaries and operating partnerships will be unchanged.

•	Camden Property Trust will cease to exist as a Texas REIT. As a Maryland corporation, the Company will be governed by Maryland law instead of the TBOC.

•	The Company will be governed by the Maryland charter and Maryland bylaws attached to this proxy statement as Annex B and Annex C, respectively.

•	The number of directors comprising the Board of Directors of the Maryland corporation will initially be nine, each of whom is currently a member of the Board.

•	The current officers listed on page 14 will be the initial officers of the Maryland corporation.

•	Each of the Company’s common shares will be converted into one share of common stock of the Maryland corporation.

•	Each outstanding share of common stock of the Maryland corporation will entitle the holder thereof to voting rights (except as provided under Maryland law as discussed below), dividend rights and liquidation rights equivalent to the rights of holders of the Company’s common shares prior to the reincorporation.

•	You will not need to exchange your current share certificates in connection with the merger. All certificates representing the Company’s common shares immediately prior to the merger will be deemed to represent a like number of shares of the Maryland corporation’s common stock without any action on the part of the holder.

•	Each option to purchase one of the Company’s common shares immediately prior to the merger will thereafter entitle the holder to purchase one share of the Maryland corporation’s common stock on the same terms without any action on the part of the holder.

The reincorporation is subject to conditions, including approval by at least two-thirds of the votes entitled to be cast at the meeting.
The Company’s common shares are currently listed on the NYSE under the symbol “CPT” and following the reincorporation will continue to be listed on the NYSE under the same symbol. The NYSE has advised the Company it will consider delivery of existing certificates representing the Company’s common shares as constituting “good delivery” of the Maryland corporation’s common stock in transactions subsequent to the reincorporation.
If the reincorporation is approved and the merger completed, the Company will take necessary action to provide all rights of participants in its share incentive and share purchase plans prior to the merger will be substantially identical to their rights following the merger. Accordingly, the participants’ new rights will be on substantially identical terms and conditions contained in the existing plans. A vote to approve the reincorporation will also be deemed a vote to approve the necessary amendments to the Company’s existing share incentive and share purchase plans.
Material Federal Income Tax Consequences of the Reincorporation
Consummation of the reincorporation merger is subject to the Company’s receipt of an opinion of Locke Lord Bissell & Liddell LLP to the effect, on the basis of facts, representations and assumptions set forth in the opinion, the reincorporation will be treated for federal income tax purposes as a “reorganization” within the meaning of section 368(a) of the Code. Based on the intended qualification of the reincorporation as a “reorganization,” the Company will not recognize any gain or loss for federal tax purposes as a result of the reincorporation, and none of its shareholders who receive common stock of the new Maryland corporation in exchange for the current common shares will recognize any gain or loss for federal tax purposes. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the reincorporation under applicable tax laws.
Increase in the Number of Authorized Shares
The Company’s declaration of trust authorizes the issuance of 100,000,000 common shares, of which                      shares were issued and outstanding as of March 14, 2011. The Maryland charter authorizes 200,000,000 shares of common stock. The additional shares of common stock resulting from the increase in authorized capital will be available for issuance from time to time as may be required for various purposes, including the issuance or reservation of common stock in connection with financing or acquisition opportunities and for incentive programs. The proposed change in the authorized capital is not intended to have any antitakeover effect.
Comparison of Rights of Shareholders and the Corporate Governance Before and After the Reincorporation
Your rights as a shareholder are governed currently by the TBOC and the Company’s amended and restated declaration of trust and second amended and restated bylaws. As a Maryland corporation, the Company will be governed by the MGCL, the Maryland charter attached hereto as Annex B, as further amended from time to time, and the Maryland bylaws attached hereto as Annex C, as further amended from time to time.
The material differences between the applicable Texas and Maryland law and among these various documents are summarized below. The comparison of rights of the shareholders before and after the reincorporation below is not complete and is subject to and qualified in its entirety by reference to the TBOC, the MGCL, the Maryland charter and bylaws, and the Texas amended and restated declaration of trust and second amended and restated bylaws, copies of which may be obtained by writing to the Corporate Secretary at Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, Texas 77046.

Capitalization
Texas. The Texas declaration of trust authorizes a total of 110,000,000 shares consisting of 100,000,000 common shares, $0.01 par value per share, and 10,000,000 preferred shares, $0.01 par value per share. As of March 14, 2011,                      common shares and no preferred shares were issued and outstanding.
Maryland. The Maryland charter authorizes a total of 210,000,000 shares of stock consisting of 200,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. The Maryland charter is the same as the current Texas declaration of trust with respect to the rights, designations and preferences of outstanding stock. Immediately following the merger, the Maryland corporation will have outstanding the same number of shares of common and preferred stock as the Texas REIT had immediately prior to the merger.
Charter Amendments
Texas. The Texas declaration of trust may be amended only if declared advisable by the Board and approved by the affirmative vote of at least two-thirds of the outstanding shares. However, a vote of at least 80% of the outstanding common shares is required to amend or repeal articles relating to (a) the prohibition against engaging in non-REIT businesses, (b) the approval of certain business combinations, (c) share ownership requirements, and (d) amending or repealing of the declaration of trust.
Maryland. The Maryland charter may be amended only if declared advisable by the Board and approved by shareholders by the affirmative vote of at least a majority of all of the votes entitled to be cast on the matter. However, to the extent permitted by Maryland law, the Board, with the approval of a majority of the Board and without any action of the shareholders, may amend the charter to change the name of the corporation, the name or other designation or par value of any class or series of stock, and the aggregate par value of the Company’s stock.
Amendment to Bylaws
Texas. The Texas bylaws may be amended (a) by the affirmative vote of a majority of the members of the Board, or (b) by the affirmative vote of the holders of a majority of the outstanding shares, provided, however, to the extent not inconsistent with the TBOC and the Texas declaration of trust, and as specified in the notice of the meeting, the Texas bylaws relating to business at annual shareholder meetings, election and term of office of Trust Managers, nomination of Trust Managers, removal of Trust Managers, vacancies of Trust Managers and amendment of bylaws, may be amended by the affirmative vote of two-thirds of the outstanding common shares.
Maryland. The Maryland bylaws may be amended only by the affirmative vote of a majority of the members of the Board. The stockholders have no right to amend or propose an amendment to the Maryland bylaws.
Stockholder Action by Written Consent
Under both the TBOC and the MGCL, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter execute a written consent setting forth the action. For publicly traded entities, shareholder action without a meeting is not practicable for either a Texas REIT or a Maryland corporation.
Special Stockholder Meetings
Texas. The TBOC provides special meetings of shareholders may be called by a Trust Manager, any officer of the REIT or such other persons as may be provided in the declaration of trust or the bylaws. The Texas bylaws provide special meetings of shareholders for any purpose may be called by the Board, any officer or the holders of at least 10% of the shares entitled to vote at the meeting.
The TBOC and the Texas bylaws provide any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and such consent will have the same force and effect as a unanimous vote of the shareholders.

Maryland. The MGCL provides special meetings of stockholders may be called by the president, the Board of Directors or any other person specified in the charter or the bylaws. The Maryland bylaws provide special meetings of the stockholders may be called by the chairman of the board, president, chief executive officer or a majority of the Board. In addition, the secretary must call a special meeting of the stockholders on the written request of the stockholders entitled to cast 10% of all the votes entitled to be cast at the meeting.
Restrictions on Ownership and Transfer of Stock
Texas. The declaration of trust contains ownership and transfer restrictions designed to preserve the Company’s REIT status under the Code and provides in general no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% of the Company’s total outstanding capital shares. Any transfer of shares will not be valid if it would:
•	create a direct or indirect ownership of shares in excess of 9.8% of the Company’s total outstanding capital shares;

•	result in shares being owned by fewer than 100 persons;

•	result in the Company being “closely held” within the meaning of section 856(h) of the Code; or

•	result in the Company’s disqualification as a REIT.
If any person owns or is deemed to own more than 9.8% of the Company’s total outstanding capital shares, the shares which exceed this ownership limit will automatically be deemed to be transferred to the Company. The Company will act as trustee of a trust for the exclusive benefit of the transferees to whom these shares may ultimately be transferred without violating the 9.8% ownership limit. While in trust, these shares will not be entitled to participate in dividends or other distributions and, except as required by law, will not be entitled to vote. The Company will have the right, for a period of 90 days during the time any securities are held by it in trust, to purchase all or any portion of these securities from the original shareholder at the lesser of the price paid for the shares and the market price of the shares on the date the Company exercises its option to purchase. All certificates representing capital shares bear a legend referring to the restrictions described above.
Maryland. The Maryland charter also contains restrictions on the ownership and transfer of stock. The relevant sections of the charter provide, subject to the exceptions described below, no person or entity may own, or be deemed to own, by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Company’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock. These limits are collectively referred to as the “ownership limit.” A person or entity which becomes subject to the ownership limit by virtue of a violative transfer which results in a transfer to a trust, as described below, is referred to as a “prohibited owner” if, had the violative transfer been effective, the person or entity would have been a record owner and beneficial owner or solely a beneficial owner of shares of the Maryland corporation’s stock.
The constructive ownership rules under the Code are complex and may cause shares of stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Maryland corporation’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock (or the acquisition of an interest in an entity which owns, actually or constructively, shares of the Maryland corporation’s stock by an individual or entity), could, nevertheless, cause such individual or entity, or another individual or entity, to own constructively shares of stock in excess of the ownership limit.

The Board may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limit or establish a different limit on ownership, or excepted holder limit, for a particular stockholder if the stockholder’s ownership in excess of the ownership limit would not result in the Maryland corporation being “closely held” within the meaning of section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would result in the Maryland corporation failing to qualify as a REIT. As a condition of its waiver, the Board of Directors may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to the Board of Directors with respect to the qualification of the Maryland corporation as a REIT.
In connection with granting a waiver of the ownership limit, creating an excepted holder limit or at any other time, the Board of Directors may from time to time increase or decrease the ownership limit for persons and entities unless, after giving effect to such increase, five or fewer individuals could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding or the Maryland corporation would otherwise fail to qualify as a REIT. Prior to the modification of the ownership limit, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the qualification as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, is in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of common stock or stock of any other class or series, as applicable, in excess of such percentage ownership of common stock or stock of all classes and series will be in violation of the ownership limit.
The charter further prohibits:
•	any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of the Maryland corporation’s stock which would result in it being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Maryland corporation to fail to qualify as a REIT; and

•	any person from transferring shares of the Maryland corporation’s stock if such transfer would result in shares of its stock being owned by fewer than 100 persons (determined without reference to any rules of attribution).
Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of the Maryland corporation’s stock which will or may violate the ownership limit or any of the other foregoing restrictions on ownership and transfer of its stock must give at least 15 days prior written notice to the Maryland corporation and provide it with such other information as it may request in order to determine the effect of such transfer on the qualification as a REIT. The foregoing restrictions on ownership and transfer of the Maryland corporation’s stock will not apply if its Board of Directors determines it is no longer in the Maryland corporation’s best interests to attempt to qualify, or to continue to qualify, as a REIT.
If any transfer of shares of the Maryland corporation’s stock would result in shares of its stock being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares. In addition, if any purported transfer of shares of the Maryland corporation’s stock or any other event would otherwise result in any person violating the ownership limit or an excepted holder limit established by the Board of Directors or in the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the number of shares (rounded up to the nearest whole share) which would cause the Maryland corporation to violate such restrictions will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the Maryland corporation and the intended transferee will acquire no rights in such shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event which results in a transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Maryland corporation’s discovery of the automatic transfer of the shares to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary by the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the Maryland charter provides the transfer of the shares will be null and void.

Shares of stock transferred to the trustee are deemed offered for sale to the Maryland corporation, or its designee, at a price per share equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares of stock at market price, the last reported sales price reported on the NYSE (or other applicable exchange) on the day of the event which resulted in the transfer of such shares of stock to the trust) and (2) the market price on the date the Maryland corporation, or its designee, accepts such offer. The Maryland corporation may reduce the amount payable by the amount of any dividend or other distribution the Maryland corporation has paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above, and the Maryland corporation may pay the amount of any such reduction to the trustee for the benefit of the charitable beneficiary. The Maryland corporation has the right to accept such offer until the trustee has sold the shares of stock held in the trust as discussed below. Upon a sale to the Maryland corporation, the interest of the charitable beneficiary in the shares sold terminates, the trustee must distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee with respect to such shares of stock will be paid to the charitable beneficiary.
If the Maryland corporation does not buy the shares, the trustee must, within 20 days of receiving notice from the Maryland corporation of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limit or the other restrictions on ownership and transfer of the Maryland corporation’s stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares at market price, the last reported sales price reported on the NYSE (or other applicable exchange) on the day of the event which resulted in the transfer of such shares of stock to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any dividend or other distribution the Maryland corporation paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner will be immediately paid to the beneficiary of the trust, together with any dividends or other distributions thereon. In addition, if, prior to discovery by the Maryland corporation of the transfer of shares to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and to the extent the prohibited owner received an amount for or in respect of such shares which exceeds the amount such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.
The trustee will be designated by the Maryland corporation and will be unaffiliated with it and with any prohibited owner. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary of the trust, all dividends and other distributions paid by the Maryland corporation with respect to the shares held in trust and may also exercise all voting rights with respect to the shares held in trust. These rights will be exercised for the exclusive benefit of the beneficiary of the trust. Any dividend or other distribution paid prior to the Maryland corporation’s discovery of the transfer of the shares to the trust will be paid by the recipient to the trustee upon demand.
Subject to Maryland law, effective as of the date the shares have been transferred to the trust, the trustee will have the authority, at the trustee’s sole discretion:
•	to rescind as void any vote cast by a prohibited owner prior to the Maryland corporation’s discovery of the transfer of the shares to the trust; and

•	to recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, if the Maryland corporation has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.
In addition, if the Board of Directors determines in good faith a proposed transfer would violate the restrictions on ownership and transfer of the Maryland corporation’s stock, the Board of Directors will take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Maryland corporation to redeem the shares of stock, refusing to give effect to the transfer on the books of the Maryland corporation or instituting proceedings to enjoin the transfer.
Every owner of more than 5% (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Maryland corporation’s stock, within 30 days after the end of each taxable year, must give the Maryland corporation written notice, stating the stockholder’s name and address, the number of shares of each class and series of the Maryland corporation’s stock the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide the Maryland corporation with such additional information as it may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on the Maryland corporation’s qualification as a REIT and to ensure compliance with the ownership limit. In addition, each stockholder must provide the Maryland corporation with such information as it may request in good faith in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.
Any certificates representing shares of stock will bear a legend referring to the restrictions described above.
These restrictions on ownership and transfer will not apply if the Board of Directors determines it is no longer in the best interests of the Maryland corporation to continue to qualify as a REIT.
These restrictions on ownership and transfer could delay, defer or prevent a transaction or a change in control which might involve a premium price for the common stock or otherwise be in the best interest of the stockholders.
Number and Election of Board Members
Texas. The Texas bylaws provides the number of Trust Managers will be no less than two nor more than ten and the number of Trust Managers may be fixed from time to time by resolution adopted by a majority of the Trust Managers. Vacancies on the Board may be filled by successor Trust Managers either appointed by a majority of the remaining Trust Managers or elected by the vote of the holders of at least two- thirds of the outstanding shares at a meeting of shareholders. Any Trust Manager elected to fill a vacancy created by the resignation, removal, incapacity or death of a former Trust Manager will hold office for the unexpired term of such former Trust Manager.
The TBOC and the Texas bylaws also provide Trust Manager nominees who have not been previously elected as Trust Managers by shareholders are elected at shareholder meetings by the affirmative vote of the holders of two-thirds of the outstanding shares. Trust managers who have been previously elected as Trust Managers by shareholders are re-elected at shareholder meetings by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at such meeting; provided, however, any Trust Manager which has been previously elected as a Trust Manager by the shareholders who is not re-elected by such majority vote at a subsequent meeting will nevertheless remain in office until his or her successor is elected and qualified.
Maryland. Under the MGCL, the number of directors is provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire Board of Directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director.

The Maryland charter provides the initial number of directors will be ten, which number may be changed in accordance with the Maryland bylaws, provided the total number of directors may not be less than the minimum number permitted by the MGCL. The Maryland bylaws provide the number of directors will not be less than one nor more than 15, with the exact number fixed by the Board. Subject to the foregoing, the number of directors will be fixed at ten, with one vacancy on the Board. Subject to the terms of any class or series of preferred stock, vacancies on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.
Pursuant to the Maryland bylaws, directors will be elected by a plurality vote of the shares, represented in person or by proxy, at a stockholder meeting entitled to vote on the election of directors. The directors of the Maryland corporation will be the same as the Trust Managers of the Texas REIT immediately prior to the merger.
Removal of Board Members
Texas. Pursuant to the Texas bylaws, a Trust Manager may be removed at any time with or without cause by the vote of holders of shares representing two-thirds of the total votes authorized to be cast by shares then outstanding and entitled to vote thereon.
Maryland. The Maryland charter provides, subject to the rights of the preferred stock to elect or remove one or more directors, a director may be removed from office at any time with or without cause by the affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote, voting as a class, in the election of directors.
Advance Notice of Nominations of Board Members and New Business
Texas. Under the Texas bylaws, a shareholder must make any nomination for Trust Manager or other matter to be considered at a shareholder meeting in writing to the secretary at least 60 and not more than 90 days prior to the date of the applicable annual meeting of shareholders; provided, however, in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs.
The Texas bylaws provide with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only:
•	pursuant to the Company’s notice of meeting,

•	by or at the direction of the Board, or

•	by a stockholder who was a stockholder of record both at the time of giving notice provided for in the Texas bylaws and at the time of the annual meeting, and who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Texas bylaws.
Maryland. Under the MGCL, a Maryland corporation may require a stockholder proposing a nominee for director, or any other matter which would be considered at a meeting of the stockholders, give advance notice to the corporation either: (1) 90 days prior to the date of the meeting, (2) in the case of an annual meeting, 90 days prior to the first anniversary of (a) the preceding year’s annual meeting, or (b) the mailing date of the notice of the preceding year’s annual meeting, or (3) another time specified in the charter or bylaws. If the advance notice requirement is not met, the Maryland corporation is not required to consider the proposal.

The Maryland bylaws provide with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only:
•	pursuant to the Maryland corporation’s notice of meeting,

•	by or at the direction of the Board, or

•	by a stockholder who was a stockholder of record both at the time of giving notice provided for in the Maryland bylaws and at the time of the annual meeting, and who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Maryland bylaws.
The advance notice provisions contained in the Maryland bylaws generally require stockholders deliver nominations and new business proposals to the Maryland corporation’s secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day before the first anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders. However, the notice requirements set forth in the Maryland bylaws with respect to the proposal of any business will be deemed satisfied by a stockholder if such stockholder has submitted a proposal in compliance with Rule 14a-8 or a nomination in compliance with Rule 14a-11 under the Exchange Act, and such stockholder’s proposal or nomination, as the case may be, has been included in a proxy statement which has been prepared by the Maryland corporation to solicit proxies for the meeting of stockholders.
Standard of Conduct
Texas. Under Texas law, Trust Managers must discharge their duty in good faith in the best interest of the entity and its shareholders, without deriving any unauthorized or improper personal benefit from his or her relationship with the entity. However, the TBOC provides limited guidance as to the fiduciary duties of Trust Managers.
Maryland. The MGCL requires a director perform his duties:
•	in good faith,

•	in a manner he reasonably believes to be in the best interests of the corporation, and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.
The MGCL establishes a presumption any act of a director satisfies this standard of conduct. In addition, under the MGCL an act of a director relating to an acquisition or potential acquisition of control may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.
Limitation of Liability and Indemnification of Board Members and Officers
Texas. Under the TBOC, a REIT may indemnify a Trust Manager or an officer provided such person (a) acted in good faith, (b) in the case of conduct in his or her official capacity, reasonably believed his or her conduct was in the best interests of the REIT, and at least not in opposition to the REIT’s best interest, and (c) in the case of a criminal proceeding, did not have reasonable cause to believe his or her conduct was unlawful, provided, however, a Trust Manager or an officer is not entitled to indemnification to the extent such person (i) received an improper personal benefit or (ii) is found liable to the REIT by a court of competent jurisdiction.
Under the TBOC, a determination to provide indemnification must be made by (a) a majority of a quorum (or, if unavailable, a committee) of Trust Managers not named in the proceeding in which a Trust Manager may be entitled to indemnification, (b) a special legal counsel appointed pursuant to clause (a) above, or (c) by the shareholders, excluding shares held by any Trust Managers named in the proceeding. Under the TBOC, a REIT may advance expenses to a Trust Manager or an officer when such a person provides a written affirmation it has a good faith belief the standard for indemnification has been met and such person agrees to reimburse the REIT if it is determined such person did not meet the standard.

Under the TBOC, a Texas REIT must indemnify Trust Managers (and may indemnify officers) for expenses incurred in connection with a proceeding in which such Trust Manager (or officer) is named if the Trust Manager (or officer) is wholly successful on the merits or otherwise, in defense of the proceeding.
Under the Texas declaration of trust and bylaws, indemnitees (which includes Trust Managers and officers) must be indemnified to the fullest extent permitted under the TBOC. Trust managers and officers are explicitly entitled to the advancement of expenses incurred in connection with proceedings in which the indemnitees are named. Under the Texas bylaws, the Company must indemnify any present or former Trust Manager or officer to the fullest extent permitted by the TBOC. Further, if a determination to provide indemnification is not made by the (a) the Board, (b) a special counsel, or (c) the shareholders, the indemnitee must pursue its claim for indemnification in a court of competent jurisdiction.
Under the Texas bylaws, if the person involved is not a Trust Manager or officer, the Board may cause the Company to indemnify to the same extent allowed for Trust Managers and officers such person who was or is a party to a proceeding, by reason of the fact such person is or was one of the Company’s employees or agents, or is or was serving at its request as a trust manager, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.
Maryland. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty which was established by a final judgment and was being material to the cause of action. The Maryland charter contains a provision eliminating the liability of the Maryland corporation’s directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires the Maryland corporation (unless the charter provides otherwise, which the Maryland charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in such capacity. The MGCL permits the Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established:
•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.
Under the MGCL, the Maryland corporation may not indemnify a director or officer in a suit by it or in its right in which the director or officer was adjudged liable to the Maryland corporation or in a suit in which the director or officer was adjudged liable on the basis personal benefit was improperly received. A court may order indemnification if it determines the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the Maryland corporation or was adjudged liable on the basis personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the Maryland corporation or in its right, or for a judgment of liability on the basis personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits the Maryland corporation to advance reasonable expenses to a director or officer upon its receipt of:
•	a written affirmation by the director or officer of his or her good faith belief he or she has met the standard of conduct necessary for indemnification by the Maryland corporation; and

•	a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the Maryland corporation if it is ultimately determined the director or officer did not meet the standard of conduct.
The Maryland charter authorizes the Maryland corporation to obligate the Maryland corporation, and the Maryland bylaws obligate the Maryland corporation, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:
•	any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity; or

•	any individual who, while a director or officer of the Maryland corporation and at its request, serves or has served as a director, officer, partner, manager or trustee of another corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity.
The Maryland charter and bylaws also permit the Maryland corporation to indemnify and advance expenses to any person who served a predecessor of the Maryland corporation in any of the capacities described above and any employee or agent of the Maryland corporation or a predecessor of the Maryland corporation.
Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling the Maryland corporation for liability arising under the Securities Act, the Maryland corporation has been informed, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Dividends and Other Distributions
Texas. The TBOC provides a REIT may not make a distribution if (a) after giving effect to the distribution, the REIT would be insolvent, or (b) the distribution exceeds the surplus of the REIT. The Texas declaration of trust provides Trust Managers may declare, and the Company may pay dividends on its outstanding shares in cash, in property or in its shares, except no dividend may be declared or paid when the Company is unable to pay its debts as they become due in the usual course of business, or when the payment of such dividend would result in the Company being unable to pay its debts as they become due in the usual course of business.
The Texas bylaws provide Trust Managers may declare and the Company may pay dividends, except no dividends can be paid when the Company is insolvent or when payment would render the Company insolvent.
Maryland. The MGCL provides the Board of Directors may not make a distribution of money or property to its stockholders if (a) the distribution would prevent the corporation from paying its debts as they become due in the usual course of business, or (b) unless the articles of incorporation permit otherwise, if the distribution would make the corporation’s total assets less than its total liabilities plus the amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy distributions to preferred stockholders.
The Maryland charter provides, subject to the preferential dividend rights of preferred stock, if any, as may be determined by the Board, the holders of common stock will be entitled to receive such dividends as may be declared by the Board out of funds legally available. The Maryland bylaws provide directors may declare dividends and distributions upon shares of stock in cash, property or stock, subject to the Maryland charter and the MGCL.

Business Combinations
Various material differences between applicable Texas and Maryland law governing business combinations are summarized below. While state law varies with respect to business combinations, both the Texas charter and the Maryland charter contain limitations on the ownership of more than 9.8% of the outstanding shares in order to maintain such entity’s status as REIT. These restrictions on ownership and transfer could delay, defer or prevent a business combination regardless of the law of the state of formation.
Texas. Pursuant to the TBOC, shareholder approval of a plan of merger is not required if, among other things, (a) the Company is the surviving entity in the merger, (b) the declaration of trust will not differ from the Company’s declaration of trust before the merger, (c) each shareholder whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical rights immediately after the effective date of the merger, and (d) the voting power and number of participating shares outstanding immediately after the merger, plus those shares issuable in the merger, will not exceed more than 20% of the shares outstanding immediately before the merger. In all other instances, unless the Trust Managers require a greater vote or a vote by class or series, the affirmative vote of at least two-thirds of the outstanding shares entitled to vote is required for approval of a plan of merger or exchange, unless any class or series of shares is entitled to vote as a separate class on the plan of merger or exchange, in which event, the affirmative vote of such separate class is required for approval.
Maryland. Under Maryland law, a Maryland corporation may not merge with or into another entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of its business unless the transaction or transactions are approved by the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage of the shares entitled to vote on the matter, but not less than a majority of all of the votes entitled to be cast on the matter. The Maryland charter provides for approval of these matters by at least a majority of the votes entitled to be cast except if:
•	the merger will merge one of the Maryland corporation’s 90% or more owned subsidiaries into the Maryland corporation without amending its charter other than in limited respects and without altering the contract rights of the stock of the subsidiary (in which case only the approval of the Board of Directors and the Board of Directors of the subsidiary is necessary);

•	the Maryland corporation is the successor corporation in a share exchange (in which case only the approval of the Board of Directors is necessary); or

•	the Maryland corporation is the survivor in the merger and the merger does not change the terms of any class or series of its outstanding stock, or otherwise amend its charter, and the number of shares of stock of each class or series outstanding immediately before the merger does not increase by more than 20% of the number of shares of each such class or series of stock which was outstanding immediately prior to effectiveness of the merger (in which case only the approval of the Board of Directors is necessary).
Business Combinations With Interested Stockholders
Texas. The Texas declaration of trust provides, under certain circumstances, the affirmative vote of the holders of not less than 80% of the outstanding common and preferred shares is required for the approval or authorization of certain business combinations. Generally, the type of combinations affected by this voting threshold are substantial transactions between the Company and “related persons,” defined to be persons who beneficially own in the aggregate more than 50% of the Company’s capital shares. Further, the approval of holders of not less than 50% of the outstanding capital shares not owned, directly or indirectly, by such “related person” is required for such combinations, unless the affirmative vote of not less than 90% of the Company’s outstanding capital shares is obtained.

Maryland. Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder generally includes:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares, or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the Board of Directors of the corporation and approved by two separate super-majority shareholder votes, unless, among other conditions, the holders of common stock receive a minimum price, as defined by the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its common stock. None of these provisions of the MGCL will apply, however, (1) to business combinations which are approved or exempted by the board of the corporation prior to the time the interested shareholder becomes an interested shareholder, or (2) if the board approves the transaction in which the shareholder became an interested shareholder.
Also under the MGCL, “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-fifth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
An acquiring person’s movement from one range above to the next higher range of voting power re-triggers the two-thirds vote requirement mentioned above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.
The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The Maryland bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the Maryland corporation. The Company cannot assure you, however, the Board will not amend the bylaws in the future to provide the “control share acquisition” provisions of the MGCL apply to the Maryland corporation.
Anti-Takeover Effect of Certain Provisions of Maryland Law and of the Maryland Charter and Bylaws
The provisions of the Maryland charter on removal of directors and the advance notice provisions of the bylaws could delay, defer or prevent a transaction or a change of control of the Maryland corporation which might involve a premium price for holders of the Maryland corporation’s common stock or otherwise be in their best interest. Likewise, if the Board were to opt in to the business combination provisions of Maryland law or if the provision in the Maryland bylaws opting out of the control share acquisition provisions of Maryland law were rescinded, these provisions of Maryland law could have similar anti-takeover effects.

No Material Accounting Impact
There is no material accounting impact of the change in the Company’s state of formation from Texas to Maryland.
No Appraisal Rights
Under Texas and Maryland law, shareholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the reincorporation or merger.
Required Vote
The reincorporation proposal requires the affirmative vote of at least two-thirds of the common shares entitled to vote at the meeting. Approval of the reincorporation proposal by shareholders at the meeting will also constitute approval of the plan of merger in the form attached to this proxy statement as Annex A, as well as the Maryland charter and Maryland bylaws attached as Annex B and Annex C, respectively.
The Board recommends you vote “FOR” approval of a change in the Company’s state of formation from Texas to Maryland.

APPROVAL OF THE 2011 SHARE INCENTIVE PLAN OF CAMDEN PROPERTY TRUST
Since its inception, the Company has had a share incentive plan in place to encourage high levels of performance by individuals who are key to the Company’s success and enable it to attract, motivate and retain talented and experienced individuals essential to its continued success. All of the Company’s employees are eligible to benefit from its share incentive program. Participants in the Company’s existing plan include Trust Managers, executive and other officers and key employees, including community managers, maintenance supervisors, regional and corporate support staff, and construction personnel.
As of March 14, 2011, there were outstanding [72,879,641] common shares and [2,476,619] common units of Camden’s operating partnerships. Also as of March 14, 2011, there were 952,387 common shares available for issuance under the existing plan and 826,263 common shares subject to unvested full-value awards under the existing plan (inclusive of shares that were deferred under the Company’s deferred compensation plan). Under the existing plan, as of March 14, 2011, the number of securities to be issued upon the exercise of outstanding options, warrants and rights was [1,837,990], the weighted average exercise price of outstanding options, warrants and rights was equal to [$42.39], and the weighted average term was [5.13] years.
The existing plan expires in February 2012. The Company needs to put in place a new share incentive plan to ensure it can continue to attract, motivate and retain qualified personnel and to provide motivation for employees and Trust Managers to continue to seek increasing share price appreciation and dividend income for the Company’s shareholders. The Company also needs a plan which will continue to align the interests of its employees and Trust Managers with those of its shareholders. The 2011 Share Incentive Plan of Camden Property Trust (the “New Plan”), will become effective on May 11, 2011, if approved by shareholders. Below is a summary of the material provisions of the New Plan. A complete copy of the New Plan is included as Annex D to this proxy statement.
Administration
The New Plan is administered by the Compensation Committee of the Board. The Compensation Committee consists of two or more Trust Managers, each of whom is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of section 162(m) of the Code. Subject to the provisions of the New Plan, the Compensation Committee determines the persons to whom grants are made and other terms and conditions of the grant. All determinations of the Compensation Committee are final and conclusive on all persons having an interest in the New Plan or in any award made under the New Plan.
Eligible Persons
Trust managers, directors of the Company’s affiliates, key employees and consultants may be selected by the Compensation Committee to receive an award under the New Plan.
Shares Subject to Grants
Under the New Plan, the Company may issue up to a total of 9,185,000 fungible units (the “Fungible Pool Limit”), which is comprised of 5,840,000 new fungible units plus 3,345,000 fungible units available under the existing plan based on a 3.45 to 1.0 fungible unit-to full value award conversion ratio, of which 100% may be issued as incentive share options. This number will be adjusted for share splits, dividends (other than dividends payable in cash) and other changes in the Company’s capitalization. Fungible units represent the baseline for the number of shares available for issuance under the New Plan. Different types of awards are counted differently against the Fungible Pool Limit, as follows:
•	each share issued or to be issued in connection with an award, other than an option, right or other award which does not deliver the full value at grant of the underlying shares, will be counted against the Fungible Pool Limit as 3.45 fungible pool units;

•	options and other awards which do not deliver the full value at grant of the underlying shares and which expire more than five years from date of grant will be counted against the Fungible Pool Limit as one fungible pool unit; and

•	options, rights and other awards which do not deliver the full value at date of grant and which expire five years or less from the date of grant will be counted against the Fungible Pool Limit as 0.83 of a fungible pool unit.
The fungible units represent 2,662,319 common shares which could be granted pursuant to full value awards based on the 3.45 to 1.0 fungible unit-to-full value award conversion ratio. Based solely on the closing price of the Company’s common shares as reported by the NYSE on March      , 2011 of $          , the maximum aggregate market value of those                      common shares is $                    .
Shares issued under the New Plan may consist of authorized and unissued shares, shares purchased in the open market or privately or treasury shares. If any award (including awards under the existing plan) expires, terminates unexercised or is canceled or forfeited, or is paid in cash, prior to May 11, 2021, the shares subject to the unexercised, terminated, canceled or forfeited portion of such award, or awards which use shares as a reference but are paid or settled in cash, will again be available for grant under the New Plan. In addition, with respect to any option or rights granted to any participant who is a “covered employee” under section 162(m) of the Code, the number of shares subject to such option and/or rights will continue to count against the maximum number of shares which may be the subject of options and for rights granted to such participant.
Awards
The plan provides for the grant of incentive share options, nonqualified share options, rights (which may be granted separately or in connection with an option), share awards, dividends and dividend equivalents and other share awards, as set forth in the New Plan. Incentive share options may be granted to employees only.
Terms and Conditions of Option and Rights Grants
Option Grants. Options to purchase common shares may be granted under the New Plan. The Compensation Committee may, in its discretion, designate whether an option is to be an incentive share option or not to be treated as an incentive share option for purposes of the New Plan and the Code. The per share exercise price of any option may not be less than the fair market value of a common share on the date of grant. In addition, the per share exercise price of any incentive share option granted to a person who at the time of the grant owned shares possessing more than 10% of the Company’s combined voting power must be at least 110% of the fair market value of a common share on the date of grant, and such option will expire on the fifth anniversary of the date of grant. To the extent the aggregate fair market value (determined at the date an option is granted) of the shares with respect to which an option intended to be an incentive share option (and any other incentive share option granted to the holder under the New Plan or any of our other plans) first becomes exercisable during any calendar year exceeds $100,000, the portion of such option which would exceed the $100,000 limitation will be treated as an nonqualified share option.
Rights Grants. The Compensation Committee may grant rights, which may be granted separately or in connection with an option either at the time of grant or, with respect to options other than incentive share options, at any time during the term of the option. Rights entitle a participant to receive the increase in value of a common share between the date of grant and the date of exercise. Rights granted in connection with an option will be granted with respect to the same number of shares then covered by the option. Rights may be exercised as an alternative to the exercise of the related option. The Compensation Committee may determine the terms, conditions and form of the rights.
Option Exercise. Generally, options may be exercised by the payment of the exercise price in cash or check or, subject to the approval of the Compensation Committee, through the tender of shares owned by the holder for at least six months having a fair market value not less than the exercise price. In addition to the foregoing methods of payment, the full exercise price for shares with respect to which the option is being exercised may be payable by such other methods as the Compensation Committee may permit from time to time.

Options and rights will be exercisable at such time or times as determined by the Compensation Committee. The maximum term of options and rights granted under the New Plan is ten years (or five years to the extent described above). Subject to adjustment for share splits, share dividends and other changes in the Company’s capitalization, the aggregate number of share awards which may be granted to a participant during a calendar year under the New Plan will not exceed 1,000,000 shares.
Termination of Employment. If a participant’s employment or relationship with the Company terminates for any reason other than as a result of retirement, permanent disability, death or cause, the participant’s exercisable nonqualified share options and rights will be exercisable by him or her only within three months after such termination. In the case of a participant’s retirement, permanent disability or death while entitled to exercise a nonqualified share option or right, the participant or, if applicable, the participant’s estate, personal representative or beneficiary, will have the right to exercise the exercisable nonqualified share option or right at any time within one year from the date of retirement, permanent disability or death.
If a participant’s employment or relationship with the Company terminates for any reason other than as a result of permanent disability or death, or for cause, the participant’s exercisable incentive share options will be exercisable by him or her only within three months after such termination. In the case of a participant’s permanent disability or death while entitled to exercise an incentive share option, the participant or, if applicable, the participant’s estate, personal representative or beneficiary will have the right to exercise the exercisable incentive share option at any time within one year from the date of permanent disability or death.
If a participant’s employment or relationship with the Company is terminated for cause, all unexercised options and rights of such participant will terminate immediately upon such termination and such participant will have no right after such termination to exercise any unexercised option or rights.
For purposes of the New Plan, cause means any of the following by a participant, as determined by the Compensation Committee in its sole discretion:
•	failure to competently discharge any material portion of his or her duties;

•	commission or omission of any acts which are in the nature of, or constitute, fraud or dishonesty against the Company or any of its affiliates;

•	behavior which is insubordinate or disruptive to the Company or any of its affiliates, or materially detrimental to the business reputation of the Company;

•	breach of any material policy of the Company or any of its affiliates;

•	engaging in competition with the Company or any of its affiliates, either as an individual for his or her own account or as a partner, officer, director, shareholder, employee, independent contractor, officer or otherwise; or

•	continual inattention to, or neglect of, any material portion of his or her duties, which inattention is not the result of illness or accident.

Terms and Conditions of Share Awards
The Compensation Committee may award shares under the New Plan. Awards of shares made to officers are generally based on the officer’s actual current and past performance rather than projected future performance. In this way, the Company assures shares are earned for performance, not merely the passage of time, and creates a valuable tool for retaining key employees. At least six months prior to the end of the designated performance period to which the bonus is attributable, each officer is required to make an irrevocable election to receive a portion of his or her bonus in the form of shares. The Compensation Committee will grant to such participant a share award with respect to shares having a fair market value on the date of the grant equal to a specified percentage determined by the Compensation Committee of the amount of the bonus, thereby further delaying payment of otherwise earned compensation for the officer and helping to assure the officer’s interest are aligned with shareholders’ interests. All shares are subject to such restrictions, terms and conditions as the Compensation Committee may establish, and a participant may not encumber or dispose of any shares until the terms and conditions set by the Compensation Committee have been satisfied.
Upon termination of employment, unvested shares will be forfeited. However, all unvested shares will immediately vest in the event of a participant’s retirement after the age 65 and the completion of 10 years of service, except if employment is terminated for cause.
Under the New Plan, each outside Trust Manager will receive share awards in amounts determined by the Compensation Committee. These shares will generally vest 20% on May 1 of each of the five years succeeding the date of grant, and will vest immediately upon the Trust Manager’s retirement on or after his or her 65th birthday, permanent disability or death and upon the occurrence of a change in control (as defined in the New Plan). Please see “Board Compensation” for a discussion of current grants made to outside Trust Managers.
The Compensation Committee, in its discretion, may establish one or more performance goals as a precondition to the issuance or vesting of an award, which may be shares or units having a value equal to an identical number of shares, and, in the case of units, the Compensation Committee will determine whether such units will be paid in cash, shares, or a combination of cash and shares. The Compensation Committee may also provide, in connection with the establishment of the performance goals, for predetermined awards to those participants who continue to meet all applicable eligibility requirements with respect to whom the applicable performance goals are satisfied. In the case of any grant intended to qualify as performance-based compensation under section 162(m) of the Code (including, for these purposes, grants constituting performance-based compensation, as determined without regard to certain shareholder approval and disclosure requirements by virtue of an applicable transition rule), the Compensation Committee may use one or a combination of the performance goals set forth in Exhibit A to the New Plan, which is attached as Annex D to this proxy statement, and may establish other goals (with shareholder approval of other types of goals) intended to be performance goals as contemplated by section 162(m) of the Code and the regulations thereunder. Any award, other than options or rights, which is based on the satisfaction of performance goals and is intended to qualify as performance-based compensation under section 162(m) of the Code, may not exceed $5,000,000 with respect to any participant.
Any cash dividend or distribution otherwise payable pursuant to an award which remains subject to performance-based vesting, or forfeiture based on the failure to meet performance-based conditions (i.e., conditions other than the continued service or employment of the participant through a certain date), must be retained by, or repaid by the participant to, the Company. However, to the extent provided for in the applicable award agreement or by the Compensation Committee, an amount equal to such cash dividends or distributions retained or repaid by the participant may be paid to the participant upon the satisfaction or lapsing of such performance-based conditions with respect to such award.
Terms and Conditions of Other Awards
The Compensation Committee may also grant limited rights under the New Plan. Limited rights provide for the automatic cash payment to the holder equal to a determination of the value of the award upon a change in control and payable on a specified date as determined by the Compensation Committee.
The Compensation Committee may make awards under the New Plan which provide the recipient with the right to receive dividend payments or dividend equivalents payments with respect to shares subject to the award. The dividend rights may be payable both before and after the shares subject to the award are earned, vested or acquired, as determined by the Compensation Committee. Under the New Plan, dividend payments may be settled in cash or shares, as determined by the Compensation Committee.

The Compensation Committee may also grant the following other awards:
•	awards based on shares (including the grant or offer for sale of unrestricted shares and performance shares and performance units settled in shares or cash) having such terms and conditions as the Compensation Committee may determine (which awards and related agreements need not be identical), including, without limitation, the grant of shares based upon certain conditions, the grant of exchangeable or redeemable securities or equity interests, and the grant of share appreciation rights;

•	limited partnership or any other membership or ownership interests (which may be expressed as units or otherwise) in a subsidiary, operating or other partnership, or other affiliate of the Company, with any shares being issued in connection with the conversion of (or other distribution on account of); and

•	awards valued by reference to book value, fair value or performance parameters relative to the Company or any subsidiary or group of subsidiaries of the Company.
Acceleration and Change in Control
Under the New Plan, all unexercised options and rights will vest upon a participant’s retirement, death or permanent disability. In addition, all unexercised options and rights will vest upon the Company’s adoption of a plan of merger, the shareholders’ adoption of a complete plan of liquidation of the Company or the receipt by the Company of a tender or exchange offer the consummation of which would constitute a change in control, as defined in the New Plan; however, the date on which any award subject to section 409A of the Code which becomes vested as described in this sentence will be payable or distributable will be the date of the occurrence of the change in control.
Other Key Provisions
The Board may amend, alter or suspend, discontinue or terminate the New Plan, but shareholder approval is required to alter specified provisions of the New Plan, including to reduce the purchase price of an outstanding option or right, allow for the exchange of “underwater” options or rights for equity of a same or different type or for cash, increase the number of shares available under the New Plan or change the class of persons eligible to receive awards under the New Plan. In general, options are not transferable other than to family trusts.

New Plan Benefits
Because the grant of awards under the New Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of common shares which will in the future be received by or allocated to any participant in the New Plan. Accordingly, in lieu of providing information regarding benefits which will be received under the New Plan, the following table provides information concerning the shares granted to the following persons and groups for 2010 performance: each named executive officer; all current executive officers as a group; all current Trust Managers who are not executive officers, as a group; and all employees who are not executive officers, as a group. The Compensation Committee did not grant any options to purchase common shares for 2010 performance.

			Annual Bonus-Share
	Share Awards (1)		Awards (2)
	Dollar		Dollar
Name and Position	Value (3)	Number	Value (3)	Number
Richard J. Campo	$1,144,344	20,186	$450,005	7,938
Chairman of the Board and Chief Executive Officer

D. Keith Oden	$1,144,344	20,186	$450,005	7,938
President

H. Malcolm Stewart	$1,000,068	17,641	$262,475	4,630
Chief Operating Officer

Dennis M. Steen	$600,007	10,584	$225,003	3,969
Senior Vice President—Finance and Chief Financial Officer

Alexander J.K. Jessett	$317,010	5,592	$195,014	3,440
Senior Vice President — Finance and Treasurer

All current executive officers, as a group	$5,020,466	88,560	$2,043,788	36,052

All current Trust Managers who are not executive officers, as a group	$825,078	16,178	$—	—

All current employees who are not executive officers, as a group	$6,123,257	108,013	$733,795	12,944

(1)	Reflects share grants under the Existing Plan, described in Compensation Discussion and Analysis under the heading “Long Term Compensation.”

(2)	Reflects the portion of the annual bonuses paid in shares as discussed above under “Executive Compensation—Compensation Discussion and Analysis—Annual Bonus.”

(3)	The value of share awards is based solely on the closing price of the Company’s common shares on the NYSE on the date of grant; as a result, no assumptions were used in the calculation of this value.
Tax Aspects Under the New Plan
The following is a summary of the principal federal income tax consequences of certain transactions under the New Plan. It does not describe all federal tax consequences under the New Plan, nor does it describe state or local tax consequences.
Incentive Share Options. No taxable income is generally realized by the participant upon the grant or exercise of an incentive share option. If common shares issued to a participant pursuant to the exercise of an incentive share option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive share option will give rise to an item of tax preference which may result in alternative minimum tax liability for the participant.

If common shares acquired upon the exercise of an incentive share option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the common shares at exercise (or, if less, the amount realized on a sale of such common shares) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive share option is paid by tendering common shares.
If an incentive share option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive share option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Nonqualified Share Options. No income is realized by the participant at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price and the fair market value of the common shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the common shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified share option is paid by tendering common shares. Upon exercise, the participant will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the New Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time an award is exercised, vests or becomes non-forfeitable, unless settlement or payment of the award has been deferred under the Camden Property Trust Non-Qualified Deferred Compensation Plan.
Parachute Payments. The vesting of any portion of an option or other award which is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under section 162(m) of the Code, the Company’s deduction for certain awards under the New Plan may be limited to the extent the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the principal financial officer) receives compensation in excess of $1 million a year (other than performance-based compensation which otherwise meets the requirements of section 162(m) of the Code). The plan is structured to allow certain awards to qualify as performance-based compensation.
Required Vote
The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.
The Board recommends you vote FOR the adoption of the 2011 Share Incentive Plan of Camden Property Trust.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain executives who have the motivation, experience and skills necessary to lead the Company effectively. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and growth and total return to shareholders. Please read the “Compensation Discussion and Analysis” beginning on page 20 for additional details about our executive compensation programs, including information about the 2010 compensation of our named executive officers.
The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. As a result of its review process, the Compensation Committee:
•	provides a significant portion of each executive’s compensation as variable compensation in a pay-for-performance setting through a combination of cash bonuses and equity-based grants;

•	generally provides more than half of total compensation as non-cash compensation in the form of long-term equity-based awards to more closely align the interests of the Company’s executives with those of its shareholders and to maximize retention insofar as all equity-based awards are subject to time-based vesting, which is usually over a three to five-year period;

•	uses long-term compensation, payment of annual bonuses in part in shares, clawbacks, and a variety of performance metrics to closely tie executives’ wealth to the Company’s long-term health; and
The Company is asking shareholders to indicate their support for its named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company will ask its shareholders to vote “FOR” the following resolution at the annual meeting:
“RESOLVED, the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Company will consider shareholders concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.
The Board recommends you vote FOR approval of the advisory vote on executive compensation.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act also enables shareholders to indicate how frequently the Company should seek an advisory vote on the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as the proposal described above. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
After careful consideration of this proposal, the Board has determined an advisory vote on executive compensation which occurs every year is the most appropriate alternative for the Company, and therefore the Board recommends you vote for a one-year interval for the advisory vote on executive compensation.
In formulating its recommendation, the Board considered an annual advisory vote on executive compensation will allow shareholders to provide the Company with their direct input on its compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from, and engaging in discussions with, shareholders on corporate governance matters and executive compensation philosophy, policies and practices. The Company understands shareholders may have different views as to what is the best approach for the Company, and it looks forward to hearing from shareholders on this proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.
“RESOLVED, the option of once every one year, two years, or three years which receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”
The option of one year, two years or three years which receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation which has been selected by shareholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by shareholders.
The Board recommends you vote FOR approval, on an advisory basis, of an annual advisory vote on executive compensation.
SHAREHOLDER PROPOSALS
The Company must receive any shareholder proposal intended for inclusion in the proxy materials for the annual meeting to be held in 2012 no later than December 31, 2011. A shareholder may also nominate Trust Managers before the next annual meeting by submitting the nomination to the Company as described on page 8 under “Consideration of Trust Manager Nominees—Shareholder Nominees.” The Company did not receive any formal proposals during 2010 from shareholders.

ANNEX A
AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”), dated as of March 11, 2011, is by and between Camden Property Trust, a Texas real estate investment trust (“Camden Texas”), and Camden Properties, Inc., a Maryland corporation and a wholly owned subsidiary of Camden Texas (“Camden Maryland”).
WHEREAS, the board of trust managers and shareholders of Camden Texas and the board of directors and sole stockholder of Camden Maryland each deems it desirable, upon the terms and subject to the conditions of this Agreement, that Camden Texas be merged with and into Camden Maryland and that Camden Maryland be the surviving entity.
NOW, THEREFORE, the parties agree as follows:
ARTICLE I
THE MERGER
Section 1.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the laws of the States of Texas and Maryland, Camden Texas shall be merged with and into Camden Maryland (the “Merger”). As a result of the Merger, the identity and separate existence of Camden Texas shall cease and Camden Maryland shall continue as the surviving entity of the Merger (sometimes referred to herein as the “Surviving Corporation”).
Section 1.02 Effective Time. The parties shall cause the Merger to be consummated by filing articles of merger with the County Clerk of Harris County, Texas and the State Department of Assessments and Taxation of the State of Maryland, as required by, and executed in accordance with the relevant laws of the States of Texas and Maryland, all to be effective as of the time of acceptance of the articles of merger by the County Clerk of Harris County, Texas and the State Department of Assessments and Taxation of the State of Maryland (the “Effective Time”).
Section 1.03 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided under the laws of the States of Texas and Maryland. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, powers and franchises of Camden Texas shall vest in the Surviving Corporation, and all debts, liabilities and duties of Camden Texas shall become the debts, liabilities and duties of the Surviving Corporation, and the Surviving Corporation shall have by operation of law expressly assumed all such debts, liabilities and duties.
Section 1.04 Charter, Bylaws, Officers and Directors of the Surviving Corporation.
(a) The charter of Camden Maryland, as in effect immediately prior to the Effective Time, shall be the charter of the Surviving Corporation until thereafter amended as provided therein or by law.
(b) The bylaws of Camden Maryland, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law, by the charter of the Surviving Corporation or by such bylaws.
(c) The trust managers of Camden Texas immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time, and the officers of Camden Texas immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time, each to hold office in accordance with the charter and bylaws of the Surviving Corporation.

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Section 1.05 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of Camden Texas acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the proper officers of the Surviving Corporation shall be and hereby are directed and authorized to execute and deliver, in the name and on behalf of Camden Texas, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Camden Texas or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out this Agreement.
ARTICLE II
CONVERSION OF SHARES
Section 2.01 Effect on Common Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Camden Texas or Camden Maryland, each outstanding common share of beneficial interest, par value $0.01 per share (“Camden Texas Common Shares”), of Camden Texas shall be converted automatically into one share of common stock, par value $0.01 per share (“Camden Maryland Common Stock”), of Camden Maryland.
Section 2.02 Effect on Share Options. At the Effective Time, each option to purchase Camden Texas Common Shares under any employee stock option or compensation plan or arrangement of Camden Texas that is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire Camden Texas Common Shares and shall be converted automatically into an option to purchase the number shares of Camden Maryland Common Stock subject to the original option at an exercise price per share of Camden Maryland Common Stock equal to the exercise price per Camden Texas Common Share under the original option.
ARTICLE III
GOVERNING LAW
This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without giving effect to principles of conflicts of laws.
IN WITNESS WHEREOF, Camden Texas and Camden Maryland have each caused this Agreement to be duly executed under seal, all as of the date first above written.

CAMDEN PROPERTY TRUST, a Texas real estate investment trust
By:	/s/ Richard J. Campo
Richard J. Campo
Chairman of the Board and Chief Executive Officer

CAMDEN PROPERTIES, INC., a Maryland corporation
By:	/s/ Richard J. Campo
Richard J. Campo
Chairman of the Board and Chief Executive Officer

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ANNEX B
CAMDEN PROPERTIES, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Camden Properties, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all of the provisions of the charter currently in effect and as hereinafter amended (the “Charter”):
ARTICLE I
INCORPORATOR
Shannon Bertino, whose address is Locke Lord Bissell & Liddell LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.
ARTICLE II
NAME
The name of the corporation (the “Corporation”) is Camden Properties, Inc.
ARTICLE III
PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Article of Amendment and Restatement (this “Charter”), “REIT” means a real estate investment trust within the meaning of Section 856 of the Code.
ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a citizen of and resides in the State of Maryland. The Corporation may have such other offices and places of business within or outside the State of Maryland as the Corporation may from time to time determine.

ARTICLE V
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 5.1 Number and Term of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be nine, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:
Richard J. Campo
Scott S. Ingraham
Lewis A. Levey
William B. McGuire, Jr.
D. Keith Oden
William F. Paulsen
F. Gardner Parker
Steven A. Webster
Kelvin R. Westbrook
Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.
Section 5.2 Extraordinary Actions. Except as specifically provided in Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in this Charter or the Bylaws.
Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 5.6 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with this Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, this Charter or the Bylaws or otherwise to be determined by the Board of Directors.
Section 5.7 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.
Section 5.8 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.
ARTICLE VI
STOCK
Section 6.1 Authorized Shares. The Corporation has authority to issue 210,000,000 shares of stock, consisting of 200,000,000 shares of common stock, $.01 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $2,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.
Section 6.2 Common Stock. Subject to the provisions of Article VII and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.
Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside this Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.
Section 6.5 Charter and Bylaws. The rights of all stockholders, and the terms of all stock, are subject to the provisions of this Charter and the Bylaws.
ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:
Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock, subject to the Board of Directors of Director’s power under Section 7.2.8 hereof to increase or decrease such percentage. The value and number of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof. For the purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any options or other securities of the Corporation directly or constructively held by such Person, but not Capital Stock issuable with respect to the conversion, exchange or exercise of options or other securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.
Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, subject to the Board of Directors of Director’s power under Section 7.2.8 hereof to increase or decrease such percentage. The value and number of the outstanding shares of Common Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof. For the purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any options or other securities of the Corporation directly or constructively held by such Person, but not Common Stock issuable with respect to the conversion, exchange or exercise of options or other securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned actually or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Charter or by the Board of Directors pursuant to Section 7.2.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established for an Excepted Holder by the Board of Directors pursuant to Section 7.2.7.
Initial Date. The term “Initial Date” shall mean the date upon which this Charter containing this Article VII is filed with the SDAT.
Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors.
NYSE. The term “NYSE” shall mean the New York Stock Exchange.
Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer (or other event), any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 7.2.1(a) and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.
Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 5.7 of this Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including without limitation (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.
Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.
Section 7.2 Capital Stock.
Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
(a) Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own either shares of Capital Stock in excess of the Aggregate Stock Ownership Limit or shares of Common Stock in excess of the Common Stock Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership to the extent that such Beneficial Ownership or Constructive Ownership would result in the Corporation owning (actually or Constructively) a 9.9% or greater interest in a tenant that is described in Section 856(d)(2)(B) of the Code). For this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation.
(iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a):
(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer (or other event), and such Person shall acquire no rights in such shares of Capital Stock; or
(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
In determining which shares of Capital Stock are to be transferred to a Trust in accordance with this Section 7.2.1(b) and Section 7.3 hereof, shares shall be so transferred to a Trust in such manner that minimizes the aggregate value of the shares that are transferred to the Trust (except to the extent that the Board of Directors determines that the shares transferred to the Trust shall be those directly or indirectly held or Beneficially Owned or Constructively Owned by a Person or Persons that caused or contributed to the application of this Section 7.2.1(b)), and to the extent not inconsistent therewith, on a pro rata basis.
To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of Section 7.2.1(a) would nonetheless be continuing, (for example where the ownership of shares of Capital Stock by a single Trust would result in the Capital Stock being beneficially owned (determined under the principles of Section 856(a)(5) of the Code) by less than 100 persons), the shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of Section 7.2.1(a).
Section 7.2.2 Remedies for Breach. If the Board of Directors or any duly authorized committee thereof (or other designees if permitted by the MGCL) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof (or other designees if permitted by the MGCL) shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Common Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.
Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date:
(a) every owner of more than 5% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) in value or number of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and
(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.
Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of this Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s qualification as a REIT.
Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.1) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock that, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.
Section 7.2.7 Exceptions.
(a) Subject to Section 7.2.1, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits and may establish or increase an Excepted Holder Limit for such Person if:
(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);
(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact; and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.
(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit, as the case may be.
Section 7.2.8 Change in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The Board of Directors may from time to time increase or decrease the Aggregate Stock Ownership Limit and Common Stock Ownership Limit; provided, however, that a decreased Aggregate Stock Ownership Limit or Common Stock Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock or Common Stock, as the case may be, is in excess of such decreased Aggregate Stock Ownership Limit or Common Stock Ownership Limit until such time as such Person’s percentage of Capital Stock or Common Stock, as the case may be, equals or falls below the decreased Aggregate Stock Ownership Limit or Common Stock Ownership, but until such time as such Person’s percentage of Capital Stock or Common Stock, as the case may be, falls below such decreased Aggregate Stock Ownership Limit or Common Stock Ownership Limit, any further acquisition of Capital Stock or Common Stock will be in violation of the Aggregate Stock Ownership Limit or Common Stock Ownership Limit and, provided, further, that the new Aggregate Stock Ownership Limit or Common Stock Ownership Limit would not allow five or fewer individuals (as defined in Section 542(a)(2) of the Code and taking into account all Excepted Holders) to Beneficially Own more than 49.9% in value of the outstanding Capital Stock. If the Board of Directors changes the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, it will (i) notify each stockholder of record of any such change, and (ii) publicly announce any such change, in each case at least 30 days prior to the effective date of such change.
The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 7.2.9 Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:
The shares of any class or series of the Corporation’s stock (“Capital Stock”) represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer (as each such term is defined in the charter of the Corporation) for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the charter of the Corporation, (i) no Person (as defined in the charter of the Corporation) may Beneficially Own or Constructively Own shares of the Corporation’s common stock, $0.01 par value per share (“Common Stock”), in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the total outstanding shares of Common Stock unless such Person is an Excepted Holder (as defined in the charter of the Corporation), in which case the Excepted Holder Limit (as defined in the charter of the Corporation) shall be applicable; (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the total outstanding shares of Capital Stock, unless such Person is an Excepted Holder, in which case the Excepted Holder Limit shall be applicable; (iii) no Person may Beneficially Own or Constructively Own shares of Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year) or otherwise cause the Corporation to fail to qualify as a REIT (including but not limited to Beneficial Ownership or Constructive Ownership to the extent that such Beneficial Ownership or Constructive Ownership would result in the Corporation owing (actually or constructively) a 9.9% or greater interest in a tenant that is described in Section 856(d)(2)(B) of the Code); and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns, or attempts to Beneficially Own or Constructively Own, shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the above restrictions on Beneficial Ownership, Constructive Ownership or Transfer are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trust (as defined in the charter of the Corporation) for the benefit of one or more Charitable Beneficiaries (as defined in the charter of the Corporation). In addition, the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer (or other event) on the books of the Corporation of instituting proceedings to enjoin such Transfer (or other event); provided, however, that any Transfer or attempted Transfer or other event in violation of the above restrictions on Beneficial Ownership, Constructive Ownership and Transfer shall automatically result in the above transfer to the Trust and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors. The Board of Directors may, pursuant to Section 7.2.8 of the charter of the Corporation, increase or decrease the percentage of Common Stock or Capital Stock that a person may Beneficially Own or Constructively Own.
A copy of the charter of the Corporation, including the above restrictions on Beneficial Ownership, Constructive Ownership and Transfer, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.
Section 7.3 Transfer of Capital Stock in Trust.
Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares of Capital Stock held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.
Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (a) such shares shall be deemed to have been sold on behalf of the Trust and (b) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.
Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VIII
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any shares of outstanding stock. All rights and powers conferred by this Charter on stockholders, directors and officers are granted subject to this reservation. Except as otherwise provided in this Charter, any amendment to this Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.
ARTICLE IX
LIMITATION OF LIABILITY
To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of this Charter or the Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing Charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing Charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing Charter.
SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement of the Charter was 1,000 shares, $0.01 par value per share, all of one class. The aggregate par value of all shares of stock having par value was $10.

EIGHTH: The undersigned Chairman of the Board of Directors and Chief Executive Officer acknowledges this Charter to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chairman of the Board of Directors and Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
IN WITNESS WHEREOF, the Corporation has caused this Charter to be signed in its name and on its behalf by its Chairman of the Board of Directors and Chief Executive Officer and attested to by its Secretary on this       day of                     , 2011.

ATTEST:	CAMDEN PROPERTIES, INC.

	By:		(seal)

J. Robert Fisher		Richard J. Campo
Secretary		Chairman of the Board of Directors and Chief Executive Officer

ANNEX C
CAMDEN PROPERTIES, INC.
BYLAWS
ARTICLE I
OFFICES
Section 1. PRINCIPAL OFFICE. The principal office of Camden Properties, Inc. (the “Corporation”) in the State of Maryland shall be located at such place as the Board of Directors may designate.
Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.
Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors.
Section 3. SPECIAL MEETINGS.
(a) General. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders. Subject to paragraph (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
(b) Stockholder Requested Special Meetings.
(i) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary of the Corporation (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such stockholder (or other agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder. Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than 10 days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within 10 days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date and to make a public announcement of such Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

(ii) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast not less than 10% (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the ‘Special Meeting Request’) shall be delivered to the secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the secretary), shall bear the date of signature of each such stockholder (or other agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of stock of the Corporation which are owned of record and beneficially by each such stockholder, shall be sent to the secretary by registered mail, return receipt requested, and shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.
(iii) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (ii) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.
(iv) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); provided, further, that if the Board of Directors fails to designate, within 10 days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; provided, further, that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within 10 days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Corporation. In fixing a date for any special meeting, the chairman of the board, chief executive officer, president or Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (iii) of this Section 3(b).
(v) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting to the secretary, the secretary shall: (1) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (2) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before 10 days before the commencement of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(vi) The chairman of the board, chief executive officer, president or the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (1) five Business Days after receipt by the secretary of such purported request and (2) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (vi) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(vii) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to close.
Section 4. NOTICE. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting, if any, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by transmitting it to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.
Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.
Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when polls should be open and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding the meeting or recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 7. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided in the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.
Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than 11 months after its date unless otherwise provided in the proxy.
Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.
(a) Annual Meetings of Stockholders.
(i) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (1) pursuant to the Corporation’s notice of meeting, (2) by or at the direction of the Board of Directors or (3) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).
(ii) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a)(i) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 90th day nor later than 5:00 p.m., Central time, on the 60th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such annual meeting and not later than 5:00 p.m., Central time, on the later of the 60th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made (or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, prior to the time the individual is to begin service as a director). The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.
(iii) Such stockholder’s notice shall set forth:
(1) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, to serve as a director of the Corporation (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder;

(2) as to any business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;
(3) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,
(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each of such Company Securities was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person, and
(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities.
(4) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (2) or (3) of this paragraph (iii) of this Section 11(a) and any Proposed Nominee,
(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee,
(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person, and
(C) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(5) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market).
(iv) Notwithstanding anything in this paragraph (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Central time, on the tenth day following the day on which such public announcement is first made by the Corporation.
(v) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder means (1) any person acting in concert with such stockholder, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (3) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.
(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors, (ii) by a stockholder that has requested that a special meeting be called for the purpose of electing directors in compliance with Section 3 of this Article II and that has supplied the information required by Section 3 of this Article II about each individual whom the stockholder proposes to nominate for election of directors or (iii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraph (a)(3) of this Section 11, shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.
(i) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.
(ii) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.
(iii) “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.
(iv) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rules 14a-8 and 14a-11 (or any successor provisions) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.
(v) Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Section 11 shall be deemed satisfied by a stockholder if such stockholder has submitted a proposal to the Corporation in compliance with Rule 14a-8 or a nomination in compliance with Rule 14a-11 under the Exchange Act, and such stockholder’s proposal or nomination, as the case may be, has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for the meeting of stockholders.
Section 12. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.
Section 13. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (as it may be amended from time to time, the “MGCL”), or any successor statute, shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III
DIRECTORS
Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.
Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.
Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and at any place or by means of remote communication as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.
Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them or may fix remote communication as the means by which any special meeting of the Board of Directors called by them will be held. The Board of Directors may provide, by resolution, the time and place, if any, and the means of remote communication, if any, for the holding of special meetings of the Board of Directors without other notice than such resolution.
Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.
The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the Charter. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the directors still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws.

Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation or, in the absence of the secretary and all assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.
Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 10. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a consent in writing or by electronic transmission to such action is signed by each director and such written consent is filed in paper or electronic form with the minutes of proceedings of the Board of Directors.
Section 11. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any vacancy on the Board of Directors for any cause other than an increase in the number of directors shall be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.
Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.
Section 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.
Section 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.
Section 15. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

Section 16. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.
ARTICLE IV
COMMITTEES
Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee and such other committees as the Board of Directors may determine, composed of one or more directors, to serve at the pleasure of the Board of Directors.
Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.
Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place, if any, and the means of remote communication, if any, of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.
Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 5. WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is signed by each member of the committee and such written consent is filed in paper or electronic form with the minutes of proceedings of such committee.
Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE V
OFFICERS
Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.
Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the president shall be the chief executive officer of the Corporation. The chief executive officer may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed, and shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.
Section 5. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and shall have the responsibilities and duties as set forth by the Board of Directors or chief executive officer or president.
Section 6. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed, and shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer or president.
Section 7. CHAIRMAN OF THE BOARD. The Board of Directors shall designate a chairman of the board. The chairman of the board may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed, and shall preside over the meetings of the Board of Directors and of the stockholders at which he or she shall be present. The chairman of the board shall perform such other duties as may be assigned to him by the Board of Directors.
Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. The President may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.
Section 9. VICE PRESIDENTS. The vice presidents may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. In the absence of the president or in the event of a vacancy in such office, except as otherwise determined by the Board of Directors, the vice president (or in the event there be more than one vice president, the vice presidents in the following order: first, the executive vice presidents in the order of their election; second, the senior vice presidents in the order of their election; and third, the other vice presidents in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president, the chief executive officer or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive or senior vice president or as vice president for particular areas of responsibility.

Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose, (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, (c) be custodian of the corporate records and of the seal of the Corporation, (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, (e) have general charge of the stock transfer books of the Corporation and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or the Board of Directors.
Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.
The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer, the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.
Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president, the chief executive officer or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.
Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Corporation or the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she or she is also a director.
ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1. CONTRACTS. The Board of Directors or any committee thereof within the scope of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.
ARTICLE VII
STOCK
Section 1. CERTIFICATES; REQUIRED INFORMATION. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.
Section 2. TRANSFERS OF CERTIFICATED SECURITIES. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.
Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.
Section 3. REPLACEMENT CERTIFICATE. The Secretary or any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the Secretary or an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.
Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than 10 days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.
In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days before the date of such meeting.

If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.
When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.
Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.
Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.
ARTICLE VIII
ACCOUNTING YEAR
The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.
ARTICLE IX
DISTRIBUTIONS
Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.
ARTICLE X
INVESTMENT POLICY
Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI
SEAL
Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XII
INDEMNIFICATION AND ADVANCE OF EXPENSES
To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.
Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of these Bylaws or the Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE XIII
WAIVER OF NOTICE
Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, delivered by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE XIV
AMENDMENT OF BYLAWS
The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

ANNEX D
2011 SHARE INCENTIVE PLAN
OF
CAMDEN PROPERTY TRUST
1. Purpose.
The purpose of this Plan is to benefit the Company’s shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company’s performance and by providing such individuals with additional incentives to remain with the Company.
2. Definitions.
The following terms, as used herein, shall have the meaning specified:
(a) “2002 Plan” shall have the meaning set forth in Section 5(a).
(b) “Affiliate” shall mean any corporation or other entity more than 50% of whose stock or other interests having general voting power is owned by the Company or by another Affiliate of the Company.
(c) “Alternative Rights” shall have the meaning set forth in Section 6(a)(2).
(d) “Award” shall mean an award granted pursuant to Section 6 payable in cash or Shares.
(e) “Board” shall mean the Board of Trust Managers or Directors of the Company, as it may be comprised from time to time.
(f) “Cause” shall have the meaning set forth in Section 6(b)(4)(ii).
(g) “Change in Control” shall mean the first to occur of any of the following:
(1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares in the Company) together with its “affiliates” and “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; provided the acquisition of additional control by any person who is considered to effectively control the Company shall not be considered a Change in Control; or
(2) during any 12-month period, the Directors in office at the beginning of such period shall have ceased to constitute a majority of the Board without the approval of the nomination of the individuals who replace them on the Board by two-thirds of the Board consisting of Directors who were serving at the beginning of such period; or

(3) a merger or consolidation of the Company shall have been consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 30% of the combined voting power of the Company’s then outstanding securities; or
(4) a plan of complete liquidation of the Company shall have been consummated; or
(5) any person or persons, other than a subsidiary of the Company, shall have acquired all or a significant portion of the Company’s assets. For purposes of this clause (5), the term “shall have acquired all or a significant portion of the Company’s assets” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33 1/3% of the aggregate market value of the outstanding Shares (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities. The aggregate market value of the Shares shall be determined by multiplying the number of Shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions by the average closing price of the Shares for the ten trading days immediately preceding such date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Shares or by such other method as the Board shall determine is appropriate.
Notwithstanding the foregoing, (except as provided otherwise in an Award) a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.
(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(i) “Committee” shall mean a committee appointed pursuant to Section 3(a) or, if no such Committee is appointed, the Board.
(j) “Company” shall mean Camden Property Trust and its successors.
(k) “Director” shall mean any person who shall from time to time be a member of the Board and/or a member of the board of directors of any Affiliate.
(l) “Dividend Equivalent Right” shall mean an Award granted pursuant to Section 6(e).
(m) “Effective Date” shall mean May 11, 2011; provided that this Plan shall not become effective unless and until it is approved by the requisite percentage of the holders of the Shares.
(n) “Election Date” shall mean the date an Independent Director is first appointed or elected to the Board.
(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
(p) “Fair Market Value” shall mean the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues on the determination date. If no sale of the security is reported for such date, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be closing price of a share of the relevant security on the most recent date before the date of determination. If the relevant security is not publicly traded, Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(q) “Full-Value Award” means an Award other than an Option, Right or other Award that does not deliver the full value at grant thereof of the underlying Shares.
(r) “Fungible Pool Unit” shall be the measuring unit used for purposes of this Plan, as specified in Section 5, to determine the number of Shares which may be subject to Awards hereunder, which shall consist of Shares in the proportions ranging from 0.83 to 3.45, as set forth in Section 5.
(s) “Independent Director” shall mean any Director who is (i) (A) a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act, and (B) an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder, and (ii) who is not an employee of the Company or any Affiliate; provided, that a Director who is a consultant but is not an employee, also may be an Independent Director if the limitations on remuneration set forth in Code Section 162(m) and the regulations promulgated thereunder are otherwise met so that the Director satisfies the requirements to be an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder.
(t) “Insider” shall mean any person who is subject to Section 16.
(u) “ISO” shall mean an incentive stock option within the meaning of Code Section 422.
(v) “Limited Rights” shall have the meaning set forth in Section 6(d).
(w) “Mature Shares” shall mean, with respect to an exercise date, Shares held by a Participant for at least six months prior to such exercise date.
(x) “NQO” shall mean a stock option that is not within the meaning of Code Section 422.
(y) “Option” shall mean any option granted pursuant to Section 6(a)(1).
(z) “Outstanding Shares” shall mean, with respect to any date, the total of the number of Shares outstanding, plus (ii) the number of Shares reserved for issuance upon conversion of securities convertible into or exchangeable for Shares, plus (iii) the number of Shares, if any, held as “treasury stock” by the Company, each as on such date.
(aa) “Participant” shall mean any person who has been granted an Award pursuant to this Plan.
(bb) “Performance Units” shall have the meaning set forth in Section 6(c).
(cc) “Permanent Disability” shall have the meaning set forth in Section 6(a)(5)(i).
(dd) “Restricted Shares” shall mean the Shares issued as a result of a Restricted Share Award.
(ee) “Restricted Share Award” shall mean a grant of the right to purchase Shares pursuant to Section 6(b). Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.
(ff) “Retirement” shall have the meaning set forth in Section 6(a)(5)(i).
(gg) “Rights” shall mean an Award granted pursuant to Section 6(a)(2).
(hh) “Section 16” shall mean Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission, as they may be amended from time to time.

(ii) “Shares” shall mean the common shares of the Company, par value $.01 per share.
(jj) “Spread” shall mean (i) with respect to Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option, and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.
(kk) “Year of Service” shall mean each 12 consecutive month period commencing on an Employee’s employment commencement date and ending on each anniversary of the Employee’s employment commencement date.
3. Administration and Interpretation.
(a) Administration. This Plan shall be administered by a Committee, which shall consist of two or more Independent Directors. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of this Plan and shall have full power and authority to construe and interpret this Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in this Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.
The Committee shall have the full and exclusive right to grant all Awards under this Plan. In granting Awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in this Plan and the nature, amount, pricing, time and other terms of Awards to be made to such individuals, subject to the other terms and provisions of this Plan. The Committee shall also have the authority to consult with and receive recommendations from officers and other individuals of the Company and its Affiliates with regard to these matters. In no event shall any individual, his or her legal representative, heirs, legatees, distributees or successors have any right to participate in this Plan except to such extent, if any, as the Committee shall determine.
The Committee may from time to time in granting Awards under this Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in this Plan.
The Committee may delegate to the officers of or individuals associated with the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding this Plan or Awards hereunder as these relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.
(b) Interpretation. The Committee shall have the power to interpret and administer this Plan. All questions of interpretation with respect to this Plan, the number of Shares or other security granted hereunder, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to insiders.

It is the intention of the Company that this Plan and all Awards issued under this Plan be interpreted and administered consistent with the provisions of Code Section 409A and the Treasury Regulations issued thereunder, including the exemptions from application of Section 409A available thereunder. Except to the extent that Section 6(h) applies to an Award, it is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any provision of this Plan to the contrary, in the event that the Committee determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendment to this Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (1) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Code Section 409A.
(c) Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers (or similar) liability insurance coverage which the Company may have in effect from time to time.
4. Eligibility.
The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Directors, (ii) key employees of the Company or any Affiliate and (iii) consultants to the Company or any Affiliate, in each case (other than in the case of clause (i)), as determined by the Committee from time to time. The Independent Directors, key employees and consultants to whom Awards are granted under this Plan, and the number of Shares or other security subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Awards may be granted include key employees and consultants who are also Directors.
5. Shares Subject to Grants Under this Plan.
(a) Limitation on Number of Shares. The Shares subject to grants of Awards shall be authorized but unissued Shares, Shares purchased in the open market or privately and such Shares, if any, held as “treasury stock” by the Company. Subject to adjustments as provided in Section 7, the total number of Shares subject to Awards granted under this Plan, in the aggregate, may not exceed the sum of the following (collectively, the “Fungible Pool Limit”): (i) 5,840,000 and (ii) 3,345,000, which represents the number of Shares available under the Company’s Amended and Restated 2002 Share Incentive Plan (the “2002 Plan”) as of the Effective Date pursuant to Full-Value Awards based on a 3.45 to 1.0 Fungible Pool Unit-to-Full-Value award conversion ratio, of which 100% may be issued as ISOs. Each Share issued or to be issued in connection with any Full-Value Awards shall be counted against the Fungible Pool Limit as 3.45 Fungible Pool Units. Options and other Awards that do not deliver the full value at grant thereof of the underlying Shares and that expire more than five years from the date of grant shall be counted against the Fungible Pool Limit as one Fungible Pool Unit. Options, Rights and other Awards that do not deliver the full value at grant thereof of the underlying Shares and that expire five years or less from the date of grant shall be counted against the Fungible Pool Limit as 0.83 of a Fungible Pool Unit. (For these purposes, the number of Shares taken into account with respect to a Right shall be the number of Shares underlying the Rights at grant (i.e., not the final number of Shares delivered upon exercise of the Rights).) Subject to adjustment as provided in Section 7, the aggregate number of Shares as to which Awards may be granted to a participant during a calendar year under this Plan shall not exceed 1,000,000 Shares (with each Share subject to an Award being counted as one Share, notwithstanding the type of Award or the fact that it may count as more or less than one Fungible Pool Unit for purposes of this Section 5(a)), it being expressly contemplated that Awards in exclusively one category (e.g., Options) can (but need not) be used in the discretion of the Committee to reach the limitation set forth in this sentence; provided that this limit shall only apply to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations promulgated thereunder.

(b) Shares ceasing to be subject to an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under this Plan. However, if any outstanding Option or Right (including any outstanding award under the 2002 Plan), in whole or in part, expires or terminates unexercised or is canceled or if any Award, in whole or in part, expires or is terminated or forfeited, or is paid in cash in lieu of Shares, for any reason prior to May 11, 2021, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award, or Awards, that use Shares as a reference but that are paid or settled in cash, may again be made the subject of grants under this Plan; provided, however, that, with respect to any Option or Rights granted to any Participant who is a “covered employee” as defined in Code Section 162(m) and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and for Rights granted to such Participant.
6. Awards.
(a) Options and Rights.
(1) Grants of Options. Options granted under this Plan may be either ISOs or NQOs. At the time an Option is granted, the Committee may, in its discretion, designate whether an Option shall be an ISO. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Company or a “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f) respectively.
Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under this Plan or any other plans of the Company or an Affiliate) first becomes exercisable during any calendar year exceeds $100,000, the portion of such Option which would exceed the $100,000 limitation shall be treated as an NQO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.
No ISO shall be granted to any person who, at the time of the grant, owns Shares possessing more than 10% of the total combined voting power of the Company or any Affiliate, unless (i) on the date such ISO is granted, the Option price is at least 110% of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.
The purchase price per Share pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share (regardless of whether such Option is an ISO or an NQO) shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under this Plan. Options may be granted by the Committee to any eligible person at any time and from time to time.
The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or Vice President and attested by the Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Options are granted.

(2) Grants of Rights. The Committee shall have the authority in its discretion to grant to any eligible person Rights, which may be granted separately or in connection with an Option at the time of grant. All Rights shall have a minimum exercise price 100% of Fair Market Value on the grant date.
If Rights are granted in connection with an Option, such Rights shall be granted with respect to the same number of Shares then covered by the Option and may be exercised solely as an alternative to the exercise of the related Option. Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if, and to the extent that, the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as “Alternative Rights.” Notwithstanding the preceding sentence, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Alternative Rights shall have then been so exercised.
Rights granted without relationship to an Option shall be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.
Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights. The Committee may not, at any time, provide that the amount payable upon the exercise of Rights will be greater than the Spread.
Payment of the amount determined hereunder upon the exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination thereof, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefor shall be made in cash.
The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President and attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Company shall be delivered to each person to whom Rights are granted.
The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under this Plan, including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee.
(3) Payment of Option Exercise Price. Upon exercise of an Option, the full Option purchase price for the Shares with respect to which the Option is being exercised shall be payable to the Company, (i) in cash or by a check payable and acceptable to the Company or (ii) subject to the approval of the Committee, by tendering to the Company Shares owned by the holder for at least six months having an aggregate Fair Market Value per Share as of the date of exercise and tender which is not greater than the full Option purchase price for the Shares with respect to which the Option is being exercised and by paying the remainder of the Option purchase price as provided in (i) above; however, the Committee may, upon confirming that the holder owns the number of additional Shares being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of Shares being tendered upon the exercise and return to the holder (or not require surrender of) the certificate for the Shares being tendered upon the exercise. Notwithstanding the preceding, a holder may not use any Shares acquired pursuant to an Award granted under this Plan (or any other plan maintained by the Company or any Affiliate) unless the holder has beneficially owned such Shares for at least six months. Payment instruments will be received subject to collection. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.

(4) Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in this Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is an NQO shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right. The term of an Option or Right may not be extended after the date of grant, except as may be permitted under Treasury Regulation Section 1.409A-1(b)(5)(v)(C)(1).
(5) Termination of Employment or Relationship.
(i)	In the event that a Participant’s employment or relationship with the Company and its Affiliates shall terminate for any reason other than as a result of (A) retirement pursuant to a retirement plan or policy of the Company or one of its Affiliates (“Retirement”), (B) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee (“Permanent Disability”), or (C) death, the Participant’s NQOs and Rights shall be exercisable by him or her, subject to subsection (4) above, only within three months after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination. In the case of a Participant’s Retirement, Permanent Disability or death while entitled to exercise a NQO or Right, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the NQO or Rights at any time within one year from the date of the Participant’s Retirement, Permanent Disability or death.
(ii)	In the event that a Participant’s employment or relationship with the Company and its Affiliates shall terminate for any reason other than as a result of (A) Permanent Disability or (B) death, the Participant’s ISOs shall be exercisable by him or her, subject to subsection (4) above, only within three months after such termination, but only to the extent the ISO was exercisable immediately prior to such termination. In the case of a Participant’s Permanent Disability or death while entitled to exercise an ISO, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the ISO at any time within one year from the date of the Participant’s Permanent Disability or death.
(iii)	If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated by the Company or an Affiliate for Cause, all unexercised Options and Rights of such Participant shall terminate immediately upon such termination of such Participant’s employment, consulting arrangement or service with the Company and all Affiliates, and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

(6) Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Directors or directors of the Company or of any Affiliate as a result of any “corporate transaction” as defined in the Treasury Regulations promulgated under Code Section 424, provided, however, as follows: (i) any such adjustments to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any such adjustments to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.
(7) Issuance of Restricted Shares. Notwithstanding the preceding subsections, the Committee may, in its sole discretion and without the requirement of consent from the Participant, determine that an Option shall be settled, upon exercise, in whole or in part by the issuance of Restricted Shares to the Participant. Any such determination shall be made no later than the date of grant and shall be noted on the certificate evidencing the grant of the Option. The restricted period under such Restricted Shares shall be no greater than five years.
(b) Restricted Share Awards.
(1) Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before May 11, 2021. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company’s cash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual’s bonus, provided that such individual has made an irrevocable election, at least six months prior to the end of the designated performance period to which the bonus is attributable, to receive such Restricted Share Award in lieu of such bonus. In the first year of a Participant’s eligibility to participate in this Plan, such an election may be made no later than 30 days following the date on which the Participant becomes eligible to participate in this Plan and shall be applicable to the portion of the bonus attributable to services performed after the election is made.
(2) Purchase Price under Restricted Share Awards. The purchase price of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided, however, that such purchase price shall not be less than the par value per Share of the Shares subject to the Restricted Share Award. The Committee shall specify, within its discretion, the time and manner in which payment of such purchase price shall be paid.
(3) Description of Restricted Shares. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:
(i) Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, “lapse” and “non-lapse” restrictions (as such terms are defined in regulations promulgated under Code Section 83) and the achievement of specific performance goals;
(ii) the Restricted Shares may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied;
(iii) each certificate representing Restricted Shares issued pursuant to this Plan shall bear a legend making appropriate reference to the following:
“the Shares represented by this certificate have been issued pursuant to the terms of the 2011 Share Incentive Plan of Camden Property Trust and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                                         ”

; and
(iv) except as set forth in Sections 6(a)(7) and 8, no Restricted Shares granted pursuant to this Plan shall be subject to vesting requirements over a period of less than three years.
If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and shall have all the rights of a shareholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends or other dividends made or paid with respect to such Shares.
In order to enforce the restrictions, terms and conditions that may be applicable to a Participant’s Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.
After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.
(4) Termination of Employment or Relationship.
(i)	General. If the employment or relationship with the Company or its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Code Section 83) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such forfeited Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company.
(ii)	Retirement After Completion of Ten Years of Service. Notwithstanding subparagraph 6(b)(4)(i) above, any and all unvested Restricted Share Awards shall immediately vest in the event of the holder’s Retirement from the Company and all Affiliates after attainment of age 65 and completion of ten Years of Service. The preceding sentence shall be inapplicable, and the forfeiture provisions of Section 6(b)(4)(i) above shall apply if the employment or relationship with the Company and its Affiliates is terminated for Cause. For purposes of this Plan, “Cause” shall mean the Participant’s (i) failure to competently discharge any material portion of his/her duties; (ii) commission or omission of any acts which are in the nature of, or constitute, fraud or dishonesty against the Company or any Affiliate; (iii) behavior which is insubordinate or disruptive to the Company or any Affiliate, or materially detrimental to the business reputation of the Company; (iv) breach of any material policy of the Company or any Affiliate; (v) engaging in competition with the Company or any Affiliate, either as an individual for his/her own account or as a partner, officer, director, shareholder, employee, independent contractor, officer, or otherwise; or (vi) continual inattention to, or neglect of, any material portion of his/her duties, which inattention is not the result of illness or accident; as determined by the Committee in its sole discretion.

(5) Restricted Share Awards to Independent Directors. Each Independent Director shall be granted a Restricted Share Award on his or her Election Date and a Restricted Share Award on May 1 of each succeeding year that the individual remains an Independent Director, in each case in the amount determined from time to time by the Committee. To the extent the Board shall appoint a “Lead Independent Director,” such person may additionally be granted on the date of appointment and on May 1 of the succeeding year a Restricted Share Award in an amount determined from time to time by the Committee. In addition, on each May 1 of each succeeding year that the individual remains Lead Independent Director, the Lead Independent Director may receive a Restricted Share Award in an amount determined from time to time by the Committee. The Restricted Shares granted under this Section 6(b)(5) shall vest at the rate of 20% May 1 of each of the five years succeeding the date of grant. Notwithstanding the preceding sentences, all or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) shall immediately vest (but in no event during the six-month period commencing on the date of grant) in the event of the holder’s Retirement on or after his or her 65th birthday, Permanent Disability or death. All or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) also shall vest (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change in Control while the holder is serving as a Director. Any Restricted Shares granted pursuant to this Section 6(b)(5), to the extent unvested, shall terminate immediately upon the holder’s ceasing to serve as a Director (for any reason other than Retirement on or after his or her 65th birthday, Permanent Disability or death as described above).
(c) Performance Goals. The Committee, in its discretion, (i) may establish one or more performance goals as a precondition to the issuance or vesting of Award, which may be Restricted Shares or units (“Performance Units”) having a value equal to an identical number of Restricted Shares, and, in the case of Performance Units, shall determine whether such Performance Units will be paid in cash, Shares, or a combination of cash and Shares, and (ii) may provide, in connection with the establishment of the performance goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable performance goals are satisfied. In the case of any grant intended to qualify as performance-based compensation under Code Section 162(m) (including, for these purposes, grants constituting performance-based compensation, as determined without regard to certain shareholder approval and disclosure requirements by virtue of an applicable transition rule), the Committee (i) may use one or a combination of the performance goals set forth in Exhibit A; and (ii) may establish other goals (with shareholder approval of other types of goals) intended to be performance goals as contemplated by Code Section 162(m) and the regulations thereunder. Any Award, other than Options or Rights, that is based on the satisfaction of performance goals, as described in this Section 6(c), and is intended to qualify as performance-based compensation under Code Section 162(m), may not exceed $5,000,000 with respect to any Participant.
(d) Limited Rights. The Committee shall have the power to grant limited rights (“Limited Rights”), which shall have no relationship to an Option Award. Limited Rights shall provide for the automatic cash payment to the holder of such Limited Rights equal to the Spread valued upon the occurrence of a Change in Control and payable on the dated fixed by the Committee at the time of the grant of such Limited Right. Limited Rights may provide that Committee approval is not required for the exercise of such Limited Right. Upon exercise of such Limited Right, payment therefore shall be made in full on the date fixed by the Committee; provided that the Participant remains employed by the Company through such payment date.
(e) Dividends and Dividend Equivalents. Subject to the limitations on the payment of cash dividends set forth in Section 6(i), a Restricted Share Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired). Such payments may be settled in cash or Shares as determined by the Committee. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish, but may not be deferred except to the extent Section 6(h) hereof applies.

(f) Other Equity-Based Awards. The Committee shall have the right (i) to grant other Awards based on Shares (including the grant or offer for sale of unrestricted Shares and performance shares and performance units settled in Shares or cash) having such terms and conditions as the Committee may determine (which Awards and related agreements need not be identical), including, without limitation, the grant of Shares based upon certain conditions, the grant of exchangeable or redeemable securities or equity interests, and the grant of share appreciation rights, (ii) to grant limited partnership or any other membership or ownership interests (which may be expressed as units or otherwise) in a subsidiary, operating or other partnership, or other affiliate of the Company, with any Shares being issued in connection with the conversion of (or other distribution on account of) an interest granted under the authority of this clause (ii) to be subject, for the avoidance of doubt, to Section 5 and the other provisions of this Plan, and (iii) to grant Awards valued by reference to book value, fair value or performance parameters relative to the Company or any subsidiary or group of subsidiaries of the Company.
(g) Consideration for Awards. Subject to the requirements of applicable law, the Company shall obtain such consideration for the grant of an Award under this Section 6 as the Committee in its discretion may determine.
(h) Deferral. To the extent permissible under the Amended and Restated Camden Property Trust Non-Qualified Deferred Compensation Plan, the Committee may permit a Participant to elect to defer payment of an Award of Restricted Shares (including a right to receive dividend payments or dividend equivalent payments with respect to an Award of Restricted Shares) or Options in accordance with the terms of such plan and may grant deferred Options in accordance with the terms of such plan.
(i) Limitation on Payment of Dividends on Performance-Based Awards. Notwithstanding any other provision hereof, any cash dividend or distribution otherwise payable pursuant to an Award granted pursuant to this Section 6 that remains subject to performance-based vesting, or forfeiture based on the failure to meet performance-based conditions (i.e., conditions other than the continued service or employment of the Participant through a certain date), must be retained by, or repaid by the Participant to, the Company or the applicable entity granting the Award; provided that, to the extent provided for in the applicable Award agreement or by the Committee, an amount equal to such cash dividends or distributions retained or repaid by the Participant may be paid to the Participant upon the satisfaction or lapsing of such performance-based conditions with respect to such Award.
(j) Share Counting. This Plan does not allow liberal share counting, such that (A) Common Shares tendered in payment of an Award’s exercise price, Common Shares withheld to pay taxes and Common Shares purchased by the Company using proceeds from Awards will not increase the total number of remaining Common Shares authorized to be delivered pursuant to Awards under this Plan and (B) the gross number of Common Shares covered by Rights, as opposed to only the net number actually delivered upon settlement, count against the Common Shares remaining available for grant under this Plan.
7. Adjustment Provisions.
If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a dividend upon the Shares (other than dividends payable in cash) or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and (ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights shall be entitled by reason of such events.
Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee shall make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights, provided, however, as follows: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.
8. Acceleration.
Notwithstanding any other provision of this Plan to the contrary, all or any part of any remaining unexercised Options and Rights granted to any person may be exercised in the following circumstances (but in no event during the six month period commencing on the date granted) and all or any part of any other Award not theretofore vested shall vest: (i) with respect to Options or Rights only, immediately upon (but prior to the expiration of the term of the Option or Rights) Retirement, (ii) subject to the provisions of Section 6, upon the Permanent Disability or death of the holder, (iii) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration or (iv) upon (A) the Company’s adoption of a plan of merger, (B) the Company’s shareholders’ adoption of a plan of complete liquidation of the Company, or (C) the receipt by the Company of a tender or exchange offer, the consummation of any of which would constitute a Change in Control; provided that, the date on which any Award subject to Code Section 409A that becomes vested pursuant to this Section 8(iv) shall be payable or distributable shall be the date of the occurrence of the Change in Control.
9. Participant’s Agreement.
If, at the time of the exercise of any Option or Right or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or Right or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.
10. Withholding Taxes.
No Award may be exercised and no distribution of Shares or cash pursuant to an Award may be made under this Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.

11. Termination of Authority to Make Grant.
No Awards will be granted pursuant to this Plan after May 11, 2021.
12. Amendment and Termination; Restriction on Repricing of Options and Rights.
The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of this Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under this Plan (except as provided in Section 5(b)); or (ii) change the class of persons eligible to receive Awards; or (iii) amend this Plan in any manner that would require shareholder approval under Rule 16b-3 of the Exchange Act or under Code Sections 162(m) or 422; (iv) reduce the purchase price on an outstanding Option or Right; or (v) allow for the exchange of “underwater” Options or Rights for equity of a same or different type or for cash.
13. Preemption by Applicable Laws and Regulations.
Notwithstanding anything in this Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant’s beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.
14. Awards Granted Under 2002 Plan.
Nothing contained in this Plan shall in any manner affect awards granted under the 2002 Plan or the rights of the holders thereof. In furtherance of such matter, upon the exercise of an Incentive Exchange Right (as defined in the 2002 Plan) pursuant to options granted under the 2002 Plan, the holder thereof shall receive a grant of Restricted Shares, which grant shall be subject to the provisions of Section 5(f) of the 2002 Plan.
15. Miscellaneous.
(a) No Employment Contract. Nothing contained in this Plan shall be construed as conferring upon any Participant the right to continue in the employ of, or as a Director of or consultant to, the Company or any Affiliate.
(b) Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.
(c) No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by the Participant’s Award until the date of the issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.
(d) Nonassignability.
(1) General. Neither a Participant nor a Participant’s estate, personal representative or beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant’s estate’s, personal representative’s or beneficiary’s interest arising under this Plan nor shall such interest be subject to seizure for the payment of a Participant’s or beneficiary’s debts, judgments, alimony, or separate maintenance or be transferable by operation of the law in the event of a Participant’s, estate’s, personal representative’s or beneficiary’s bankruptcy or insolvency and to the extent any such interest arising under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited, notwithstanding any vesting provisions or other terms herein or in such Award.

(2) Transfers to Family Trusts. Notwithstanding the preceding or any other limitation on the transferability of Awards, the Committee may (in its sole discretion) permit a Participant to transfer an Award (other than an ISO), or cause the Company to grant an Award (other than an ISO) that otherwise would be granted to a Participant, to a trust established for the benefit of one or more of the children, grandchildren or spouse of the Participant or pursuant to a qualified domestic relations order. Any Participant desiring to make a transfer pursuant to this subsection shall make application therefore in such manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities and tax laws. The Committee shall not give permission for such an issuance or transfer if it would give rise to short-swing liability under Section 16(b) of the Exchange Act, liability for the “additional tax” under Code Section 409(a)(1)(B), or if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the Shares to be issued under an Award under federal or state securities laws.
(e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to this Plan will be used for its general business purposes.
(f) Governing Law; Construction. All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the state in which the Company has been formed, without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.

EXHIBIT A
PERFORMANCE GOALS
Awards intended to qualify as “performance-based” compensation under Code Section 162(m), may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Goals, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Any of the Performance Goals may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.
“Performance Goals” means one or more of the following business criteria (or any combination thereof) with respect to one or more of the Company, or any subsidiary, division, other operational unit or administrative department of thereof, or a change (or the absence of change) thereto:
(i)	pre-tax income;

(ii)	after-tax income;

(iii)	net operating income (meaning net operating income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis);

(iv)	operating income;

(v)	cash flow;

(vi)	revenue;

(vii)	same property revenue;

(viii)	earnings per share;

(ix)	return on equity;

(x)	return on invested capital or assets;

(xi)	cash and/or funds available for distribution;

(xii)	market value of Shares;

(xiii)	return on investment;

(xiv)	total return to shareholders;

(xv)	net earnings;

(xvi)	return, coverage and/or similar ratios;

(xvii)	number of equity and/or securities sold;

(xviii)	completion of property development;

(xix)	achievement of pro forma property yields;

(xx)	achievement of budgets;
Annex D
Exhibit A

(xxi)	balance sheet and/or liquidity measures;

(xxii)	funds from operations (FFO); and/or

(xxiii)	adjusted funds from operations (AFFO).
In addition, any Performance Goals may be based upon the attainment of specified levels of performance under one or more of the Performance Goals above relative to the performance of other companies or the historic performance of the Company. Performance Goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes.
To the extent permitted by Code Section 162(m), unless the Committee provides otherwise at the time of establishing the Performance Goals, for each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) (to the extent applicable), to any of the Performance Goals described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.
Annex D
Exhibit A

***EXERCISE YOUR RIGHT TO VOTE ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 11, 2011

CAMDEN PROPERTY TRUST

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 14, 2011
Date: May 11, 2011 Time: 9:00 AM CDT
Location:	Renaissance Hotel
6 Greenway Plaza East
Houston, TX 77046
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. ANNUAL REPORT                              2. NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2010 to facilitate timely delivery.
— How to Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Trust Managers recommends you vote FOR the following:
1. Election of Trust Managers
Nominees:

01) Richard J. Campo	06) D. Keith Oden
02) Scott S. Ingraham	07) F. Gardner Parker
03) Lewis A. Levey	08) Steven A. Webster
04) William B. McGuire, Jr.	09) Kelvin R. Westbrook
05) William F. Paulsen
The Board of Trust Managers recommends you vote FOR the following proposal:
2. Ratification of Deloitte & Touche LLP as the independent registered public accounting firm.
The Board of Trust Managers recommends you vote FOR the following proposal:
3. Approval of a change in the state of formation from Texas to Maryland.
The Board of Trust Managers recommends you vote FOR the following proposal:
4. Approval of the 2011 Share Incentive Plan.
The Board of Trust Managers recommends you vote FOR the following proposal:
5. Approval, by an advisory vote, of executive compensation.
The Board of Trust Managers recommends you vote FOR approval of an annual advisory vote on executive compensation in the following proposal:
6. Approval, by an advisory vote, on the frequency of holding an advisory vote on executive compensation.

***EXERCISE YOUR RIGHT TO VOTE ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 11, 2011

CAMDEN PROPERTY TRUST
Camden Property Trust
Three Greenway Plaza, Suite 1300
Attn: Kimberly Callahan
Houston, TX 77046

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 14, 2011
Date: May 11, 2011 Time: 9:00 AM CDT
Location:	Renaissance Hotel
6 Greenway Plaza East
Houston, TX 77046
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. ANNUAL REPORT                   2. NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2010 to facilitate timely delivery.
— How to Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote the shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Trust Managers recommends you vote FOR the following:
1. Election of Trust Managers
Nominees:

01) Richard J. Campo	06) D. Keith Oden
02) Scott S. Ingraham	07) F. Gardner Parker
03) Lewis A. Levey	08) Steven A. Webster
04) William B. McGuire, Jr.	09) Kelvin R. Westbrook
05) William F. Paulsen
The Board of Trust Managers recommends you vote FOR the following proposal:
2. Ratification of Deloitte & Touche LLP as the independent registered public accounting firm.
The Board of Trust Managers recommends you vote FOR the following proposal:
3. Approval of a change in the state of formation from Texas to Maryland.
The Board of Trust Managers recommends you vote FOR the following proposal:
4. Approval of the 2011 Share Incentive Plan.
The Board of Trust Managers recommends you vote FOR the following proposal:
5. Approval, by an advisory vote, of executive compensation.
The Board of Trust Managers recommends you vote FOR approval of an annual advisory vote on executive compensation in the following proposal:
6. Approval, by an advisory vote, on the frequency of holding an advisory vote on executive compensation.

Note:
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR proposals 2, 3, 4 and 5 and FOR an annual advisory vote for proposal 6.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.
CAMDEN PROPERTY TRUST
FORM OF PROXY FOR ANNUAL MEETING
TO BE HELD MAY 11, 2011
This proxy is solicited on behalf of the Board of Trust Managers.
The undersigned hereby appoints Richard J. Campo, D. Keith Oden and Dennis M. Steen, or any of them, proxies of the undersigned, with full powers of substitution, to vote all of the common shares of beneficial interest of Camden Property Trust the undersigned is entitled to vote at the Annual Meeting to be held on May 11, 2011 and at any adjournment thereof, and authorizes and instructs said proxies to vote as set forth on the reverse side.
The Board of Trust Managers recommends you vote FOR each of the nominees for Trust Manager, FOR approval of the change in our state of formation from Texas to Maryland, FOR approval of our 2011 Share Incentive Plan, FOR approval, on an advisory basis, of the compensation of our named executive officers, and FOR approval, on an advisory basis, of an annual advisory vote on executive compensation. The Audit Committee, which has the sole authority to retain our independent registered public accounting firm, recommends you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2011.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
IMPORTANT — This Proxy must be signed and dated on the reverse side.

Camden Property Trust
Three Greenway Plaza, Suite 1300
Attn: Kimberly Callahan
Houston, TX 77046
VOTE BY INTERNET – www. proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAMDEN PROPERTY TRUST		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:
The Board of Trust Managers recommends you vote FOR the following:		☐	☐	☐

1. Election of Trust Managers
Nominees:
01) Richard J. Campo	06) D. Keith Oden
02) Scott S. Ingraham	07) F. Gardner Parker
03) Lewis A. Levey	08) Steven A. Webster
04) William B. McGuire, Jr.	09) Kelvin R. Westbrook
05) William F. Paulsen
The Board of Trust Managers recommends you vote FOR the following proposals:					For	Against	Abstain
2. Ratification of Deloitte & Touche LLP as the independent registered public accounting firm					☐	☐	☐
3. Approval of a change in the state of formation from Texas to Maryland					☐	☐	☐
4. Approval of the 2011 Share Incentive Plan					☐	☐	☐
5. Approval, by an advisory vote, of executive compensation.					☐	☐	☐
The Board of Trust Managers recommends you vote for ONE YEAR for the following proposal: 6. Approval, by an advisory vote, of the frequency of the advisory vote on executive compensation					One Year	Two Years	Three Years	Abstain
					☐	☐	☐	☐
NOTE: This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5 and FOR an annual advisory vote of executive compensation for Proposal 6.
Please sign exactly as your name(s) appear(s) herein. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date